EATON VANCE MUNICIPALS TRUST

FOR THE FUNDS:


       * EV Marathon Alabama Municipals Fund
       * EV Marathon Arkansas Municipals Fund
       * EV Marathon Georgia Municipals Fund
       * EV Marathon Kentucky Municipals Fund
       * EV Marathon Louisiana Municipals Fund
       * EV Marathon Maryland Municipals Fund
       * EV Marathon Missouri Municipals Fund
       * EV Marathon North Carolina Municipals Fund
       * EV Marathon Oregon Municipals Fund
       * EV Marathon South Carolina Municipals Fund
       * EV Marathon Tennessee Municipals Fund
       * EV Marathon Virginia Municipals Fund

--------------------------------------------------------------------------------

                         [EATON VANCE ARCH WINDOW LOGO]

--------------------------------------------------------------------------------
                            Annual Shareholder Report
                                 August 31, 1996

                                TABLE OF CONTENTS

ITEM                                                                   PAGE
President's letter to shareholders..................................    3
Year-end results, listed by state...................................    4
Management Reports:
        EV Marathon Alabama Municipals Fund.........................    5
        EV Marathon Arkansas Municipals Fund........................    6
        EV Marathon Georgia Municipals Fund.........................    7
        EV Marathon Kentucky Municipals Fund........................    8
        EV Marathon Louisiana Municipals Fund.......................    9
        EV Marathon Maryland Municipals Fund........................   10
        EV Marathon Missouri Municipals Fund........................   11
        EV Marathon North Carolina Municipals Fund..................   12
        EV Marathon Oregon Municipals Fund..........................   13
        EV Marathon South Carolina Municipals Fund..................   14
        EV Marathon Tennessee Municipals Fund.......................   15
        EV Marathon Virginia Municipals Fund........................   16
        Financial Results...........................................   17

 Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

                                 To Shareholders

Following an upbeat year in 1995, the bond market encountered difficulty in the first half of 1996, as the investment climate changed dramatically.

The year started favorably enough, with the Federal Reserve lowering the Federal Funds Rate - the rate banks charge each other for overnight loans and a key short-term interest rate barometer - to 5.25%. Investors' optimism was short-lived, however, as Fed Chairman Alan Greenspan suggested in his Spring Congressional testimony that, in light of current economic growth, the next move in rates would likely be higher. Subsequent employment data showed that job creation was exceeding market estimates, and that the labor market was indeed tightening.

While job growth has cooled in recent months from the blistering pace set early in the year, the economy has nonetheless failed to give a clear indication of its long-term direction. Accordingly, the Federal Reserve has effectively put its monetary policy on hold, while maintaining a bias toward higher rates.

Despite the uncertainty in the market, there are several reasons we believe an investment in municipal bonds continues to represent good value for tax-conscious investors. First, while turning in somewhat faster growth than expected, the nation's economy remains subdued. GDP grew at a revised 4.8% rate in the second quarter - a relatively strong showing - but one not likely to be sustained over the balance of the year. Interestingly, recent indicators, including the Federal Reserve's "beige book," an anecdotal regional economic survey, suggest a possible slowdown in the second half of the year. Most importantly, by most measures, inflation remains well under control.

Second, whatever the outcome of the various tax cut proposals that have marked the campaign of both major political parties, it is certain that the tax structure will remain sharply progressive. That means that municipal bonds will retain their relative value.

--------------------------------------------------------------------------------
TAX-EXEMPT BONDS YIELD 85%
OF TREASURY YIELDS

5.89%                                9.20%
30-YR. AAA GENERAL                   TAXABLE EQUIVALENT YIELD OF
OBLIGATION (GO) BONDS*               INVESTMENT FOR COUPLE IN
                                     36% TAX BRACKET

6.94%
30-YEAR TREASURY BONDS

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.
*GO yield is a compilation of a representative variety of general obligation bonds and is not necessarily represented by the Fund's yield. Statistics as of July 31, 1996.

Past performance is no guarantee of future results.

Source: Bloomberg, L.P.
------------------------------------------------------------------------------

Third, on the budget front, the deficit has been reduced significantly. At present, the deficit as a percentage of GDP is the smallest of all industrialized nations, alleviating near-term borrowing needs.

Finally, and perhaps most important of all, the tax burden of our citizens is still extraordinarily high. Municipal bonds remain one of the better ways for most individuals to relieve that burden and keep more of what they work so hard to earn. We believe that, despite the occasional market fluctuations, a steadfast, long-term outlook is the best way to reap the advantages of tax-free investing.

                                 Sincerely

    [BOX FOR PHOTO]
                                 /s/ Thomas J. Fetter
                                 -------------------------
                                  Thomas J. Fetter
                                  President
                                  October 8, 1996

-----------------------------------------------------------------------------
Included in the pages that follow are performance charts that compare your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in your Fund and the unmanaged Lehman Brothers Municipal Bond Index. The solid line on the chart represents the Fund's performance. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The contingent deferred sales charge, which the charts refer to, is deducted at redemption as follows: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2%
- 5th year; and 1% - 6th year. The dotted line represents the performance of the Lehman Brothers Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio is composed principally of bonds solely from your individual state, the Index is composed of bonds from all 50 states and many jurisdictions. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index.
--------------------------------------------------------------------------------

INFORMATION ABOUT YOUR MUTUAL FUND INVESTMENT


                        FINANCIAL DATA:                                                   TAX DATA:
                        ----------------------------------------------                  -----------------------------------------
RESULTS FOR THE         Total                                                           If your      The after-tax
YEAR-ENDED AUGUST       return     Dividends                   Fund's                   combined     equivalent
31, 1996                (excl.     paid by Fund  NAV per    distribution                Federal &    distribution
                        sales      (during       share at     rate at                   state tax.   rate you would       Tax
                        charge)    period)       8/31/96      8/31/96                    rate is..     need is...     Information*
-----------------       ------     ------        --------   ------------                ----------   --------------   -----------
EV Marathon             4.9%       $0.480        $10.46      4.45%        [GRAPHIC        39.20%         7.30%          99.48%
ALABAMA                                                                   OF
Municipals Fund                                                           ALABAMA]

EV Marathon             4.1%       $0.473        $10.19      4.42%        [GRAPHIC        40.48%         7.40%          99.48%
ARKANSAS                                                                  OF
Municipals Fund                                                           ARKANSAS]

EV Marathon             4.9%       $0.455        $ 9.81      4.64%        [GRAPHIC        39.84%         7.69%          99.24%
GEORGIA Municipals                                                        OF
Fund                                                                      GEORGIA]

EV Marathon             4.5%       $0.462        $ 9.97      4.51%        [GRAPHIC        43.36%         7.95%          99.51%
KENTUCKY                                                                  OF
Municipals Fund                                                           KENTUCKY]

EV Marathon             4.8%       $0.490        $ 9.96      4.84%        [GRAPHIC        39.84%         8.04%          99.73%
LOUISIANA                                                                 OF
Municipals Fund                                                           LOUISIANA]

EV Marathon             5.4%       $0.481        $10.30      4.49%        [GRAPHIC        41.12%         7.59%          99.11%
MARYLAND                                                                  OF
Municipals Fund                                                           MARYLAND]

EV Marathon             4.6%       $0.479        $10.51      4.48%        [GRAPHIC        39.84%         7.42%          98.95%
MISSOURI Municipals                                                       OF
Fund                                                                      MISSOURI]

EV Marathon NORTH       4.8%       $0.468        $ 9.97      4.61%        [GRAPHIC        40.96%         7.77%          98.52%
CAROLINA                                                                  OF NORTH
Municipals Fund                                                           CAROLINA]

EV Marathon             3.8%       $0.460        $10.24      4.41%        [GRAPHIC        41.76%         7.56%          99.45%
OREGON Municipals                                                         OF
Fund                                                                      OREGON]

EV Marathon SOUTH       4.9%       $0.467        $10.02      4.66%        [GRAPHIC        40.48%         7.80%          99.09%
CAROLINA                                                                  OF SOUTH
Municipals Fund                                                           CAROLINA]

EV Marathon             5.2%       $0.477        $10.15      4.58%        [GRAPHIC        39.84%         7.60%          99.40%
TENNESSEE                                                                 OF
Municipals Fund                                                           TENNESSEE]

EV Marathon             4.7%       $0.478        $10.26      4.54%        [GRAPHIC        39.68%         7.49%          98.64%
VIRGINIA Municipals                                                       OF
Fund                                                                      VIRGINIA]

*Percentages represent the amounts of the total dividends paid by the Funds from net investment income during the year ended August 31, 1996 that have been designated as exempt-interest dividends. Tax legislation eliminated the exception to market discount rules applicable to tax-exempt obligations. As a result, certain tax-exempt obligations acquired by the Portfolio subsequent to April 30, 1993 at market discounts may generate a small amount of ordinary taxable income.

EV MARATHON ALABAMA MUNICIPALS FUND

YOUR INVESTMENT AT WORK       [GRAPHIC OF MEDICAL SYMBOL]
Jasper, Alabama Hospital
Revenue Bonds - Walker
Regional Medical Center

Walker Regional Medical Center, a non-profit corporation, has grown substantially since it began in 1957 with the purchase of Community Hospital, a 44-bed hospital. Additional beds were added in 1965, and in 1978 Walker Medical Center began construction of a new 227-bed hospital. As the largest hospital in Walker County, the facility has become very important to the local community.

These Series 1993 bonds are important for the improvement, enlargement, and maintainance of this vital facility.

[PICTURE OF ALABAMA]
PORTFOLIO OVERVIEW
Based on market value as of August 31, 1996
Number of issues......................................          70
Average quality.......................................         AA-
Investment grade......................................        97.5
Effective maturity....................................  14.88 yrs.

Largest sectors:
   Insured water & sewer..............................      21.0%*
   Hospitals..........................................        14.0
   Industrial development revenue.....................        12.9
   Insured electric utilities.........................        8.8*
   Insured education..................................        8.7*
   Insured general obligations........................        8.2*

* Private insurance does not remove the market risks that are associated with these investments.

--------------------------------------------------------------------------------

THE STATE OF THE STATE: Alabama

The Alabama economy has been in transition since the mid-1980s. For many years, the state relied on the textile, apparel, and food processing industries to fuel its economy. As those industries met with intense competition overseas, Alabama has diversified towards services, trade and finance. Moreover, in recent years, Alabama has successfully courted new manufacturers through aggressive economic incentive programs. According to Standard & Poor's, Briggs & Stratton Co., British Steel, Inc., Martin Marietta, and Mercedes Benz, U.S. International, Inc. have made capital investments of close to $9 billion in Alabama since 1993.

The economic stimulus from this investment - along with the increasing economic diversity - has been tempered, however, by the loss of jobs in lower wage industries. In fact, personal income in Alabama is still behind the regional and national averages.

Fortunately for Alabamans, their state government is well managed financially. Spending growth remains low, due to a constitutional prohibition on deficit spending, and zero growth is projected for fiscal 1997. As a result, the state's General Obligation debt has a solid AA rating by Standard & Poor's.

--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in EV Marathon Alabama Municipals Fund (Including Sales Charge) and the Lehman Brothers Municipal Bond Index
From May 31, 1992, through August 31, 1996

EV MARATHON ALABAMA MUNICIPALS FUND VS.
LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX

 Date           Fund        CDSC           Index
 5/31/92+       $10,000        NA        $10,000
 6/30/92        $10,225        NA        $10,168
 7/31/92        $10,685        NA        $10,473
 8/31/92        $10,438        NA        $10,370
 9/30/92        $10,476        NA        $10,438
10/31/92        $10,231        NA        $10,336
11/30/92        $10,571        NA        $10,521
12/31/92        $10,702        NA        $10,628
 1/31/93        $10,806        NA        $10,752
 2/28/93        $11,255        NA        $11,141
 3/31/93        $11,094        NA        $11,023
 4/30/93        $11,229        NA        $11,134
 5/31/93        $11,294        NA        $11,197
 6/30/93        $11,469        NA        $11,384
 7/31/93        $11,466        NA        $11,398
 8/31/93        $11,722        NA        $11,636
 9/30/93        $11,847        NA        $11,769
10/31/93        $11,875        NA        $11,791
11/30/93        $11,733        NA        $11,687
12/31/93        $12,032        NA        $11,934
 1/31/94        $12,152        NA        $12,070
 2/28/94        $11,806        NA        $11,758
 3/31/94        $11,150        NA        $11,279
 4/30/94        $11,223        NA        $11,374
 5/31/94        $11,330        NA        $11,473
 6/30/94        $11,212        NA        $11,406
 7/31/94        $11,474        NA        $11,612
 8/31/94        $11,470        NA        $11,652
 9/30/94        $11,263        NA        $11,481
10/31/94        $10,977        NA        $11,277
11/30/94        $10,709        NA        $11,073
12/31/94        $11,061        NA        $11.317
 1/31/95        $11,476        NA        $11,641
 2/28/95        $11,854        NA        $11,979
 3/31/95        $11,954        NA        $12,117
 4/30/95        $11,945        NA        $12,131
 5/31/95        $12,301        NA        $12,518
 6/30/95        $12,092        NA        $12,409
 7/31/95        $12,176        NA        $12,526
 8/31/95        $12,317        NA        $12,685
 9/30/95        $12,353        NA        $12,765
10/31/95        $12,591        NA        $12,951
11/30/95        $12,830        NA        $13,166
12/31/95        $12,961        NA        $13,292
 1/31/96        $13,035        NA        $13,393
 2/28/96        $12,891        NA        $13,302
 3/31/96        $12,696        NA        $13,132
 4/30/96        $12,686        NA        $13,095
 5/31/96        $12,697        NA        $13,090
 6/30/96        $12,822        NA        $13,233
 7/31/96        $12,928        NA        $13,353
 8/31/96        $12,914    $12,714       $13,350

                              1                 Life of
Average Annual Returns       Year                Fund*
---------------------------------------------------------
With CDSC                   -0.2%                5.9%
---------------------------------------------------------
Without CDSC                 4.9%                6.3%

Fund, assuming entire investment was redeemed on 8/31/96 & max. applicable contingent deferred sales charge deducted from proceeds

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 5/1/92. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[PHOTO OF TIMOTHY T. BROWSE]

"Approximately 50% of Alabama's municipal bonds are insured, which means that credit quality is generally very good. The high percentage of insured bonds also leads to higher turnover ratio in the portfolio, as I look to maximize shareholder value by realizing the gains of individual issues whenever possible.

I have been selling bonds in which the call period has shortened, and am always on the lookout for non-rated bonds, which are higher-yielding but are not necessarily less creditworthy. Industrial development bonds also provide an excellent opportunity to increase yield without taking on additional risk. Our research staff is vital to the success of this effort."

                                        - Timothy T. Browse

EV MARATHON ARKANSAS MUNICIPALS FUND


YOUR INVESTMENT AT WORK     [GRAPHIC OF A HOUSE]
University of Arkansas
Housing System

These bonds support the housing system at the University of Arkansas. Specifically, the revenue helps finance "current expenses," including operating expenses, maintenance, upkeep and repairs, food services, and insurance.

In addition, proceeds help finance various construction and renovation projects which includes architectural fees, legal fees, and other related expenses.

[GRAPHIC OF ARKANSAS]
PORTFOLIO OVERVIEW
Based on market value as of August 31, 1996
Number of issues......................................          65
Average quality.......................................          A+
Investment grade......................................       94.6%
Effective maturity....................................  14.34 yrs.

Largest sectors:
   Industrial development revenue.....................       15.4%
   Hospitals..........................................        15.2
   Housing............................................        11.2
   Electric utilities.................................         9.6
   Water & sewer......................................         8.8
   Insured electric Utilities.........................        7.5*

* Private insurance does not remove the market risks that are associated with these investments.


THE STATE OF THE STATE: Arkansas

The Arkansas economy is well-diversified and has been characterized in recent years by steady growth, declining unemployment, and an expanding manufacturing base. The conservative fiscal policies of the state government have provided a healthy environment for economic growth.

The largest employment sector, manufacturing, comprises 25% of the state's economy, according to Standard & Poor's. Within this sector, food processing has been the primary stimulus for growth. Tyson Foods, Inc. - one of four large poultry-producing firms in Arkansas - employs 18,562 persons across the state. Other significant sectors include wholesale and retail trade, comprising 23% of state employment, and construction, the fastest-growing sector due to a significant population increase. Leading the way for the wholesale and retail trade sector is Wal-Mart Stores, Inc., with 26,000 employees statewide.

Employment has declined in the capital goods, heating and cooling equipment, and defense-related industries. These job losses should be replaced, however, by gains in the expanding service sector, which is the projected leading driver of growth over the next several years.

Comparison of Change in Value of a $10,000 Investment in EV Marathon Arkansas Municipals Fund (Including Sales Charge) and the Lehman Brothers Municipal Bond Index
From October 31, 1992, through August 31, 1996

   Date       Fund  CDSC      Index
 10/31/92+ $10,000       NA    $10,000
 11/30/92  $10,331       NA    $10,179
 12/31/92  $10,482       NA    $10,283
  1/31/93  $10,648       NA    $10,403
  2/28/93  $11,130       NA    $10,779
  3/31/93  $11,008       NA    $10,665
  4/30/93  $11,124       NA    $10,773
  5/31/93  $11,199       NA    $10,833
  6/30/93  $11,387       NA    $11,014
  7/31/93  $11,396       NA    $11,028
  8/31/93  $11,633       NA    $11,258
  9/30/93  $11,770       NA    $11,386
 10/31/93  $11,766       NA    $11,408
 11/30/93  $11,645       NA    $11,308
 12/31/93  $11,925       NA    $11,546
  1/31/94  $12,078       NA    $11,678
  2/28/94  $11,730       NA    $11,376
  3/3l/94  $11,035       NA    $10,913
  4/30/94  $11,162       NA    $11,005
  5/31/94  $11,291       NA    $11,100
  6/30/94  $11,181       NA    $11,036
  7/31/94  $11,433       NA    $11,235
  8/31/94  $11,472       NA    $11,274
  9/30/94  $11,262       NA    $11,108
 10/31/94  $10,950       NA    $10,911
 11/30/94  $10,610       NA    $10,714
 12/31/94  $10,930       NA    $10,950
  1/31/95  $11,324       NA    $11,263
  2/28/95  $11,716       NA    $11,590
  3/31/95  $11,816       NA    $11,723
  4/30/95  $11,806       NA    $11,737
  5/31/35  $12,141       NA    $12,112
  6/30/95  $11,942       NA    $12,006
  7/31/95  $12,038       NA    $12,119
  8/31/95  $12,179       NA    $12,273
  9/30/95  $12,263       NA    $12,351
 10/31/95  $12,478       NA    $12,530
 11/30/95  $12,717       NA    $12,739
 12/31/95  $12,862       NA    $12,861
  1/31/96  $12,911       NA    $12,958
  2/28/96  $12,754       NA    $12,870
  3/31/96  $12,545       NA    $12,706
  4/30/96  $12,509       NA    $12,670
  5/31/96  $12,484       NA    $12,665
  6/30/96  $12,596       NA    $12,803
  7/31/96  $12,700       NA    $12,919
  8/31/96  $12,673   $12,373   $12,916

                              1                 Life of
Average Annual Returns       Year                Fund*
---------------------------------------------------------
With CDSC                   -0.9%                4.9%
---------------------------------------------------------
Without CDSC                 4.1%                5.6%

Fund, assuming entire investment was redeemed on 8/31/96 & max. applicable contingent deferred sales charge deducted from proceeds

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 10/2/92. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[PHOTO OF TIMOTHY T. BROWSE]

"In Arkansas, as in many states, there is little new issuance. As a result, there is currently low turnover in the portfolio due to lack of attractive alternatives. I take every opportunity I can find to broaden and diversify the portfolio.

I have been selling bonds in which the call period has shortened, and am always on the lookout for non-rated bonds, which are higher-yielding but are not necessarily less creditworthy. Industrial development bonds also provide an excellent opportunity to add yield without taking on additional risk. Our research staff is vital to the success of this effort."

                               - Timothy T. Browse
6

EV MARATHON GEORGIA MUNICIPALS FUND


YOUR INVESTMENT AT WORK     [GRAPHIC OF MEDICAL SYMBOL]
Glynn-Brunswick
Memorial Hospital - S.E.
Georgia Health Systems Project

These bonds will help modernize the Southeast Georgia Regional Medical Center. Specifically the plans call for construction of a six-story patient care tower for surgery, imaging, cardiology, and cardiac rehabilitation services. In addition, the new facility will include 88 private patient rooms and an education center.

Construction, which began in the spring of 1996, is scheduled for completion in the summer of 1998. The bonds, which are not callable until 2008, will finance approximately 80% of the facility's total cost.


[PICTURE OF GEORGIA]

PORTFOLIO OVERVIEW

Based on market value as of August 31, 1996
Number of issues.......................................          73
Average quality........................................         AA-
Investment grade.......................................       95.1%
Effective maturity.....................................  15.65 yrs.

Largest sectors:
   Insured hospitals...................................        15.7%*
   Utilities...........................................        15.6
   General obligation..................................        13.3
   Hospitals...........................................        11.8
   Housing.............................................        10.8

* Private insurance does not remove the market risks that are associated with these investments.

--------------------------------------------------------------------------------
THE STATE OF THE STATE: Georgia

After remarkably strong growth in the 1980s, Georgia's economy plunged into a difficult recessionary period, but has returned in the past few years to a healthy, vibrant condition. Total revenues in 1996 exceed those of 1995 by 6.1%, and employment is expected to rise by 2.3% this year. This ranks Georgia among the highest in the nation for job growth. Furthermore, forecasters expect employment to increase 2-3% per year through the end of the decade - also well ahead of many other regions in the U.S.

These growth figures, while impressive, pale in comparison to the period from 1980 to 1990. During this decade, the population soared, personal income rose 146%, and total employment increased by 36%. The largest gains occurred in the trade, financial, and construction sectors, which remain the strongest sectors today.

The economic recovery since the recession of 1991-1992 has been strong and consistent, and sound financial management by the state government has led to excellent General Obligation Bond ratings (AA+ by Standard & Poor's). In addition, debt levels remain moderate, with increased issuance supported by corresponding increases in population and personal income.

--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in EV Marathon Georgia Municipals Fund (Including Sales Charge) and the Lehman Brothers Municipal Bond Index
From December 31, 1991, through August 31, 1996

EV MARATHON GEORGIA MUNICIPALS FUND VS.
LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX

Date              Fund         CDSC              Index
12/31/91+       $10,000         NA              $10,000
 1/31/92         $9,880         NA              $10,023
 2/29/92         $9,908         NA              $10,026
 3/31/92         $9,886         NA              $10,030
 4/30/92         $9,968         NA              $10,119
 5/31/92        $10,154         NA              $10,238
 6/30/92        $10,374         NA              $10,410
 7/31/92        $10,799         NA              $10,722
 8/31/92        $10,587         NA              $10,618
 9/30/92        $10,585         NA              $10,687
10/31/92        $10,281         NA              $10,582
11/30/92        $10,622         NA              $10,772
12/31/92        $10,751         NA              $10,882
 1/31/93        $10,859         NA              $11,008
 2/28/93        $11,366         NA              $11,406
 3/31/93        $11,155         NA              $11,286
 4/30/93        $11,306         NA              $11,399
 5/31/93        $11,361         NA              $11,463
 6/30/93        $11,553         NA              $11,655
 7/31/94        $11,505         NA              $11,670
 8/31/93        $11,780         NA              $11,913
 9/30/93        $11,919         NA              $12,049
10/31/93        $11,913         NA              $12,072
11/30/93        $11,786         NA              $11,966
12/31/93        $12,054         NA              $12,218
 1/31/94        $12,187         NA              $12,358
 2/28/94        $11,837         NA              $12,038
 3/31/94        $11,198         NA              $11,547
 4/30/94        $11,259         NA              $11,646
 5/31/94        $11,309         NA              $11,746
 6/30/94        $11,194         NA              $11,678
 7/31/94        $11,417         NA              $11,889
 8/31/94        $11,433         NA              $11,930
 9/30/94        $11,237         NA              $11,755
10/31/94        $10,937         NA              $11,546
11/30/94        $10,608         NA              $11,337
12/31/94        $10,901         NA              $11,587
 1/31/95        $11,269         NA              $11,918
 2/28/95        $11,612         NA              $12,265
 3/31/95        $11,726         NA              $12,406
 4/30/95        $11,703         NA              $12,420
 5/31/95        $11,998         NA              $12,816
 6/30/95        $11,802         NA              $12,704
 7/31/95        $11,838         NA              $12,825
 8/31/95        $11,993         NA              $12,987
 9/30/95        $12,089         NA              $13,069
10/31/95        $12,309         NA              $13,259
11/30/95        $12,553         NA              $13,480
12/31/95        $12,687         NA              $13,609
 1/31/96        $12,748         NA              $13,712
 2/28/96        $12,595         NA              $13,619
 3/31/96        $12,390         NA              $13,445
 4/30/96        $12,351         NA              $13,407
 5/31/96        $12,347         NA              $13,402
 6/30/96        $12,476         NA              $13,548
 7/31/96        $12,584         NA              $13,671
 8/31/96        $12,582       $12,386           $13,668

                              1                 Life of
Average Annual Returns       Year                Fund*
---------------------------------------------------------
With CDSC                   -0.1%                4.7%
---------------------------------------------------------
Without CDSC                 4.9%                5.0%

Fund, assuming entire investment was redeemed on 8/31/96 & max. applicable contingent deferred sales charge deducted from proceeds

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 12/23/91. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.


FROM THE PORTFOLIO MANAGER:

[PHOTO OF CYNTHIA J. CLEMSON]

"In the Georgia Municipals Fund, as in many state funds, I have been selling bonds in which the call period has shortened and replacing them with bonds that have longer call periods. I am also always on the lookout for non-rated bonds, which are higher-yielding but are not necessarily less creditworthy. Industrial development bonds provide an excellent opportunity to add yield without taking on additional risk. Our research staff has become more and more important in helping us locate these opportunities.

I have been buying premium and discount bonds, and staying away from current coupon bonds. This 'barbell' approach helps to maintain good upside potential while limiting downside volatility."

                              - Cynthia J. Clemson

EV MARATHON KENTUCKY MUNICIPALS FUND

YOUR INVESTMENT AT WORK      [GRAPHIC OF HARDHAT WORKER]
Perry, Kentucky Solid Waste
Disposal Revenue Bonds

The County of Perry, Kentucky has entered into a contract with T.J. International, Inc. to finance a production facility for solid waste disposal. The project will handle the sewage and solid waste from a lumber facility in Perry County.

The Fund invested in these bonds recently, and they represent an excellent example of how municipal financing for a private company can bring jobs into the state.

[PICTURE OF KENTUCKY]

PORTFOLIO OVERVIEW
Based on market value as of August 31, 1996

Number of issues.......................................          84
Average quality........................................          A+
Investment grade.......................................        93.8
Effective maturity.....................................  13.51 yrs.

Largest sectors:
   Industrial development revenue......................       19.7%
   Lease revenue bonds.................................        19.7
   Insured hospitals...................................       11.6*
   Utilities...........................................         8.5
   Insured water & sewer...............................         6.7
   Transportation......................................         6.7

* Private insurance does not remove the market risks that are associated with these investments.

--------------------------------------------------------------------------------

THE STATE OF THE STATE: Kentucky

Kentucky's economy is very healthy, with strength in the manufacturing and construction sectors, and respectable growth in the service and trade sectors.

The overall economy in Kentucky is expected to grow at a slightly higher rate than that of the U.S. - primarily because of the growth in manufacturing and construction - according to the Center for Business and Economic Research at the University of Kentucky. The CBER estimates that between 1996 and 1998, almost half (43.8%) of Kentucky's growth will come from manufacturing and other goods-producing industries. Even in years when the manufacturing sector has slowed nationwide, such as in 1994 and 1995, the sector's annual growth rate in Kentucky was still more than double that of the U.S. in both years.

Kentucky's service and trade sectors are also healthy, and are expected to contribute 14.5% and 16.7% of the state's growth, respectively, between 1996 and 1998.

Because of its vibrant economy, many people are moving to Kentucky. This net population inflow, along with a natural population increase, should only help stimulate future growth.

--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in EV Marathon Kentucky Municipals Fund (Including Sales Charge) and the Lehman Brothers Municipal Bond Index
From December 31, 1991, through August 31, 1996

EV MARATHON KENTUCKY MUNICIPALS FUND VS.
LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX

Date              Fund          CDSC             Index
12/31/91+       $10,000         NA              $10,000
 1/31/92         $9,840         NA              $10,023
 2/29/92         $9,919         NA              $10,026
 3/31/92         $9,863         NA              $10,030
 4/30/92         $9,976         NA              $10,119
 5/31/92        $10,160         NA              $10,238
 6/30/92        $10,359         NA              $10,410
 7/31/92        $10,761         NA              $10,722
 8/31/92        $10,527         NA              $10,618
 9/30/92        $10,545         NA              $10,687
10/31/92        $10,261         NA              $10,582
11/30/92        $10,611         NA              $10,772
12/31/92        $10,726         NA              $10,882
 1/31/93        $10,843         NA              $11,008
 2/28/93        $11,328         NA              $11,406
 3/31/93        $11,150         NA              $11,286
 4/30/93        $11,300         NA              $11,399
 5/31/93        $11,377         NA              $11,463
 6/30/93        $11,589         NA              $11,655
 7/31/93        $11,563         NA              $11,670
 8/31/93        $11,782         NA              $11,913
 9/30/93        $11,921         NA              $12,049
10/31/93        $11,938         NA              $12,072
11/30/93        $11,802         NA              $11,966
12/31/93        $12,080         NA              $12,218
 1/31/94        $12,203         NA              $12,358
 2/28/94        $11,832         NA              $12,038
 3/31/94        $11,172         NA              $11,547
 4/30/94        $11,246         NA              $11,646
 5/3l/94        $11,343         NA              $11,746
 6/30/94        $11,207         NA              $11,678
 7/31/94        $11,454         NA              $11,889
 8/31/94        $11,471         NA              $11,930
 9/30/94        $11,231         NA              $11,755
10/31/94        $10,921         NA              $11,546
11/30/94        $10,64l         NA              $11,337
12/31/94        $10,958         NA              $11,587
 1/31/95        $11,387         NA              $11,918
 2/28/95        $11,756         NA              $12,265
 3/31/95        $11,858         NA              $12,406
 4/30/95        $11,849         NA              $12,420
 5/31/95        $12,218         NA              $12,816
 6/30/95        $11,999         NA              $12,704
 7/31/95        $12,073         NA              $12,825
 8/31/95        $12,229         NA              $12,987
 9/30/95        $12,302         NA              $13,069
10/31/95        $12,535         NA              $13,259
11/30/95        $12,792         NA              $13,480
12/31/95        $12,927         NA              $13,609
 1/31/96        $12,976         NA              $13,712
 2/28/96        $12,812         NA              $13,619
 3/31/96        $12,646         NA              $13,445
 4/30/96        $12,608         NA              $13,407
 5/31/96        $12,605         NA              $13,402
 6/30/96        $12,746         NA              $13,548
 7/31/96        $12,815         NA              $13,671
 8/31/96        $12,774      $12,575            $13,668

                              1                 Life of
Average Annual Returns       Year                Fund*
---------------------------------------------------------
With CDSC                   -0.5%                5.0%
---------------------------------------------------------
Without CDSC                 4.5%                5.4%

Fund, assuming entire investment was redeemed on 8/31/96 & max. applicable contingent deferred sales charge deducted from proceeds

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 12/23/91. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.


FROM THE PORTFOLIO MANAGER:

[PHOTO OF DAVID C. REILLY]

"Kentucky has a very good track record for attracting business. Whereas some states have had to give too much away in tax incentives, Kentucky has been careful to avoid that. This added investment in the state has improved employment and the overall economy.

Our research staff is adept at finding good credit quality in non-rated holdings. This gives us higher-yielding securities without necessarily adding significant risk. We are also enhancing the performance characteristics of the Fund by investing in premium and discount bonds and staying away from current coupon bonds. This helps to maintain good upside potential while limiting downside volatility."

                                - David C. Reilly

EV MARATHON LOUISIANA MUNICIPALS FUND


YOUR INVESTMENT AT WORK     [GRAPHIC OF A HOUSE]
Louisiana Health Facilities
Revenue Bonds - Glen
Retirement System Project

The proceeds from this bond issue have been used to fund projects for the Glen Retirement System, a non-profit corporation. The projects include acquisition and construction of a new 59-unit independent living facility in Bossier City, Louisiana, and the renovation and improvement of a nursing facility in Shreveport, Louisiana.

The proceeds have also been used to retire two commercial bank loans, as well as other debts incurred by the Glen Retirement System.

[GRAPHIC OF LOUISIANA]
PORTFOLIO OVERVIEW
Based on market value as of August 31, 1996
Number of issues.......................................           47
Average quality........................................          AA-
Investment grade.......................................        97.2%
Effective maturity.....................................   18.00 yrs.

Largest sectors:
   Housing.............................................        29.9%
   Industrial development revenue......................         11.6
   Hospitals...........................................         10.2
   Assisted living.....................................          9.3
   Insured special tax.................................         8.3*

* Private insurance does not remove the market risks that are associated with these investments.

--------------------------------------------------------------------------------

THE STATE OF THE STATE: Louisiana

Louisiana's economy has been based historically on the cyclical oil and natural gas industries and related petro-chemical products. As jobs have declined in this sector, service industries have filled the void and now represent the largest sector in the economy, employing 25% of all workers. Economic growth in Louisiana is constrained, however, by low personal income levels and an over-dependence on cyclical industries.

Financially, budgetary problems in the state government account for the relatively low bond ratings, assigned by the Standard & Poor's and Moody's rating services, for the state's General Obligation debt. The most significant problem is a large decrease in federal Medicaid funding. Other factors include $1 billion in claims on the state from various sources, and difficulty matching a fluctuating revenue stream - which is derived largely from a broad-based sales tax - to planned expenditures.

Fortunately, Louisiana does have solutions to its financial dilemmas. In April, the federal government approved $2.6 billion in Medicaid funding for the next two years, and several sources of one-time revenues are earmarked for the backlog of claims against the state. For the long term, a newly elected administration has committed itself to fiscal reform and a balanced budget.

--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in EV Marathon Louisiana Municipals Fund (Including Sales Charge) and the Lehman Brothers Municipal Bond Index
From October 31, 1992, through August 31, 1996

EV MARATHON LOUISIANA MUNICIPALS FUND VS.
LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX

    Date        Fund          CDSC    Index
   10/31/92+    $10,000        NA     $10,000
   11/30/92     $10,439        NA     $10,179
   12/31/92     $10,601        NA     $10,283
    1/31/93     $10,778        NA     $10,403
    2/28/93     $11,303        NA     $10,779
    3/31/93     $11,160        NA     $10,665
    4/30/93     $11,307        NA     $10,773
    5/31/93     $11,382        NA     $10,833
    6/30/93     $11,613        NA     $11,014
    7/31/93     $11,578        NA     $11,028
    8/31/93     $11,881        NA     $11,258
    9/30/93     $12,051        NA     $11,386
   10/31/93     $12,047        NA     $11,408
   11/30/93     $11,905        NA     $11,308
   12/31/93     $12,219        NA     $11,546
    1/31/94     $12,364        NA     $11,678
    2/28/94     $11,912        NA     $11,376
    3/31/94     $11,165        NA     $10,913
    4/30/94     $11,264        NA     $11,005
    5/31/94     $11,409        NA     $11,100
    6/30/94     $11,267        NA     $11,036
    7/31/94     $11,514        NA     $11,235
    8/31/94     $11,501        NA     $11,274
    9/30/94     $11,268        NA     $11,108
   10/31/94     $10,954        NA     $10,911
   11/30/94     $10,647        NA     $10,714
   12/31/94     $10,963        NA     $10,950
    1/31/95     $11,378        NA     $11,263
    2/28/95     $11,767        NA     $11,590
    3/31/95     $11,848        NA     $11,723
    4/30/95     $11,817        NA     $11,737
    5/31/95     $12,065        NA     $12,112
    6/30/95     $11,864        NA     $12,006
    7/31/95     $11,952        NA     $12,119
    8/31/95     $12,085        NA     $12,273
    9/30/95     $12,172        NA     $12,351
   10/31/95     $12,393        NA     $12,530
   11/30/95     $12,613        NA     $12,739
   12/31/95     $12,762        NA     $12,861
    1/31/96     $12,777        NA     $12,958
    2/28/36     $12,580        NA     $12,870
    3/31/96     $12,393        NA     $12,706
    4/30/96     $12,395        NA     $12,670
    5/31/96     $12,446        NA     $12,665
    6/30/96     $12,564        NA     $12,803
    7/31/96     $12,686        NA     $12,919
    8/31/96     $12,661     $12,361   $12,916

                              1                 Life of
Average Annual Returns       Year                Fund*
---------------------------------------------------------
With CDSC                   -0.2%                4.8%
---------------------------------------------------------
Without CDSC                 4.8%                5.5%

Fund, assuming entire investment was redeemed on 8/31/96 & max. applicable contingent deferred sales charge deducted from proceeds

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 10/2/92. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[PHOTO OF ROBERT B. MACINTOSH]

"Louisiana is heavily dependent on the oil and gas extraction industry, which is cyclical. Also, state revenues come primarily from sales taxes, which can also be erratic. Consequently, we do not own any Louisiana general obligation bonds. They have attempted to create a gaming industry in New Orleans, but the results of that effort are still unclear.

The portfolio tends to have a large number of lower-rated bonds, but there are many good credits - such as paper industry industrial development bonds - in which we have a great deal of confidence. As always, I manage for call protection and hold on to good credits. "

                              - Robert B. MacIntosh

EV MARATHON MARYLAND MUNICIPALS FUND


YOUR INVESTMENT AT WORK       [GRAPHIC OF MEDICAL SYMBOL]
Maryland Health and Higher
Education Facilities Authority -
Johns Hopkins Medical Institutions

These bonds have been issued to finance and refinance all of the parking facilities of the Johns Hopkins Hospital. This hospital, a 1,025-bed facility in Baltimore, is the largest hospital in the state and the primary teaching hospital of the Johns Hopkins University School of Medicine.

The parking system provides parking for patients, visitors, employees, physicians, students and others using both the hospital and the University. The parking system operates four multi-level garages and three surface lots, for a total of 6,355 spaces.

[GRAPHIC OF MARYLAND]
PORTFOLIO OVERVIEW
Based on market value as of August 31, 1996
Number of issues......................................          67
Average quality.......................................         AA-
Investment grade......................................       96.3%
Effective maturity....................................  16.82 yrs.

Largest sectors:
   Hospitals..........................................       20.9%
   Industrial development/pollution control...........        13.7
   Insured water & sewer..............................        8.6*
   Housing............................................         7.6
   Electric utilities.................................         7.6

* Private insurance does not remove the market risks that are associated with these investments.

--------------------------------------------------------------------------------

THE STATE OF THE STATE: Maryland

Maryland, relative to other states, is in an enviable economic position. Its economy is well diversified, its residents earn high wages, on average, and its finances are very well managed. Few should wonder, therefore, that Maryland's General Obligation debt has earned Standard & Poor's highest rating, AAA.

Since Maryland is adjacent to Washington, D.C., almost 20% of its jobs are in the government sector, which means that it will continue to be affected by federal budget cuts. In addition, the manufacturing sector, although small at approximately 8% of the economy, is experiencing job losses. These losses are mitigated, however, by gains in the service sector, which commands over 30% of the economy and is still growing.

Although growth has been slow in Maryland - and this is not expected to change - the government's management of the state's finances is admirable. The state has responded to its job losses by cutting spending, which has resulted in an increase in the state's financial reserves. This type of astute planning has enabled Maryland to borrow from the public sector when it needs to, and to pay off its debt with a rapid amortization schedule.

--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in EV Marathon Maryland Municipals Fund (Including Sales Charge) and the Lehman Brothers Municipal Bond Index
From February 28, 1992, through August 31, 1996

   Date          Fund       CDSC      Index
  2/29/92+      $10,000       NA    $10,000
  3/31/92        $9,999       NA    $10,003
  4/30/92       $10,098       NA    $10,093
  5/31/92       $10,238       NA    $10,212
  6/30/92       $10,432       NA    $10,383
  7/31/92       $10,871       NA    $10,694
  8/31/92       $10,648       NA    $10,590
  9/30/92       $10,676       NA    $10,659
 10/31/92       $10,320       NA    $10,554
 11/30/92       $10,665       NA    $10,743
 12/31/92       $10,830       NA    $10,853
  1/31/93       $10,987       NA    $10,979
  2/28/93       $11,434       NA    $11,376
  3/31/93       $11,277       NA    $11,256
  4/30/93       $11,425       NA    $11,370
  5/31/93       $11,500       NA    $11,433
  6/30/93       $11,721       NA    $11,625
  7/31/93       $11,674       NA    $11,640
  8/31/93       $11,946       NA    $11,882
  9/30/93       $12,128       NA    $12,018
 10/31/93       $12,134       NA    $12,041
 11/30/93       $11,966       NA    $11,934
 12/31/93       $12,258       NA    $12,186
  1/31/94       $12,402       NA    $12,326
  2/28/94       $12,003       NA    $12,006
  3/31/94       $11,252       NA    $11,517
  4/30/94       $11,281       NA    $11,615
  5/31/94       $11,401       NA    $11,716
  6/30/94       $11,279       NA    $11,647
  7/31/94       $11,535       NA    $11,858
  8/31/94       $11,576       NA    $11,899
  9/30/94       $11,328       NA    $11,724
 10/31/94       $11,011       NA    $11,516
 11/30/94       $10,678       NA    $11,307
 12/31/94       $11,049       NA    $11,556
  1/31/95       $11,449       NA    $11,887
  2/28/95       $11,894       NA    $12,232
  3/31/95       $12,007       NA    $12,373
  4/30/95       $11,974       NA    $12,388
  5/31/95       $12,361       NA    $12,783
  6/30/95       $12,087       NA    $12,671
  7/31/95       $12,184       NA    $12,791
  8/31/95       $12,352       NA    $12,953
  9/30/95       $12,426       NA    $13,035
 10/31/95       $12,682       NA    $13,225
 11/30/95       $12,963       NA    $13,444
 12/31/95       $13,134       NA    $13,574
  1/31/96       $13,235       NA    $13,676
  2/28/96       $13,051       NA    $13,584
  3/31/96       $12,839       NA    $13,410
  4/30/96       $12,804       NA    $13,372
  5/31/96       $12,791       NA    $13,367
  6/30/96       $12,919       NA    $13,513
  7/31/96       $13,039       NA    $13,635
  8/31/96       $13,024   $12,824   $13,632

                              1                 Life of
Average Annual Returns       Year                Fund*
---------------------------------------------------------
With CDSC                   0.4%                5.6%
---------------------------------------------------------
Without CDSC                5.4%                5.9%

Fund, assuming entire investment was redeemed on 8/31/96 & max. applicable contingent deferred sales charge deducted from proceeds

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 2/3/92. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.


FROM THE PORTFOLIO MANAGER:

[PHOTO OF TIMOTHY T. BROWSE]

"Maryland has a great deal of hospital issues, so we are fairly high in our hospital weighting. Because the state has been very diligent in keeping health care costs down, it is given a great deal of flexibility in determining health care rates. This provides for a stronger overall environment for the state's health care bonds.

I have begun to diversify away from health care somewhat because many of those bonds have appreciated in price, and I want to avoid becoming too concentrated in this sector. This allows me to diversify the portfolio's holdings. Also, it frees me up to buy back into this attractive sector when the prices drop."

                               - Timothy T. Browse
10

EV MARATHON MISSOURI MUNICIPALS FUND


YOUR INVESTMENT AT WORK         [GRAPHIC OF MEDICAL SYMBOL]
Missouri Health and Educational
Facilities Authority--Lake of the
Ozarks General Hospital

The proceeds from this bond issue will help finance the growth and operations of the Lake of the Ozarks General Hospital, a 91-bed facility located in central Missouri.

The hospital has little direct competition--the nearest hospital is 60 miles away--and captures most of the patient business in its area. The bond proceeds will finance the addition of physicians and hospital services. One such service is a cardiac catherization laboratory, which the bond proceeds will help build and equip.

--------------------------------------------------------------------------------
[GRAPHIC OF MISSOURI]
PORTFOLIO OVERVIEW
Based on market value as of August 31, 1996

Number of issues......................................         71
Average quality.......................................        AA-
Investment grade......................................      92.9%
Effective maturity.................................... 17.46 yrs.

Largest sectors:
   Insured hospitals..................................     15.4%*
   Industrial development revenue.....................       11.7
   Hospitals..........................................        9.5
   Lease/certificate of participation.................        8.3
   Insured utilities..................................       7.2*

* Private insurance does not remove the market risks that are associated with these investments.

--------------------------------------------------------------------------------

THE STATE OF THE STATE: Missouri

Missouri has a strong, well-diversified economy, excellent financial management, and a low debt burden. This healthy combination, along with the AAA Standard
& Poor's rating on its General Obligation debt, enables Missouri to attract municipal financing with ease.

Economic conditions in Missouri are outstanding. Growth has outpaced the U.S. average, with significant employment gains in health care, computer services, and gaming. Computer-related businesses are flourishing in the St. Louis and Kansas City metropolitan areas. In particular, Gateway 2000 and Electronic Data Systems, Inc. are adding significantly to their payrolls.

Manufacturing, which consists primarily of the automotive and defense-related industries, has not been hit as hard as in other states. All of the "Big Three" auto makers have healthy operating facilities, with vans and minivans as their primary output. In addition, McDonnell-Douglas recently received a $40 billion contract from the U.S. Air Force, which will allow this company--the largest employer in the state--to continue operations well past the year 2000.

--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in EV Marathon Missouri Municipals Fund (Including Sales Charge) and the Lehman Brothers Municipal Bond Index
From May 31, 1992, through August 31, 1996

EV MARATHON MISSOURI MUNICIPALS FUND VS.
LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX

                         Fund w/
 Date         Fund       CDSC      Index
  5/31/92+  $10,000      NA        $10,000
  6/30/92   $10,245      NA        $10,168
  7/31/92   $10,635      NA        $10,473
  8/31/92   $10,480      NA        $10,370
  9/30/92   $10,528      NA        $10,438
 10/31/92   $10,192      NA        $10,336
 11/30/92   $10,593      NA        $10,521
 12/31/92   $10,722      NA        $10,628
  1/31/93   $10,857      NA        $10,752
  2/28/93   $11,379      NA        $11,141
  3/31/93   $11,259      NA        $11,023
  4/30/93   $11,395      NA        $11,134
  5/31/93   $11,481      NA        $11,197
  6/30/93   $11,679      NA        $11,384
  7/31/93   $11,645      NA        $11,398
  8/31/93   $11,913      NA        $11,636
  9/30/93   $12,071      NA        $11,769
 10/31/93   $12,057      NA        $11,791
 11/30/93   $11,894      NA        $11,687
 12/31/93   $12,175      NA        $11,934
  1/31/94   $12,317      NA        $12,070
  2/28/94   $11,938      NA        $11,758
  3/31/94   $11,236      NA        $11,279
  4/30/94   $11,276      NA        $11,374
  5/31/94   $11,395      NA        $11,473
  6/30/94   $11,310      NA        $11,406
  7/31/94   $11,540      NA        $11,612
  8/31/94   $11,548      NA        $11,652
  9/30/94   $11,307      NA        $11,481
 10/31/94   $10,997      NA        $11,277
 11/30/94   $10,683      NA        $11,073
 12/31/94   $11,037      NA        $11,317
  1/31/95   $11,477      NA        $11,641
  2/28/95   $11,892      NA        $11,979
  3/31/95   $11,981      NA        $12,117
  4/30/95   $11,996      NA        $12,131
  5/31/95   $12,425      NA        $12,518
  6/30/95   $12,226      NA        $12,409
  7/31/95   $12,275      NA        $12,526
  8/31/95   $12,451      NA        $12,685
  9/30/95   $12,523      NA        $12,765
 10/31/95   $12,749      NA        $12,951
 11/30/95   $13,024      NA        $13,166
 12/31/95   $13,180      NA        $13,292
  1/31/96   $13,266      NA        $13,393
  2/28/96   $13,085      NA        $13,302
  3/31/96   $12,828      NA        $13,132
  4/30/96   $12,781      NA        $13,095
  5/31/96   $12,780      NA        $13,090
  6/30/96   $12,918      NA        $13,233
  7/31/96   $13,049      NA        $13,353
  8/31/96   $13,023   $12,823      $13,350

                              1                 Life of
Average Annual Returns       Year                Fund*
---------------------------------------------------------
With CDSC                   -0.4%                6.1%
---------------------------------------------------------
Without CDSC                 4.6%                6.5%

Fund, assuming entire investment was redeemed on 8/31/96 & max. applicable contingent deferred sales charge deducted from proceeds

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 5/1/92. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[PHOTO OF CYNTHIA J. CLEMSON]

"In Missouri, I have purchased several lower-rated credits which should be good core holdings in the portfolio. These issues include Lake of the Ozarks Bridge, Kansas City Industrial Development Authority--Afco Cargo Facility, Missouri Health and Education--Lake of the Ozarks, and Missouri Lutheran Senior Services.

I have also been buying premium and discount bonds, and staying away from current coupon bonds. This 'barbell' approach helps to maintain good upside potential while limiting downside volatility."

                              -- Cynthia J. Clemson

EV MARATHON NORTH CAROLINA MUNICIPALS FUND


YOUR INVESTMENT AT WORK        [GRAPHIC OF MEDICAL SYMBOL]
Charlotte-Mecklenburg Hospital
Authority - Health Care System
Revenue Bonds

The proceeds from this bond issue have been used for construction and equipment improvements for "The Health Care System," one of the largest vertically integrated health care organizations in the Southeast.

The Health Care System's facilities consist of the Carolinas Medical Center, Huntersville Oaks Nursing Home/Brookwood, the Charlotte Institute of Rehabilitation, the Sardis Nursing Home, and University Hospital in Charlotte.

[GRAPHIC OF NORTH CAROLINA]
PORTFOLIO OVERVIEW
Based on market value as of August 31, 1996
Number of issues......................................          82
Average quality.......................................         AA-
Investment grade......................................       98.5%
Effective maturity....................................  15.70 yrs.

Largest sectors:
   Hospitals..........................................       19.2%
   Industrial development revenue.....................        13.6
   Housing............................................        12.1
   Utilities..........................................         9.1
   Insured hospitals..................................        8.6*

* Private insurance does not remove the market risks that are associated with these investments.

--------------------------------------------------------------------------------

THE STATE OF THE STATE: N. Carolina

North Carolina has enjoyed an unusually healthy mix of economic trends, which should continue for several years to come. North Carolina's economy bounced back from the recession of 1990-1991, aided by increasing economic diversity away from manufacturing and into trade, financial services, and construction. Job growth since 1992 has averaged 3% per year. Other positive trends include favorable living conditions and low unemployment which, along with increasing job growth, have contributed to a significant population increase in the major metropolitan areas. This, in turn, has aided the booming construction industry. Historically, the North Carolina economy has been driven by manufacturing, particularly the tobacco, textile and furniture industries. Manufacturing remains the dominant sector, comprising 31% of the economy, and continues to grow well ahead of the nation. Non-manufacturing growth is also steaming ahead, with 2.3% annual growth forecast through the end of the decade.

North Carolina's General Obligation debt has earned top ratings by the Standard & Poor's and Moody's rating services because of the state's conservative fiscal policies, budget surpluses, and very low per capita debt levels.

--------------------------------------------------------------------------------


Comparison of Change in Value of a $10,000 Investment in EV Marathon North Carolina Municipals Fund (including Sales Charge) and the Lehman Brothers Municipal Bond Index
From October 31, 1991, through August 31, 1996.

EV MARATHON NORTH CAROLINA MUNICIPALS FUND VS.
LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX

Date            Fund            CDSC            Index
  10/31/91+     $10,000         NA              $10,000
  11/30/91       $9,920         NA              $10,028
  12/31/91      $10,226         NA              $10,243
   1/31/92      $10,208         NA              $10,266
   2/29/92      $10,217         NA              $10,270
   3/31/92      $10,214         NA              $10,273
   4/30/92      $10,307         NA              $10,365
   5/31/92      $10,474         NA              $10,487
   6/30/92      $10,695         NA              $10,663
   7/31/92      $11,111         NA              $10,983
   8/31/92      $10,845         NA              $10,876
   9/30/92      $10,843         NA              $10,947
  10/31/92      $10,525         NA              $10,839
  11/30/92      $10,899         NA              $11,033
  12/31/92      $11,052         NA              $11,146
   1/31/93      $11,171         NA              $11,276
   2/28/93      $11,606         NA              $11,683
   3/31/93      $11,426         NA              $11,560
   4/30/93      $11,567         NA              $11,676
   5/31/93      $11,634         NA              $11,742
   6/30/93      $11,827         NA              $11,938
   7/31/93      $11,790         NA              $11,954
   8/31/93      $12,089         NA              $12,203
   9/30/93      $12,219         NA              $12,342
  10/31/93      $12,192         NA              $12,366
  11/30/93      $12,043         NA              $12,256
  12/31/93      $12,321         NA              $12,515
   1/31/94      $12,468         NA              $12,658
   2/28/94      $12,107         NA              $12,330
   3/31/94      $11,445         NA              $11,828
   4/30/94      $11,497         NA              $11,929
   5/31/94      $11,573         NA              $12,032
   6/30/94      $11,449         NA              $11,962
   7/31/94      $11,651         NA              $12,178
   8/31/94      $11,681         NA              $12,220
   9/30/94      $11,488         NA              $12,041
  10/31/94      $11,188         NA              $11,827
  11/30/94      $10,849         NA              $11,613
  12/31/94      $11,180         NA              $11,868
   1/31/95      $11,577         NA              $12,208
   2/28/95      $11,947         NA              $12,563
   3/31/95      $12,064         NA              $12,707
   4/30/95      $12,042         NA              $12,722
   5/31/95      $12,341         NA              $13,128
   6/30/95      $12,122         NA              $13,013
   7/31/95      $12,160         NA              $13,136
   8/31/95      $12,269         NA              $13,303
   9/30/95      $12,354         NA              $13,387
  10/31/95      $12,626         NA              $13,582
  11/30/95      $12,911         NA              $13,807
  12/31/95      $13,047         NA              $13,940
   1/31/96      $13,085         NA              $14,045
   2/28/96      $12,920         NA              $13,950
   3/31/96      $12,715         NA              $13,772
   4/30/96      $12,715         NA              $13,733
   5/31/96      $12,700         NA              $13,728
   6/30/96      $12,805         NA              $13,878
   7/31/96      $12,889         NA              $14,003
   8/31/96      $12,861      $12,662            $14,000

                              1                 Life of
Average Annual Returns       Year                Fund*
---------------------------------------------------------
With CDSC                   -0.2%                5.0%
---------------------------------------------------------
Without CDSC                 4.8%                5.4%

Fund, assuming entire investment was redeemed on 8/31/96 & max. applicable contingent deferred sales charge deducted from proceeds

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 10/23/91. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.


FROM THE PORTFOLIO MANAGER:

[PHOTO OF ROBERT B. MACINTOSH]

"North Carolina's economy continues to do well. They have a terrific mix of agriculture and industry, and the labor costs are still very attractive. It is one of the top industrial states in the country, with a very diverse economic base.

Generally, the bonds in North Carolina are highly rated because of the strong economy. As a result, it is difficult to find higher yielding issues, so we tend to hold the ones we do find.

Bond issues from two major utilities - Catawba and Eastern Utilities - have come under some credit pressure because of competition. We are, however, confident in their ability to compete."

                              - Robert B. MacIntosh
12

EV MARATHON OREGON MUNICIPALS FUND


YOUR INVESTMENT AT WORK     [GRAPHIC OF ELECTRIC WIRES]
City of Eugene, Oregon
Electric Utility System
Revenue Bonds

Proceeds from this issue are used for the Eugene Water & Electric Board's continued operation of the electric and water systems. The electric system consists of the Distribution Division and the Trojan Nuclear Plant.

The Distribution Division provides electricity to a 238-square mile area, including the city of Eugene and adjacent suburban areas. Generation facilities include four hydroelectric plants and two steam electric cogeneration units.

[GRAPHIC OF OREGON]

PORTFOLIO OVERVIEW
Based on market value as of August 31, 1996

Number of issues.......................................          76
Average quality........................................         AA-
Investment grade.......................................       96.6%
Effective maturity.....................................  15.60 yrs.

Largest sectors:
   Housing.............................................       15.7%
   General obligations.................................        13.7
   Utilities...........................................         9.0
   Industrial development revenue......................         8.2
   Special tax revenue.................................         7.2

--------------------------------------------------------------------------------

THE STATE OF THE STATE: Oregon

Oregon has experienced healthy, above-average economic growth since the late 1980s. This growth can be attributed to a steady increase in population, a diverse, expanding economy, and the government's ability to meet ever-demanding spending needs without increasing revenue sources.

The population growth is the direct result of an inmigration trend that began in the recession of 1990-1991. The majority of those moving to Oregon are from California, whose economy has suffered significant layoffs across several industries. However, California's economy is now improving, and this may cause a slowing in Oregon's residential construction sector as fewer Californians move to the state.

Oregon's economy is well-diversified, and the growing service sector now accounts for one quarter of all non-agricultural employment. The state is also becoming less and less dependent upon the timber industry, reducing the impact of that industry's job losses over the past few years. High-tech manufacturing has seen strong growth in the past year, as has the construction industry, which is currently growing at a remarkable 15% annual rate.

The state's general obligation debt - although somewhat high relative to other states - is manageable, and the state benefits from a large surplus of funds built up over the past seven years from a growing revenue base.

--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in EV Marathon Oregon Municipals Fund (Including Sales Charge) and the Lehman Brothers Municipal Bond Index
From December 31, 1991, through August 31, 1996

EV MARATHON OREGON MUNICIPALS FUND VS.
LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX

    Date        Fund      CDSC    Index
 12/31/91+      $10,000    NA    $10,000
  1/31/92       $ 9,990    NA    $10,023
  2/29/92       $10,054    NA    $10,026
  3/31/92       $10,028    NA    $10,030
  4/30/92       $10,148    NA    $10,119
  5/31/92       $10,331    NA    $10,238
  6/30/92       $10,506    NA    $10,410
  7/31/92       $10,866    NA    $10,722
  8/31/92       $10,682    NA    $10,618
  9/30/92       $10,710    NA    $10,687
 10/31/92       $10,404    NA    $10,582
 11/30/92       $10,772    NA    $10,772
 12/31/92       $10,943    NA    $10,882
  1/31/93       $11,102    NA    $11,008
  2/28/93       $11,551    NA    $11,406
  3/31/93       $11,469    NA    $11,286
  4/30/93       $11,586    NA    $11,399
  5/31/93       $11,662    NA    $11,463
  6/30/93       $11,874    NA    $11,655
  7/31/93       $11,903    NA    $11,670
  8/31/93       $12,165    NA    $11,913
  9/30/93       $12,259    NA    $12,049
 10/31/93       $12,254    NA    $12,072
 11/30/93       $12,128    NA    $11,966
 12/31/93       $12,405    NA    $12,218
  1/31/94       $12,562    NA    $12,358
  2/28/94       $12,192    NA    $12,038
  3/31/94       $11,488    NA    $11,547
  4/30/94       $11,539    NA    $11,646
  5/31/94       $11,625    NA    $11,746
  6/30/94       $11,502    NA    $11,678
  7/31/94       $11,714    NA    $11,889
  8/31/94       $11,743    NA    $11,930
  9/30/94       $11,481    NA    $11,755
 10/31/94       $11,171    NA    $11,546
 11/30/94       $10,857    NA    $11,337
 12/31/94       $11,232    NA    $11,587
  1/31/95       $11,660    NA    $11,918
  2/28/95       $12,098    NA    $12,265
  3/31/95       $12,176    NA    $12,406
  4/30/95       $12,166    NA    $12,420
  5/31/95       $12,558    NA    $12,816
  6/30/95       $12,351    NA    $12,704
  7/31/95       $12,412    NA    $12,825
  8/31/95       $12,591    NA    $12,987
  9/30/95       $12,663    NA    $13,069
 10/31/95       $12,883    NA    $13,259
 11/30/95       $13,115    NA    $13,480
 12/31/95       $13,249    NA    $13,609
  1/31/96       $13,310    NA    $13,712
  2/28/96       $13,159    NA    $13,619
  3/31/96       $12,968    NA    $13,445
  4/30/96       $12,942    NA    $13,407
  5/31/96       $12,939    NA    $13,402
  6/30/96       $13,054    NA    $13,548
  7/31/96       $13,123    NA    $13,671
  8/31/96       $13,070 $12,870  $13,668

                              1                 Life of
Average Annual Returns       Year                Fund*
---------------------------------------------------------
With CDSC                   -1.2%                5.5%
---------------------------------------------------------
Without CDSC                 3.8%                5.9%
---------------------------------------------------------

Fund, assuming entire investment was redeemed on 8/31/96 & max. applicable contingent deferred sales charge deducted from proceeds

Past performance is not indicative of future results. Investment returns and principal will flucuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 12/24/91. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.


FROM THE PORTFOLIO MANAGER:

[PHOTO OF DAVID C. REILLY]

"Oregon is a very positive story. They have a surplus in their state budget, reflecting an overall improvement in their economy and fiscal management. As a result, their general obligation bond ratings were recently upgraded by Standard & Poor's from AA- to AA.

Our research staff is adept at finding good credit quality in non-rated holdings. This gives us higher-yielding securities without necessarily adding significant risk. We are also enhancing the performance characteristics of the Fund by investing in premium and discount bonds and staying away from current coupon bonds. This helps to maintain good upside potential while limiting downside volatility."

                                - David C. Reilly

EV MARATHON SOUTH CAROLINA MUNICIPALS FUND

YOUR INVESTMENT AT WORK     [GRAPHIC OF A FACTORY]
Aiken County Industrial
Development Revenue Bonds -
Beloit Corporation Project

Proceeds from these bonds are being used to finance the acquisition, construction, installation and equipping of a 97,500 square foot heavy manufacturing facility located in Aiken County. The facility recovers rubber-covered and plastic-covered industrial rollers used in the paper and textile industries, and also serves as a repair facility for paper mill customers across the southeastern U.S.

This facility, operated by Beloit Manhattan, Inc., is an excellent example of how municipal financing, combined with private sector investment, can bring jobs to a community

[GRAPHIC OF SOUTH CAROLINA]

PORTFOLIO OVERVIEW
Based on market value as of August 31, 1996

Number of issues.......................................          48
Average quality........................................          A+
Investment grade.......................................       96.1%
Effective maturity.....................................  15.49 yrs.

Largest sectors:
   Industrial development revenue......................       29.5%
   Housing.............................................        13.7
   Utilities...........................................        13.5
   Insured hospitals...................................        8.0*
   Insured utilities...................................        7.8*

* Private insurance does not remove the market risks that are associated with these investments.

--------------------------------------------------------------------------------

THE STATE OF THE STATE: S. Carolina

South Carolina has struggled to improve its economy and its state finances, and it is now showing solid progress on both fronts. Economically, South Carolina has had to deal with large job losses resulting from the closing of two major military facilities - Myrtle Beach Air Force Base and the Charleston Naval Base. By providing a low cost of living and a friendly tax environment, however, South Carolina has attracted significant private investment to help grow the economy in spite of the military downsizing. Private investment by such industrial giants as Bavarian Motor Works (BMW), Michelin Corp., Nucor Corp., and Beloit Corp. totalled $5.3 billion in 1995, and, according to Standard & Poor's, this trend should continue for the rest of the decade. The state's economy is also becoming more diverse, with the trade and service sectors fueling growth amid declines in the textile and agriculture sectors. A significant increase in tourism and a continuing influx of retirees has provided the basis for the growth in services and trade, and these trends should also continue.

Fiscally, South Carolina's state government suffered budget deficits in the late 1980s and early 1990s, but it is now on track. In 1993, the legislature brought spending under more strict control, and the state has had budget surpluses since then.

--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in EV Marathon South Carolina Municipals Fund (Including Sales Charge) and the Lehman Brothers Municipal Bond Index
From October 31, 1992, through August 31, 1996

EV MARATHON SOUTH CAROLINA MUNICIPALS FUND VS.
LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX

Date            Fund            CDSC            Index
10/31/92+       $10,000         NA              $10,000
11/30/92        $10,286         NA              $10,179
12/31/92        $10,434         NA              $10,283
 1/31/93        $10,577         NA              $10,403
 2/28/93        $11,065         NA              $10,779
 3/31/93        $10,941         NA              $10,665
 4/30/93        $11,064         NA              $10,773
 5/31/93        $11,115         NA              $10,833
 6/30/93        $11,268         NA              $11,014
 7/31/93        $11,264         NA              $11,028
 8/31/93        $11,540         NA              $11,258
 9/30/93        $11,696         NA              $11,386
10/31/93        $11,680         NA              $11,408
11/30/93        $11,536         NA              $11,308
12/31/93        $11,834         NA              $11,546
 1/31/94        $11,941         NA              $11,678
 2/28/94        $11,571         NA              $11,376
 3/31/94        $10,912         NA              $10,913
 4/30/94        $10,983         NA              $11,005
 5/31/94        $11,055         NA              $11,100
 6/30/94        $10,957         NA              $11,036
 7/31/94        $11,162         NA              $11,235
 8/31/94        $11,189         NA              $11,274
 9/30/94        $11,003         NA              $11,108
10/31/94        $10,714         NA              $10,911
11/30/94        $10,409         NA              $10,714
12/31/94        $10,692         NA              $10,950
 1/31/95        $11,059         NA              $11,263
 2/28/95        $11,402         NA              $11,590
 3/31/95        $11,535         NA              $11,723
 4/30/95        $11,501         NA              $11,737
 5/31/95        $11,810         NA              $12,112
 6/30/95        $11,634         NA              $12,006
 7/31/95        $11,670         NA              $12,119
 8/31/95        $11,820         NA              $12,273
 9/30/95        $11,891         NA              $12,351
10/31/95        $12,127         NA              $12,530
11/30/95        $12,400         NA              $12,739
12/31/95        $12,542         NA              $12,861
 1/31/96        $12,602         NA              $12,958
 2/28/96        $12,420         NA              $12,870
 3/31/96        $12,236         NA              $12,706
 4/30/96        $12,187         NA              $12,670
 5/31/96        $12,196         NA              $12,665
 6/30/96        $12,334         NA              $12,803
 7/31/96        $12,477         NA              $12,919
 8/31/96        $12,401      $12,101            $12,916

                              1                 Life of
Average Annual Returns       Year                Fund*
---------------------------------------------------------
With CDSC                   -0.1%                4.4%
---------------------------------------------------------
Without CDSC                 4.9%                5.1%

Fund, assuming entire investment was redeemed on 8/31/96 & max. applicable contingent deferred sales charge deducted from proceeds

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 10/2/92. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.




FROM THE PORTFOLIO MANAGER:

[PICTURE OF THOMAS J. FETTER]

"The business-friendly environment in South Carolina has enabled me to make use of higher-yielding industrial revenue bonds. These bonds - which also increase the Federal alternative minimum tax (AMT) exposure - not only help the state's economy, but can also give shareholders higher yield without significantly increasing risk. Our research staff has done an excellent job of finding high-quality industrial revenue issues.

I have been buying more premium and discount bonds, which helps to maintain good upside potential while limiting downside volatility, and have also increased call protection, an on-going management technique which helps increase the Fund's total return."

                               - Thomas J. Fetter

EV MARATHON TENNESSEE MUNICIPALS FUND


YOUR INVESTMENT AT WORK           [GRAPHIC OF ELECTRIC WIRES]
Lawrenceburg, Tennessee Electric
System Revenue Bonds

The proceeds of this bond issue help finance the ongoing operations of the electrical distribution system for the city of Lawrenceburg, Tennessee. Expenses include the construction, improvement and extension of the distribution system, as well as the acquisition of all property, and the payment of all legal, administration and engineering costs.

This electric system has no generating capacity, purchasing its entire supply of power from the Tennessee Valley Authority (TVA).

[GRAPHIC OF TENNESSEE]
PORTFOLIO OVERVIEW
Based on market value as of August 31, 1996
Number of issues.......................................          55
Average quality........................................         AA-
Investment grade.......................................      100.0%
Effective maturity.....................................  17.63 yrs.

Largest sectors:
   Industrial development revenue......................       24.6%
   Housing.............................................        14.6
   Insured hospital....................................       12.2*
   Insured utilities...................................        7.2*
   Insured education...................................        6.4*

* Private insurance does not remove the market risks that are associated with these investments.

--------------------------------------------------------------------------------

THE STATE OF THE STATE: Tennessee

While many states in the South are diversifying away from manufacturing and into economic sectors such as trade and services, Tennessee has a solid manufacturing-based economy which has continued to strengthen over the past few years. In the first half of 1996, for example, the manufacturing sector created almost 3,000 new jobs, 60% more than the same period the year before. New investment from this expansion totaled $917.7 million - more than double that during the first half of 1995 - according to the Tennessee Department of Economic and Community Development.

The down side of this reliance on manufacturing is that the state may be more susceptible to cycles in the economy. This vulnerability could be aggravated by the state's dependence on sales taxes for a substantial amount of its revenues. Tennessee has avoided financial difficulties, however, by managing its expenditures very carefully. The state still has a balanced budget, despite the growth of Tenncare, a new managed health care program designed to control Medicaid expenses, which has proven more costly than anticipated.

Tennessee has relatively low debt levels and amortizes its outstanding debt at a quick pace. Moreover, the state is an infrequent borrower in the municipal markets. Consequently, its bonds carry high ratings.

--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in EV Marathon Tennessee Municipals Fund (including Sales Charge) and the Lehman Brothers Municipal Bond Index
From August 31, 1992, through August 31, 1996

EV MARATHON TENNESSEE MUNICIPALS FUND VS.
LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX

Date            Fund            CDSC            Index
  8/31/92+       $10,000        NA              $10,000
  9/30/92         $9,970        NA              $10,065
 10/31/92         $9,709        NA               $9,966
 11/30/92        $10,110        NA              $10,145
 12/31/92        $10,276        NA              $10,249
  1/31/93        $10,437        NA              $10,368
  2/28/93        $10,865        NA              $10,743
  3/31/93        $10,733        NA              $10,629
  4/30/93        $10,906        NA              $10,736
  5/31/93        $11,008        NA              $10,797
  6/30/93        $11,242        NA              $10,977
  7/31/93        $11,238        NA              $10,991
  8/31/93        $11,520        NA              $11,220
  9/30/93        $11,662        NA              $11,348
 10/31/93        $11,657        NA              $11,370
 11/30/93        $11,505        NA              $11,270
 12/31/93        $11,767        NA              $11,508
  1/31/94        $11,917        NA              $11,639
  2/28/94        $11,551        NA              $11,338
  3/31/94        $10,876        NA              $10,876
  4/30/94        $10,904        NA              $10,968
  5/31/94        $11,021        NA              $11,063
  6/30/94        $10,914        NA              $10,999
  7/31/94        $11,174        NA              $11,197
  8/31/94        $11,203        NA              $11,236
  9/30/94        $10,963        NA              $11,071
 10/31/94        $10,633        NA              $10,874
 11/30/94        $10,309        NA              $10,678
 12/31/94        $10,637        NA              $10,913
  1/31/95        $11,073        NA              $11,225
  2/28/95        $11,485        NA              $11,551
  3/31/95        $11,550        NA              $11,684
  4/30/95        $11,518        NA              $11,698
  5/31/95        $11,862        NA              $12,071
  6/30/95        $11,642        NA              $11,965
  7/31/95        $11,714        NA              $12,079
  8/31/95        $11,889        NA              $12,232
  9/30/95        $11,960        NA              $12,309
 10/31/95        $12,197        NA              $12,488
 11/30/95        $12,469        NA              $12,696
 12/31/95        $12,648        NA              $12,817
  1/31/96        $12,673        NA              $12,914
  2/28/96        $12,517        NA              $12,827
  3/31/96        $12,335        NA              $12,663
  4/30/96        $12,311        NA              $12,627
  5/31/96        $12,322        NA              $12,622
  6/30/96        $12,435        NA              $12,760
  7/31/96        $12,552        NA              $12,876
  8/31/96        $12,502   $12,302              $12,873

                              1                 Life of
Average Annual Returns       Year                Fund*
---------------------------------------------------------
With CDSC                    0.2%                5.4%
---------------------------------------------------------
Without CDSC                 5.2%                5.8%

Fund, assuming entire investment was redeemed on 8/31/96 & max. applicable contingent deferred sales charge deducted from proceeds

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 8/25/92. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.


FROM THE PORTFOLIO MANAGER:

[PHOTO OF CYNTHIA J. CLEMSON]

"In Tennessee, I have purchased several new non-callable issues, and long call issues at current market prices. This improves the overall call protection of the fund.

I am also always on the lookout for industrial development bonds, which provide an excellent opportunity to add yield without taking on additional risk. Our research staff has become more and more important in helping us locate these opportunities.

I have been buying premium and discount bonds, and staying away from current coupon bonds. This 'barbell' approach helps to maintain good upside potential while limiting downside volatility."

                              - Cynthia J. Clemson

EV MARATHON VIRGINIA MUNICIPALS FUND


YOUR INVESTMENT AT WORK
Southeastern Public Service                         [GRAPHIC OF HARDHAT WORKER]
Authority - Regional Solid
Waste System

The proceeds from these bonds are being used to finance the capital improvements and additions to the regional solid waste system in southeastern Virginia. This includes new power plant equipment for the Navy, additional collection equipment for the curbside recycling program, and much needed equipment related to landfill maintenance.

The 2,000 square mile area benefitting from the improvements includes the cities of Chesapeake, Franklin, Norfolk, Portsmouth, Suffolk and Virginia Beach, and the counties of Isle of Wight and Southampton.

[GRAPHIC OF VIRGINIA]
PORTFOLIO OVERVIEW
Based on market value as of August 31, 1996
Number of issues.......................................          90
Average quality........................................         AA-
Investment grade.......................................        95.1
Effective maturity.....................................  15.69 yrs.

Largest sectors:
   Hospitals...........................................        18.3%
   Housing.............................................        13.3
   Industrial development revenue......................        11.9
   Insured hospitals...................................         8.6*
   Lease/certificate of participation..................         7.7

* Private insurance does not remove the market risks that are associated with these investments.

--------------------------------------------------------------------------------

THE STATE OF THE STATE: Virginia

Virginia, like many other Southern U.S. states, has seen a fundamental, long-term shift in its economy away from the manufacturing and mining sectors and into the trade and service sectors. According to the Virginia Employment Commission, in the 9-year period from 1985 to 1994 the service and retail trade sectors accounted for 72% of all new jobs, and the service sector emerged as the leading employer by the end of this period. At the same time, a geographic shift also occurred, with the majority of new jobs moving to the three largest urban areas: Northern Virginia, Richmond-Petersburg, and Norfolk-Newport News.

In recent years, Virginia has experienced a continuation of these trends. For example, the service sector in 1995 created 43,000 new jobs - the most of any sector - primarily in professions such as high-tech, engineering, architecture, and accounting. Employment in manufacturing and mining, meanwhile, continued to decline from 1994-1995.

1996 has brought continued growth to Virginia's economy. The six-month moving average of economic indicators, compiled by the Virginia Employment Commission, edged up in the first quarter. For the remainder of 1996 and for 1997, non-agricultural employment is expected to grow 2% per year.

--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in EV Marathon Virginia Municipals Fund (Including Sales Charge) and the Lehman Brothers Municipal Bond Index
From July 31, 1991, through August 31, 1996

EV MARATHON VIRGINIA MUNICIPALS FUND VS.
LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX

      Date      Fund  CDSC       Index
   7/31/91+  $10,000    NA      $10,000
   8/31/91   $10,080    NA      $10,132
   9/30/91   $10,262    NA      $10,264
  10/31/91   $10,374    NA      $10,356
  11/30/91   $10,369    NA      $10,385
  12/31/91   $10,655    NA      $10,608
   1/31/92   $10,606    NA      $10,632
   2/29/92   $10,618    NA      $10,636
   3/31/92   $10,564    NA      $10,639
   4/30/92   $10,681    NA      $10,734
   5/31/92   $10,830    NA      $10,861
   6/30/92   $11,036    NA      $11,043
   7/31/92   $11,440    NA      $11,374
   8/31/92   $11,224    NA      $11,263
   9/30/92   $11,202    NA      $11,337
  10/31/92   $10,892    NA      $11,225
  11/30/92   $11,285    NA      $11,426
  12/31/92   $11,414    NA      $11,543
   1/31/93   $11,539    NA      $11,677
   2/28/93   $11,995    NA      $12,100
   3/31/93   $11,837    NA      $11,972
   4/30/93   $11,972    NA      $12,092
   5/31/93   $12,009    NA      $12,160
   6/30/93   $12,198    NA      $12,364
   7/31/93   $12,186    NA      $12,379
   8/31/93   $12,437    NA      $12,637
   9/30/93   $12,682    NA      $12,781
  10/31/93   $12,579    NA      $12,806
  11/30/93   $12,428    NA      $12,693
  12/31/93   $12,735    NA      $12,961
   1/31/94   $12,874    NA      $13,109
   2/28/94   $12,508    NA      $12,770
   3/31/94   $11,905    NA      $12,249
   4/30/94   $11,949    NA      $12,353
   5/31/94   $11,993    NA      $12,460
   6/30/94   $11,856    NA      $12,388
   7/31/94   $12,041    NA      $12,611
   8/31/94   $12,085    NA      $12,655
   9/30/94   $11,914    NA      $12,469
  10/31/94   $11,611    NA      $12,248
  11/30/94   $11,291    NA      $12,026
  12/31/94   $11,606    NA      $12,291
   1/31/95   $12,011    NA      $12,642
   2/28/95   $12,414    NA      $13,010
   3/31/95   $12,546    NA      $13,160
   4/30/95   $12,525    NA      $13,175
   5/31/95   $12,918    NA      $13,596
   6/30/95   $12,683    NA      $13,477
   7/31/95   $12,723    NA      $13,604
   8/31/95   $12,885    NA      $13,777
   9/30/95   $12,974    NA      $13,864
  10/31/95   $13,227    NA      $14,065
  11/30/96   $13,505    NA      $14,299
  12/31/95   $13,696    NA      $14,436
   1/31/96   $13,749    NA      $14,545
   2/28/96   $13,556    NA      $14,447
   3/31/96   $13,336    NA      $14,263
   4/30/96   $13,298    NA      $14,222
   5/31/96   $13,323    NA      $14,217
   6/30/96   $13,457    NA      $14,372
   7/31/96   $13,556    NA      $14,502
   8/31/96   $13,489  $13,389   $14,499

    Average          1       5        Life of
Annual Returns     Year    Years       Fund*
---------------------------------------------
With CDSC          -0.3%    5.7%        5.9%
---------------------------------------------
Without CDSC        4.7%    6.0%        6.1%

Fund, with entire investment redeemed on 8/31/96 & max. applicable contingent deferred sales charge deducted from proceeds



Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an Investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 7/26/91. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[PHOTO OF DAVID C. REILLY]

"Virginia's economy is excellent. The substantial government and defense presence in Virginia has created a very stable economy, with very high income and personal wealth levels. Also, the state government has done an excellent job with the budget.

Our research staff is adept at finding good credit quality in non-rated holdings. This gives us higher-yielding securities without necessarily adding significant risk. We are also enhancing the performance characteristics of the Fund by investing in premium and discount bonds and staying away from current coupon bonds. This helps to maintain good upside potential while limiting downside volatility."

                                - David C. Reilly

--------------------------------------------------------------------------------

                          EV Marathon Municipals Funds
                              Financial Statements
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                August 31, 1996
--------------------------------------------------------------------------------

                                                        MARATHON       MARATHON        MARATHON        MARATHON
                                                        ALABAMA        ARKANSAS        GEORGIA         KENTUCKY
                                                          FUND           FUND            FUND            FUND
                                                      ------------    -----------    ------------    ------------
ASSETS:
  Investments --
     Identified cost                                  $ 99,617,854    $72,041,980    $104,152,652    $128,415,642
     Unrealized appreciation                             2,675,295      1,038,564       3,208,603       3,359,756
                                                      ------------    -----------    ------------    ------------
  Total investment in Portfolio, at value (Note 1A)   $102,293,149    $73,080,544    $107,361,255    $131,775,398
  Receivable for Fund shares sold                           40,021         58,620          12,007          72,111
  Deferred organization expenses (Note 1D)                   2,073          2,020             503             188
                                                      ------------    -----------    ------------    ------------
       Total assets                                   $102,335,243    $73,141,184    $107,373,765    $131,847,697
                                                      ------------    -----------    ------------    ------------
LIABILITIES:
  Dividends payable                                   $    198,281    $   141,189    $    217,615    $    259,817
  Payable for Fund shares redeemed                         325,391         93,904         101,932         159,755
  Payable to affiliates --
     Trustees' fees (Note 4)                                   551            275             551             551
  Accrued expenses                                         119,214         37,872          61,336          70,518
                                                      ------------    -----------    ------------    ------------
       Total liabilities                              $    643,437    $   273,240    $    381,434    $    490,641
                                                      ------------    -----------    ------------    ------------
NET ASSETS                                            $101,691,806    $72,867,944    $106,992,331    $131,357,056
                                                      ============    ===========    ============    ============
SOURCES OF NET ASSETS:
  Paid-in capital                                     $102,048,327    $74,506,377    $111,809,538    $133,182,354
  Accumulated net realized loss on investment and
     financial futures transactions (computed on
     the basis of identified cost)                      (3,078,073)    (2,670,755)     (8,122,880)     (4,987,168)
  Accumulated undistributed (distributions in excess
     of) net investment income                              46,257         (6,242)         97,070        (197,886)
  Unrealized appreciation of investments and
     financial futures contracts from Portfolio
     (computed on the basis of identified cost)          2,675,295      1,038,564       3,208,603       3,359,756
                                                      ------------    -----------    ------------    ------------
       Total                                          $101,691,806    $72,867,944    $106,992,331    $131,357,056
                                                      ============    ===========    ============    ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                9,721,801      7,150,636      10,905,184      13,175,763
                                                      ============    ===========    ============    ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE (NOTE 6) (net assets divided by
  shares of beneficial interest outstanding)                $10.46         $10.19           $9.81           $9.97
                                                            ======         ======           =====           =====


                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                August 31, 1996
--------------------------------------------------------------------------------

                                                      MARATHON        MARATHON       MARATHON         MARATHON
                                                      LOUISIANA       MARYLAND       MISSOURI      NORTH CAROLINA
                                                        FUND            FUND           FUND             FUND
                                                     -----------    ------------    -----------    --------------
ASSETS:
  Investments --
     Identified cost                                 $32,588,209    $108,268,986    $80,523,593     $162,518,058
     Unrealized appreciation                             499,984       1,361,797      2,247,285        7,966,320
                                                     -----------    ------------    -----------     ------------
  Total investment in Portfolio, at value (Note 1A)  $33,088,193    $109,630,783    $82,770,878     $170,484,378
  Receivable for Fund shares sold                          7,988          52,930          7,263           38,935
  Deferred organization expenses (Note 1D)                 1,861             644          1,851              769
                                                     -----------    ------------    -----------     ------------
       Total assets                                  $33,098,042    $109,684,357    $82,779,992     $170,524,082
                                                     -----------    ------------    -----------     ------------
LIABILITIES:
  Dividends payable                                  $    69,659    $    214,539    $   161,891     $    343,723
  Payable for Fund shares redeemed                        17,429         167,615        188,202          191,001
  Payable to affiliates --
     Trustees' fees (Note 4)                                  27             551            273              551
  Accrued expenses                                        17,408          58,330         44,418          100,237
                                                     -----------    ------------    -----------     ------------
       Total liabilities                             $   104,523    $    441,035    $   394,784     $    635,512
                                                     -----------    ------------    -----------     ------------
NET ASSETS                                           $32,993,519    $109,243,322    $82,385,208     $169,888,570
                                                     ===========    ============    ===========     ============
SOURCES OF NET ASSETS:
  Paid-in capital                                    $34,601,053    $110,341,102    $82,428,653     $175,266,250
  Accumulated net realized loss on investment and
     financial futures transactions (computed on
     the basis of identified cost)                    (2,136,958)     (2,618,300)    (2,262,636)     (13,108,066)
  Accumulated undistributed (distributions in
     excess of) net investment income                     29,440         158,723        (28,094)        (235,934)
  Unrealized appreciation of investments and
     financial futures contracts from Portfolio
     (computed on the basis of identified cost)          499,984       1,361,797      2,247,285        7,966,320
                                                     -----------    ------------    -----------     ------------
       Total                                         $32,993,519    $109,243,322    $82,385,208     $169,888,570
                                                     ===========    ============    ===========     ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING              3,311,163      10,607,812      7,839,174       17,044,611
                                                     ===========    ============    ===========     ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE (NOTE 6) (net assets divided by
  shares of beneficial interest outstanding)               $9.96          $10.30         $10.51            $9.97
                                                           =====          ======         ======            =====

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                August 31, 1996
--------------------------------------------------------------------------------

                                                     MARATHON         MARATHON        MARATHON        MARATHON
                                                      OREGON       SOUTH CAROLINA     TENNESSEE       VIRGINIA
                                                       FUND             FUND            FUND            FUND
                                                   ------------    --------------    -----------    ------------
ASSETS:
  Investments --
     Identified cost                               $125,870,297     $ 55,571,498     $53,877,629    $169,065,262
     Unrealized appreciation                          3,143,343        1,858,374         856,151       7,492,023
                                                   ------------      -----------     -----------    ------------
  Total investment in Portfolio, at value (Note
     1A)                                           $129,013,640     $ 57,429,872     $54,733,780    $176,557,285
  Receivable for Fund shares sold                        12,577           31,500             555          11,821
  Deferred organization expenses (Note 1D)                  391            2,807           2,253         --
                                                   ------------      -----------     -----------    ------------
       Total assets                                $129,026,608     $ 57,464,179     $54,736,588    $176,569,106
                                                   ------------      -----------     -----------    ------------
LIABILITIES:
  Dividends payable                                $    248,238     $    116,740     $   109,402    $    350,274
  Payable for Fund shares redeemed                      129,202           99,295          65,358         206,806
  Payable to affiliates --
     Trustees' fees (Note 4)                                547              275             273             551
  Accrued expenses                                       68,578           30,713          28,995          93,097
                                                   ------------      -----------     -----------    ------------
       Total liabilities                           $    446,565     $    247,023     $   204,028    $    650,728
                                                   ------------      -----------     -----------    ------------
NET ASSETS                                         $128,580,043     $ 57,217,156     $54,532,560    $175,918,378
                                                   ============      ===========     ===========    ============
SOURCES OF NET ASSETS:
  Paid-in capital                                  $130,695,783     $ 59,355,388     $55,641,727    $178,468,088
  Accumulated net realized loss on investment and
     financial futures transactions (computed on
     the basis of identified cost)                   (5,223,639)      (4,136,479)     (1,958,629)     (9,909,369)
  Accumulated undistributed (distributions in
     excess of) net investment income                   (35,444)         139,873          (6,689)       (132,364)
  Unrealized appreciation of investments and
     financial futures contracts from Portfolio
     (computed on the basis of identified cost)       3,143,343        1,858,374         856,151       7,492,023
                                                   ------------      -----------     -----------    ------------
       Total                                       $128,580,043     $ 57,217,156     $54,532,560    $175,918,378
                                                   ============      ===========     ===========    ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING            12,551,386        5,708,276       5,371,186      17,143,058
                                                   ============      ===========     ===========    ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE (NOTE 6) (net assets divided by
  shares of beneficial interest outstanding)             $10.24           $10.02          $10.15          $10.26
                                                         ======           ======          ======          ======

                       See notes to financial statements

--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                       For the Year Ended August 31, 1996
--------------------------------------------------------------------------------

                                                             MARATHON      MARATHON      MARATHON      MARATHON
                                                             ALABAMA       ARKANSAS      GEORGIA       KENTUCKY
                                                               FUND          FUND          FUND          FUND
                                                            ----------    ----------    ----------    -----------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                  $6,396,559    $4,582,847    $7,025,916    $ 8,291,909
  Expenses allocated from Portfolio                           (483,314)     (362,534)     (523,224)      (654,461)
                                                            ----------    ----------    ----------     ----------
       Net investment income from Portfolio                 $5,913,245    $4,220,313    $6,502,692    $ 7,637,448
                                                            ----------    ----------    ----------     ----------
  Expenses --
     Compensation of Trustees not members of the
       Administrator's organization (Note 4)                $    3,265    $    1,632    $    9,693    $     3,265
     Distribution costs (Note 5)                               993,520       715,453     1,065,956      1,284,975
     Custodian fee (Note 1E)                                     8,771         9,053        12,665         14,792
     Transfer and dividend disbursing agent fees                85,525        62,259        71,031         99,833
     Printing and postage                                       33,990        15,153        37,531         38,658
     Legal and accounting services                              10,985        12,318        13,683         12,744
     Amortization of organization expenses (Note 1D)             3,456         3,620         3,294          2,434
     Miscellaneous                                              14,278        16,367        26,550         21,752
                                                            ----------    ----------    ----------     ----------
       Total expenses                                       $1,153,790    $  835,855    $1,240,403    $ 1,478,453
     Deduct reduction of custodian fee (Note 1E)                 6,536        --             8,625          2,011
                                                            ----------    ----------    ----------     ----------
          Net expenses                                      $1,147,254    $  835,855    $1,231,778    $ 1,476,442
                                                            ----------    ----------    ----------     ----------
            Net investment income                           $4,765,991    $3,384,458    $5,270,914    $ 6,161,006
                                                            ----------    ----------    ----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from Portfolio --
     Investment transactions (identified cost basis)        $1,544,726    $  407,984    $  856,570    $  (561,352)
     Financial futures contracts                              (160,575)     (121,270)      (96,808)      (595,841)
                                                            ----------    ----------    ----------     ----------
       Net realized gain (loss)                             $1,384,151    $  286,714    $  759,762    $(1,157,193)
  Change in unrealized appreciation (depreciation)            (998,165)     (461,293)     (243,119)     1,295,426
                                                            ----------    ----------    ----------     ----------
          Net realized and unrealized gain (loss)           $  385,986    $ (174,579)   $  516,643    $   138,233
                                                            ----------    ----------    ----------     ----------
            Net increase in net assets from operations      $5,151,977    $3,209,879    $5,787,557    $ 6,299,239
                                                            ==========    ==========    ==========     ==========

                       See notes to financial statements

--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                       For the Year Ended August 31, 1996
--------------------------------------------------------------------------------

                                                         MARATHON      MARATHON      MARATHON         MARATHON
                                                        LOUISIANA      MARYLAND      MISSOURI      NORTH CAROLINA
                                                           FUND          FUND          FUND             FUND
                                                        ----------    ----------    -----------    --------------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio              $2,028,313    $6,816,270    $ 5,262,604     $ 10,992,724
  Expenses allocated from Portfolio                        (77,510)     (551,462)      (414,435)        (882,062)
                                                        ----------    ----------     ----------      -----------
       Net investment income from Portfolio             $1,950,803    $6,264,808    $ 4,848,169     $ 10,110,662
                                                        ----------    ----------     ----------      -----------
  Expenses --
     Compensation of Trustees not members of the
       Administrator's organization (Note 4)            $   --        $    3,265    $     1,630     $      3,265
     Distribution costs (Note 5)                           303,868     1,038,244        807,077        1,701,465
     Custodian fee (Note 1E)                                 2,239        11,502         10,239           16,874
     Transfer and dividend disbursing agent fees            25,626        83,803         62,316          130,951
     Printing and postage                                   11,566        36,605         30,238           52,977
     Legal and accounting services                          10,071        12,512         12,859           12,162
     Registration costs                                      2,140         2,480          1,525         --
     Amortization of organization expenses (Note 1D)         3,360         2,811          3,151            5,596
     Miscellaneous                                           5,859        14,792          7,720           21,612
                                                        ----------    ----------     ----------      -----------
       Total expenses                                   $  364,729    $1,206,014    $   936,755     $  1,944,902
     Deduct reduction of custodian fee (Note 1E)             1,597         2,791        --                13,333
                                                        ----------    ----------     ----------      -----------
          Net expenses                                  $  363,132    $1,203,223    $   936,755     $  1,931,569
                                                        ----------    ----------     ----------      -----------
            Net investment income                       $1,587,671    $5,061,585    $ 3,911,414     $  8,179,093
                                                        ----------    ----------     ----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from Portfolio --
     Investment transactions (identified cost basis)    $ (103,608)   $1,702,616    $ 1,202,624     $   (152,724)
     Financial futures contracts                          (234,648)     (171,980)       (87,609)         105,611
                                                        ----------    ----------     ----------      -----------
       Net realized gain (loss)                         $ (338,256)   $1,530,636    $ 1,115,015     $    (47,113)
  Change in unrealized appreciation (depreciation)         266,047      (575,339)    (1,050,687)         744,828
                                                        ----------    ----------     ----------      -----------
          Net realized and unrealized gain (loss)       $  (72,209)   $  955,297    $    64,328     $    697,715
                                                        ----------    ----------     ----------      -----------
            Net increase in net assets from operations  $1,515,462    $6,016,882    $ 3,975,742     $  8,876,808
                                                        ==========    ==========     ==========      ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                       For the Year Ended August 31, 1996
--------------------------------------------------------------------------------

                                                        MARATHON        MARATHON        MARATHON      MARATHON
                                                         OREGON      SOUTH CAROLINA    TENNESSEE      VIRGINIA
                                                          FUND            FUND            FUND          FUND
                                                       ----------    --------------    ----------    -----------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio             $8,172,484      $3,720,202      $3,378,012    $11,300,845
  Expenses allocated from Portfolio                      (657,975)       (305,972)       (241,825)      (891,655)
                                                       ----------      ----------      ----------    -----------
       Net investment income from Portfolio            $7,514,509      $3,414,230      $3,136,187    $10,409,190
                                                       ----------      ----------      ----------    -----------
  Expenses --
     Compensation of Trustees not members of the
       Administrator's organization (Note 4)           $    3,261      $    1,632      $    1,630    $     3,265
     Distribution costs (Note 5)                        1,283,280         551,283         518,424      1,720,367
     Custodian fee (Note 1E)                               13,467           6,528           7,315         23,124
     Transfer and dividend disbursing agent fees           98,077          48,687          39,727        124,931
     Printing and postage                                  44,059          12,191          20,630         55,266
     Legal and accounting services                         15,005          12,066          11,868         12,145
     Registration costs                                     2,183             500           1,385             --
     Amortization of organization expenses (Note 1D)        2,952           3,364           3,561          4,964
     Miscellaneous                                         14,425          10,475           7,297         24,898
                                                       ----------      ----------      ----------    -----------
       Total expenses                                  $1,476,709      $  646,726      $  611,837    $ 1,968,960
                                                       ----------      ----------      ----------    -----------
            Net investment income                      $6,037,800      $2,767,504      $2,524,350    $ 8,440,230
                                                       ----------      ----------      ----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from Portfolio --
     Investment transactions (identified cost basis)   $ (389,651)     $  766,613      $  220,816    $   614,162
     Financial futures contracts                         (536,421)       (106,217)       (167,592)      (431,954)
                                                       ----------      ----------      ----------    -----------
       Net realized gain (loss)                        $ (926,072)     $  660,396      $   53,224    $   182,208
  Change in unrealized appreciation (depreciation)        449,198        (485,517)        342,049        134,532
                                                       ----------      ----------      ----------    -----------
          Net realized and unrealized gain (loss)      $ (476,874)     $  174,879      $  395,273    $   316,740
                                                       ----------      ----------      ----------    -----------
            Net increase in net assets from
               operations                              $5,560,926      $2,942,383      $2,919,623    $ 8,756,970
                                                       ==========      ==========      ==========    ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                       For the Year Ended August 31, 1996
--------------------------------------------------------------------------------

                                                        MARATHON        MARATHON        MARATHON        MARATHON
                                                        ALABAMA         ARKANSAS        GEORGIA         KENTUCKY
                                                          FUND            FUND            FUND            FUND
                                                      ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                            $  4,765,991    $  3,384,458    $  5,270,914    $  6,161,006
     Net realized gain (loss) on investments             1,384,151         286,714         759,762      (1,157,193)
     Change in unrealized appreciation
       (depreciation) of investments                      (998,165)       (461,293)       (243,119)      1,295,426
                                                      ------------     -----------    ------------    ------------
       Net increase in net assets from operations     $  5,151,977    $  3,209,879    $  5,787,557    $  6,299,239
                                                      ------------     -----------    ------------    ------------
  Distributions to shareholders (Note 2) --
     From net investment income                       $ (4,874,378)   $ (3,545,480)   $ (5,318,073)   $ (6,161,006)
     In excess of net investment income                    --               (6,242)        --             (154,635)
                                                      ------------     -----------    ------------    ------------
       Total distributions to shareholders            $ (4,874,378)   $ (3,551,722)   $ (5,318,073)   $ (6,315,641)
                                                      ------------     -----------    ------------    ------------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                    $  4,160,973    $  2,851,899    $  3,711,347    $  5,687,743
     Net asset value of shares issued to
       shareholders in payment of distributions
       declared                                          2,550,774       1,648,737       2,421,301       3,359,495
     Cost of shares redeemed                           (13,939,744)    (12,113,699)    (19,752,574)    (20,779,572)
                                                      ------------     -----------    ------------    ------------
       Decrease in net assets from Fund share
          transactions                                $ (7,227,997)   $ (7,613,063)   $(13,619,926)   $(11,732,334)
                                                      ------------     -----------    ------------    ------------
          Net decrease in net assets                  $ (6,950,398)   $ (7,954,906)   $(13,150,442)   $(11,748,736)
NET ASSETS:
  At beginning of year                                 108,642,204      80,822,850     120,142,773     143,105,792
                                                      ------------     -----------    ------------    ------------
  At end of year                                      $101,691,806    $ 72,867,944    $106,992,331    $131,357,056
                                                      ============     ===========    ============    ============
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS
  OF) NET INVESTMENT INCOME INCLUDED IN NET
  ASSETS AT END OF YEAR                               $     46,257    $     (6,242)   $     97,070    $   (197,886)
                                                      ============     ===========    ============    ============

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                       For the Year Ended August 31, 1996
--------------------------------------------------------------------------------

                                                     MARATHON        MARATHON        MARATHON         MARATHON
                                                     LOUISIANA       MARYLAND        MISSOURI      NORTH CAROLINA
                                                       FUND            FUND            FUND             FUND
                                                    -----------    ------------    ------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                          $ 1,587,671    $  5,061,585    $  3,911,414     $  8,179,093
     Net realized gain (loss) on investments           (338,256)      1,530,636       1,112,409          (47,113)
     Change in unrealized appreciation
       (depreciation) of investments                    266,047        (575,339)     (1,048,081)         744,828
                                                    -----------    ------------     -----------     ------------
       Net increase in net assets from operations   $ 1,515,462    $  6,016,882    $  3,975,742     $  8,876,808
                                                    -----------    ------------     -----------     ------------
  Distributions to shareholders (Note 2) --
     From net investment income                     $(1,600,291)   $ (5,239,668)   $ (3,911,414)    $ (8,215,663)
     In excess of net investment income                 --              --              (27,998)        (233,107)
                                                    -----------    ------------     -----------     ------------
       Total distributions to shareholders          $(1,600,291)   $ (5,239,668)   $ (3,939,412)    $ (8,448,770)
                                                    -----------    ------------     -----------     ------------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                  $ 3,990,498    $  8,472,887    $  3,803,859     $  7,140,035
     Net asset value of shares issued to
       shareholders in payment of distributions
       declared                                         778,827       2,826,305       1,976,726        4,174,817
     Cost of shares redeemed                         (3,526,815)    (16,659,034)    (13,242,423)     (30,304,252)
                                                    -----------    ------------     -----------     ------------
       Increase (decrease) in net assets from Fund
          share transactions                        $ 1,242,510    $ (5,359,842)   $ (7,461,838)    $(18,989,400)
                                                    -----------    ------------     -----------     ------------
          Net increase (decrease) in net assets     $ 1,157,681    $ (4,582,628)   $ (7,425,508)    $(18,561,362)
NET ASSETS:
  At beginning of year                               31,835,838     113,825,950      89,810,716      188,449,932
                                                    -----------    ------------     -----------     ------------
  At end of year                                    $32,993,519    $109,243,322    $ 82,385,208     $169,888,570
                                                    ===========    ============     ===========     ============
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS
  OF) NET INVESTMENT INCOME INCLUDED IN NET ASSETS
  AT END OF YEAR                                    $    29,440    $    158,723    $    (28,094)    $   (235,934)
                                                    ===========    ============     ===========     ============

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                       For the Year Ended August 31, 1996
--------------------------------------------------------------------------------

                                                     MARATHON         MARATHON        MARATHON        MARATHON
                                                      OREGON       SOUTH CAROLINA     TENNESSEE       VIRGINIA
                                                       FUND             FUND            FUND            FUND
                                                   ------------    --------------    -----------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                         $  6,037,800     $  2,767,504     $ 2,524,350    $  8,440,230
     Net realized gain (loss) on investments           (926,072)         657,297          53,224         182,208
     Change in unrealized appreciation
       (depreciation) of investments                    449,198         (482,418)        342,049         134,532
                                                   ------------      -----------     -----------    ------------
       Net increase in net assets from operations  $  5,560,926     $  2,942,383     $ 2,919,623    $  8,756,970
                                                   ------------      -----------     -----------    ------------
  Distributions to shareholders (Note 2) --
     From net investment income                    $ (6,124,280)    $ (2,772,456)    $(2,618,373)   $ (8,440,230)
     In excess of net investment income                 (35,444)        --                (6,689)       (112,564)
                                                   ------------      -----------     -----------    ------------
       Total distributions to shareholders         $ (6,159,724)    $ (2,772,456)    $(2,625,062)   $ (8,552,794)
                                                   ------------      -----------     -----------    ------------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                 $  5,131,313     $  4,707,873     $ 3,438,193    $  8,059,179
     Net asset value of shares issued to
       shareholders in payment of distributions
       declared                                       3,457,570        1,214,658       1,338,936       4,376,528
     Cost of shares redeemed                        (24,465,802)      (8,830,561)     (8,022,902)    (26,256,727)
                                                   ------------      -----------     -----------    ------------
       Decrease in net assets from Fund share
          transactions                             $(15,876,919)    $ (2,908,030)    $(3,245,773)   $(13,821,020)
                                                   ------------      -----------     -----------    ------------
          Net decrease in net assets               $(16,475,717)    $ (2,738,103)    $(2,951,212)   $(13,616,844)
NET ASSETS:
  At beginning of year                              145,055,760       59,955,259      57,483,772     189,535,222
                                                   ------------      -----------     -----------    ------------
  At end of year                                   $128,580,043     $ 57,217,156     $54,532,560    $175,918,378
                                                   ============      ===========     ===========    ============
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN
  EXCESS OF) NET INVESTMENT INCOME INCLUDED IN
  NET ASSETS AT END OF YEAR                        $    (35,444)    $    139,873     $    (6,689)   $   (132,364)
                                                   ============      ===========     ===========    ============

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                       For the Year Ended August 31, 1995
--------------------------------------------------------------------------------

                                                        MARATHON        MARATHON        MARATHON        MARATHON
                                                        ALABAMA         ARKANSAS        GEORGIA         KENTUCKY
                                                          FUND            FUND            FUND            FUND
                                                      ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                            $  4,990,080    $  3,749,505    $  5,864,764    $  6,622,988
     Net realized loss on investments                   (2,941,114)     (2,498,424)     (7,142,220)     (2,633,134)
     Change in unrealized appreciation of
       investments                                       5,318,362       3,444,180       6,543,128       4,909,921
                                                      ------------    ------------    ------------    ------------
       Net increase in net assets from operations     $  7,367,328    $  4,695,261    $  5,265,672    $  8,899,775
                                                      ------------    ------------    ------------    ------------
  Distributions to shareholders (Note 2) --
     From net investment income                       $ (4,990,080)   $ (3,749,505)   $ (5,864,764)   $ (6,622,988)
     In excess of net investment income                   (143,078)       (182,195)       (216,692)       (337,010)
                                                      ------------    ------------    ------------    ------------
       Total distributions to shareholders            $ (5,133,158)   $ (3,931,700)   $ (6,081,456)   $ (6,959,998)
                                                      ------------    ------------    ------------    ------------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                    $ 12,491,127    $  6,780,492    $ 10,649,881    $ 12,444,086
     Net asset value of shares issued to
       shareholders in payment of distributions
       declared                                          2,652,717       1,884,209       3,052,159       3,708,544
     Cost of shares redeemed                           (14,288,423)    (11,041,868)    (27,224,917)    (16,980,873)
                                                      ------------    ------------    ------------    ------------
       Increase (decrease) in net assets from Fund
          share transactions                          $    855,421    $ (2,377,167)   $(13,522,877)   $   (828,243)
                                                      ------------    ------------    ------------    ------------
          Net increase (decrease) in net assets       $  3,089,591    $ (1,613,606)   $(14,338,661)   $  1,111,534
NET ASSETS:
  At beginning of year                                 105,552,613      82,436,456     134,481,434     141,994,258
                                                      ------------    ------------    ------------    ------------
  At end of year                                      $108,642,204    $ 80,822,850    $120,142,773    $143,105,792
                                                      ============    ============    ============    ============
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS
  OF) NET INVESTMENT INCOME INCLUDED IN NET ASSETS
  AT END OF YEAR                                      $    154,644    $    161,022    $    144,229    $    (43,251)
                                                      ============    ============    ============    ============

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                       For the Year Ended August 31, 1995
--------------------------------------------------------------------------------

                                                     MARATHON        MARATHON        MARATHON         MARATHON
                                                     LOUISIANA       MARYLAND        MISSOURI      NORTH CAROLINA
                                                       FUND            FUND            FUND             FUND
                                                    -----------    ------------    ------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                          $ 1,489,998    $  5,439,805    $  4,198,940     $  8,946,520
     Net realized loss on investments                (1,537,085)     (3,282,559)     (2,921,662)      (8,776,724)
     Change in unrealized appreciation of
       investments                                    1,571,413       4,899,352       5,323,708        8,767,620
                                                    -----------    ------------    ------------     ------------
       Net increase in net assets from operations   $ 1,524,326    $  7,056,598    $  6,600,986     $  8,937,416
                                                    -----------    ------------    ------------     ------------
  Distributions to shareholders (Note 2) --
     From net investment income                     $(1,489,998)   $ (5,439,805)   $ (4,198,940)    $ (8,946,520)
     In excess of net investment income                 (73,180)        (98,476)       (166,866)        (410,010)
                                                    -----------    ------------    ------------     ------------
       Total distributions to shareholders          $(1,563,178)   $ (5,538,281)   $ (4,365,806)    $ (9,356,530)
                                                    -----------    ------------    ------------     ------------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                  $ 5,214,512    $ 13,615,276    $  7,129,437     $ 16,332,648
     Net asset value of shares issued to
       shareholders in payment of distributions
       declared                                         783,732       2,952,321       2,213,888        4,685,433
     Cost of shares redeemed                         (3,143,269)    (20,980,838)    (12,994,601)     (24,816,348)
                                                    -----------    ------------    ------------     ------------
       Increase (decrease) in net assets from Fund
          share transactions                        $ 2,854,975    $ (4,413,241)   $ (3,651,276)    $ (3,798,267)
                                                    -----------    ------------    ------------     ------------
          Net increase (decrease) in net assets     $ 2,816,123    $ (2,894,924)   $ (1,416,096)    $ (4,217,381)
NET ASSETS:
  At beginning of year                               29,019,715     116,720,874      91,226,812      192,667,313
                                                    -----------    ------------    ------------     ------------
  At end of year                                    $31,835,838    $113,825,950    $ 89,810,716     $188,449,932
                                                    ===========    ============    ============     ============
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS
  OF) NET INVESTMENT INCOME INCLUDED IN NET
  ASSETS AT END OF YEAR                             $    42,060    $    336,806    $        (96)    $     36,570
                                                    ===========    ============    ============     ============

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                       For the Year Ended August 31, 1995
--------------------------------------------------------------------------------

                                                     MARATHON         MARATHON        MARATHON        MARATHON
                                                      OREGON       SOUTH CAROLINA     TENNESSEE       VIRGINIA
                                                       FUND             FUND            FUND            FUND
                                                   ------------    --------------    -----------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                         $  6,629,604     $  2,817,049     $ 2,637,658    $  9,070,558
     Net realized loss on investments                (4,308,333)      (3,881,747)     (1,867,953)     (7,513,582)
     Change in unrealized appreciation of
       investments                                    7,327,565        4,197,563       2,570,170      10,162,470
                                                   ------------     ------------     -----------    ------------
       Net increase in net assets from operations  $  9,648,836     $  3,132,865     $ 3,339,875    $ 11,719,446
                                                   ------------     ------------     -----------    ------------
  Distributions to shareholders (Note 2) --
     From net investment income                    $ (6,629,604)    $ (2,817,049)    $(2,637,658)   $ (9,070,558)
     In excess of net investment income                (308,106)         (64,469)       (138,918)       (405,313)
                                                   ------------     ------------     -----------    ------------
       Total distributions to shareholders         $ (6,937,710)    $ (2,881,518)    $(2,776,576)   $ (9,475,871)
                                                   ------------     ------------     -----------    ------------
  Transactions in shares of beneficial interest
     (Note 3) -- Proceeds from sales of shares     $ 11,143,966     $  8,594,993     $ 7,348,950    $ 22,209,690
     Net asset value of shares issued to
       shareholders in payment of distributions
       declared                                       3,945,866        1,307,677       1,419,234       4,998,528
     Cost of shares redeemed                        (23,872,614)     (10,077,180)     (7,227,038)    (33,336,822)
                                                   ------------     ------------     -----------    ------------
       Increase (decrease) in net assets from
          Fund share transactions                  $ (8,782,782)    $   (174,510)    $ 1,541,146    $ (6,128,604)
                                                   ------------     ------------     -----------    ------------
          Net increase (decrease) in net assets    $ (6,071,656)    $     76,837     $ 2,104,445    $ (3,885,029)
NET ASSETS:
  At beginning of year                              151,127,416       59,878,422      55,379,327     193,420,251
                                                   ------------     ------------     -----------    ------------
  At end of year                                   $145,055,760     $ 59,955,259     $57,483,772    $189,535,222
                                                   ============     ============     ===========    ============
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN
  EXCESS OF ) NET INVESTMENT INCOME INCLUDED
  IN NET ASSETS AT END OF YEAR                     $     86,480     $    144,825     $    94,023    $    (19,550)
                                                   ============     ============     ===========    ============

                       See notes to financial statements

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                            MARATHON ALABAMA FUND                               MARATHON ARKANSAS FUND
                              --------------------------------------------------      -------------------------------------------
                                                  YEAR ENDED                                          YEAR ENDED
                              --------------------------------------------------      -------------------------------------------
                                        AUGUST 31,               SEPTEMBER 30,                AUGUST 31,            SEPTEMBER 30,
                              ------------------------------   -----------------      ---------------------------   -------------
                                1996       1995     1994***     1993     1992**        1996      1995     1994***      1993++
                              --------   --------   --------   -------   -------      -------   -------   -------   -------------
NET ASSET VALUE, beginning of
 year                         $ 10.440   $ 10.210   $ 11.060   $10.340   $10.000      $10.250   $10.140   $10.910      $10.000
                              --------   --------   --------   -------   -------      -------   -------   -------      -------
INCOME (LOSS) FROM
  OPERATIONS:
  Net investment income       $  0.470   $  0.479   $  0.425   $ 0.475   $ 0.208      $ 0.450   $ 0.460   $ 0.431      $ 0.471
  Net realized and unrealized
    gain (loss) on
    investments                  0.030      0.244     (0.769)    0.837     0.385+++    (0.038)    0.132    (0.703)       1.025
                              --------   --------   --------   -------   -------      -------   -------   -------      -------
      Total income (loss)
        from operations       $  0.500   $  0.723   $ (0.344)  $ 1.312   $ 0.593      $ 0.412   $ 0.592   $(0.272)     $ 1.496
                              --------   --------   --------   -------   -------      -------   -------   -------      -------
LESS DISTRIBUTIONS:
  From net investment income  $ (0.480)  $ (0.479)  $ (0.425)  $(0.475)  $(0.208)     $(0.471)  $(0.460)  $(0.431)     $(0.471)
  In excess of net investment
    income                       --        (0.014)    (0.081)   (0.117)   (0.045)      (0.001)   (0.022)   (0.067)      (0.115)
                              --------   --------   --------   -------   -------      -------   -------   -------      -------
      Total distributions     $ (0.480)  $ (0.493)  $ (0.506)  $(0.592)  $(0.253)     $(0.472)  $(0.482)  $(0.498)     $(0.586)
                              --------   --------   --------   -------   -------      -------   -------   -------      -------
NET ASSET VALUE, end of year  $ 10.460   $ 10.440   $ 10.210   $11.060   $10.340      $10.190   $10.250   $10.140      $10.910
                              ========   ========   ========   =======   =======      =======   =======   =======      =======
TOTAL RETURN (3)                 4.85%      7.38%    (3.18)%    13.09%     5.71%        4.05%     6.15%   (2.53)%       15.00%
RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of year
    (000 omitted)             $101,692   $108,642   $105,553   $84,621   $21,105      $72,868   $80,823   $82,436      $59,205
  Ratio of net expenses to
    average daily net assets
    (1)(4)                       1.57%      1.51%      1.43%+    1.37%     1.01%+       1.56%     1.50%     1.17%+       0.88%+
  Ratio of net expenses to
    average daily
    net assets after
    custodian fee reduction
    (1)                          1.52%      --         --        --        --           1.54%     --        --          --
  Ratio of net investment
    income to average
    daily net assets             4.44%      4.74%      4.35%+    4.30%     4.49%+       4.34%     4.67%     4.47%+       4.27%+
PORTFOLIO TURNOVER (2)           --         --         --          15%       13%        --        --           5%          13%

* For the year ended September 30, 1993 and for the period from the start of business, May 1, 1992, to September 30, 1992 (for Marathon Alabama Fund), and for the eleven months ended August 31, 1994 and for the period from the start of business, October 2, 1992, to September 30, 1993 (for Marathon Arkansas
  Fund), the operating expenses of the Funds and the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or Administrator or both. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER
  SHARE                                                         $0.462    $0.185                           $0.409        $0.411
                                                                 -----     -----                            -----       -------
                                                                 -----     -----                            -----       -------
RATIOS(As a percentage of
average daily net assets):
  Expenses (1)                                                   1.49%     1.50%+                           1.40%+        1.42%  +
  Net investment income                                          4.18%     4.00%+                           4.24%+        3.73%  +
  ** For the period from the start of business, May 1, 1992, to September 30, 1992.
 *** For the eleven months ended August 31, 1994.
   + Annualized.
  ++ For the period from the start of business, October 2, 1992, to September 30, 1993.
 +++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
 (1) Includes each Fund's share of its corresponding Portfolio's allocated expenses subsequent to February 1, 1993.
 (2) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of their investable assets to their respective Portfolios is shown in the Portfolios' financial statements which are included elsewhere in this report.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
 (4) The expense ratios for the year ended August 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before August 31, 1995 have not been adjusted to reflect this change.

                       See notes to financial statements

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                   MARATHON GEORGIA FUND                                   MARATHON KENTUCKY FUND
                   -----------------------------------------------------    -----------------------------------------------------
                                        YEAR ENDED                                               YEAR ENDED
                   -----------------------------------------------------    -----------------------------------------------------
                              AUGUST 31,                SEPTEMBER 30,                  AUGUST 31,                SEPTEMBER 30,
                   --------------------------------   ------------------    --------------------------------   ------------------
                     1996       1995       1994***      1993     1992**       1996         1995     1994***      1993     1992**
                   --------   --------     --------   --------   -------    --------     --------   --------   --------   -------
NET ASSET VALUE,
 beginning of year $  9.790   $  9.800     $ 10.750   $ 10.120   $10.000    $  9.990     $  9.850   $ 10.780   $ 10.090   $10.000
                   --------   --------     --------   --------   -------    --------     --------   --------   --------   -------
INCOME (LOSS) FROM
  OPERATIONS:
  Net investment
    income         $  0.451   $  0.450     $  0.413   $  0.459   $ 0.380    $  0.450     $  0.458   $  0.415   $  0.462   $ 0.363
  Net realized and
    unrealized
    gain (loss)
    on investments    0.024      0.007++     (0.841)     0.776     0.215      (0.009)++     0.163     (0.811)     0.820     0.192
                   --------   --------     --------   --------   -------    --------     --------   --------   --------   -------
      Total income
        (loss)
        from
        operations $  0.475   $  0.457     $ (0.428)  $  1.235   $ 0.595    $  0.441     $  0.621   $ (0.396)  $  1.282   $ 0.555
                   --------   --------     --------   --------   -------    --------     --------   --------   --------   -------
LESS
  DISTRIBUTIONS:
  From net
    investment
    income         $ (0.455)  $ (0.450)    $ (0.413)  $ (0.459)  $(0.380)   $ (0.450)    $ (0.458)  $ (0.415)  $ (0.462)  $(0.363)
  In excess of net
    investment
    income            --        (0.017)      (0.065)    (0.129)   (0.095)     (0.011)      (0.023)    (0.075)    (0.125)   (0.102)
  From net
    realized gain
    on
    investment
    transactions      --         --           --        (0.017)    --          --           --         --        (0.005)    --
  In excess of net
    realized gain
    on
    investment
    transactions      --         --          (0.044)     --        --          --           --        (0.044)     --        --
                   --------   --------     --------   --------   -------    --------     --------   --------   --------   -------
      Total
     distributions $ (0.455)  $ (0.467)    $ (0.522)  $ (0.605)  $(0.475)   $ (0.461)    $ (0.481)  $ (0.534)  $ (0.592)  $(0.465)
                   --------   --------     --------   --------   -------    --------     --------   --------   --------   -------
NET ASSET VALUE,
  end of year      $  9.810   $  9.790     $  9.800   $ 10.750   $10.120    $  9.970     $  9.990   $  9.850   $ 10.780   $10.090
                   ========== ==========   ========== ========== =========  ==========   ========== ========== ========== =========
TOTAL RETURN (3)      4.91%      4.90%      (4.08)%     12.60%     5.85%       4.45%        6.61%    (3.78)%     13.05%     5.45%
RATIOS/SUPPLEMENTAL
  DATA*:
  Net assets, end
    of year (000
    omitted)       $106,992   $120,143     $134,481   $120,043   $42,156    $131,357     $143,106   $141,994   $120,093   $46,835
  Ratio of net
    expenses to
    average daily
    net assets
    (1)(4)            1.58%      1.49%        1.41%+     1.52%     1.13%+      1.57%        1.52%      1.44%+     1.50%     1.44%+
  Ratio of net
    expenses to
    average daily
    net assets
    after
    custodian fee
    reduction (1)     1.52%      --           --         --        --          1.54%        --         --         --        --
  Ratio of net
    investment
    income to
    average daily
    net assets        4.55%      4.72%        4.39%+     4.27%     4.72%+      4.45%        4.74%      4.39%+     4.29%     4.56%+
PORTFOLIO TURNOVER
  (2)                 --         --           --           20%       33%       --           --         --           21%       64%

* For the period from the start of business, December 23, 1991, to September 30, 1992 (for Marathon Georgia Fund) and for the period from the start of business December 23, 1991, to September 30, 1992 (for Marathon Kentucky Fund), the operating expenses of the Funds and the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE                                   $0.341                                                   $0.357
                                                                   -----                                                    -----
                                                                   -----                                                    -----
RATIOS(As a
percentage of
average
      daily net
assets):
  Expenses (1)                                                     1.61%+                                                   1.52%+
  Net investment
income                                                             4.24%+                                                   4.48%+
  ** For the period from the start of business, December 23, 1991, to September 30, 1992.
 *** For the eleven months ended August 31, 1994.
   + Annualized.
  ++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
 (1) Includes each Fund's share of its corresponding Portfolio's allocated expenses subsequent to February 1, 1993.
 (2) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of their investable assets to their respective Portfolios is shown in the Portfolios' financial statements which are included elsewhere in this report.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
 (4) The expense ratios for the year ended August 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before August 31, 1995 have not been adjusted to reflect this change.

                       See notes to financial statements

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                       MARATHON LOUISIANA FUND                               MARATHON MARYLAND FUND
                            ----------------------------------------------     --------------------------------------------------
                                              YEAR ENDED                                           YEAR ENDED
                            ----------------------------------------------     --------------------------------------------------
                                      AUGUST 31,             SEPTEMBER 30,               AUGUST 31,               SEPTEMBER 30,
                            ------------------------------   -------------     ------------------------------   -----------------
                             1996      1995        1994***      1993**           1996       1995     1994***     1993     1992++
                            -------   -------      -------   -------------     --------   --------   --------   -------   -------
NET ASSET VALUE, beginning
 of year                    $ 9.980   $10.010      $11.130      $10.000        $ 10.230   $ 10.070   $ 11.070   $10.290   $10.000
                            -------   -------      -------   -------------     --------   --------   --------   -------   -------
INCOME (LOSS) FROM
  OPERATIONS:
  Net investment income     $ 0.486   $ 0.487      $0.447       $ 0.478        $  0.464   $  0.476   $  0.428   $ 0.466   $ 0.303
  Net realized and
    unrealized gain (loss)
    on investments           (0.016)   (0.006)+++  (0.937 )       1.234           0.086      0.169     (0.922)    0.890     0.375+++
                            -------   -------      -------   -------------     --------   --------   --------   -------   -------
      Total income (loss)
        from operations     $ 0.470   $ 0.481      $(0.490)     $ 1.712        $  0.550   $  0.645   $ (0.494)  $ 1.356   $ 0.678
                            -------   -------      -------   -------------     --------   --------   --------   -------   -------
LESS DISTRIBUTIONS:
  From net investment
    income                  $(0.490)  $(0.487)     $(0.447)     $(0.478)       $ (0.480)  $ (0.476)  $ (0.428)  $(0.466)  $(0.303)
  In excess of net
    investment income         --       (0.024)     (0.074 )      (0.104)          --        (0.009)    (0.070)   (0.110)   (0.085)
  In excess of net realized
    gain on investment
    transactions              --        --         (0.109 )      --               --         --        (0.008)    --        --
                            -------   -------      -------   -------------     --------   --------   --------   -------   -------
      Total distributions   $(0.490)  $(0.511)     $(0.630)     $(0.582)       $ (0.480)  $ (0.485)  $ (0.506)  $(0.576)  $(0.388)
                            -------   -------      -------   -------------     --------   --------   --------   -------   -------
NET ASSET VALUE, end of
  year                      $ 9.960   $ 9.980      $10.010      $11.130        $ 10.300   $ 10.230   $ 10.070   $11.070   $10.290
                            ========= =========    ========== ============     ========== ========== ========== ========= =========
TOTAL RETURN (3)              4.77%     5.08%      (4.56% )      17.26%           5.44%      6.71%     (4.56%)   13.61%     6.65%
RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of year
    (000 omitted)           $32,994   $31,836      $29,020      $17,935        $109,243   $113,826   $116,721   $95,226   $29,180
  Ratio of net expenses to
    average daily net
    assets (1)(4)             1.41%     1.31%       1.08% +       1.07%+          1.57%      1.50%      1.43%+    1.43%     1.30%+
  Ratio of net expenses to
    average daily
    net assets after
    custodian fee reduction
    (1)                       1.34%     --           --          --               1.55%      --         --        --        --
  Ratio of net investment
    income to average daily
    net assets                4.82%     4.97%       4.62% +       4.27%+          4.46%      4.82%      4.44%+    4.28%     4.25%+
PORTFOLIO TURNOVER (2)        --        --            14%           86%           --         --         --          12%        3%

* For the years ended August 31, 1996 and 1995, the eleven months ended August 31, 1994 and the period from the start of business, October 2, 1992, to September 30, 1993 (for Marathon Louisiana Fund), and for the year ended September 30, 1993 and for the period from the start of business, February 3, 1992, to September 30, 1992 (for Marathon Maryland Fund), the operating expenses of the Funds and the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER
  SHARE                      $0.474    $0.470      $0.412         $0.401                                         $0.461    $0.280
                              =====     =====      ======        =======                                          =====     =====
RATIOS (As a percentage of
       average daily net
       assets):
  Expenses (1)(4)             1.53%     1.42%       1.44% +        1.76%  +                                       1.48%     1.62%+
  Expenses after custodian
    fee reduction (1)         1.45%     --           --            --                                             --        --
  Net investment income       4.70%     4.86%       4.26% +        3.58%  +                                       4.23%     3.93%+
  ** For the period from the start of business, October 2, 1992, to September 30, 1993.
 *** For the eleven months ended August 31, 1994.
   + Annualized.
  ++ For the period from the start of business, February 3, 1992, to September 30, 1992.
 +++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
 (1) Includes each Fund's share of its corresponding Portfolio's allocated expenses subsequent to February 1, 1993.
 (2) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of their investable assets to their respective Portfolios is shown in the Portfolios' financial statements which are included elsewhere in this report.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
 (4) The expense ratios for the year ended August 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before August 31, 1995 have not been adjusted to reflect this change.

                       See notes to financial statements

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                   MARATHON MISSOURI FUND                               MARATHON NORTH CAROLINA FUND
                       -----------------------------------------------     ------------------------------------------------------
                                         YEAR ENDED                                              YEAR ENDED
                       -----------------------------------------------     ------------------------------------------------------
                               AUGUST 31,              SEPTEMBER 30,                  AUGUST 31,                 SEPTEMBER 30,
                       ---------------------------   -----------------     ---------------------------------   ------------------
                        1996      1995     1994***    1993     1992**        1996       1995        1994***      1993     1992++
                       -------   -------   -------   -------   -------     --------   --------      --------   --------   -------
NET ASSET VALUE,
 beginning of year     $10.510   $10.240   $11.250   $10.400   $10.000     $  9.960   $  9.970      $ 10.940   $ 10.300   $10.000
                       -------   -------   -------   -------   -------     --------   --------      --------   --------   -------
INCOME (LOSS) FROM
  OPERATIONS:
  Net investment
    income             $ 0.476   $ 0.477   $ 0.423   $ 0.470   $ 0.200     $  0.452   $  0.466      $  0.423   $  0.468   $ 0.456
  Net realized and
    unrealized gain
    (loss)
    on investments       0.003     0.289    (0.904)    1.005     0.455        0.026      0.011+++     (0.895)     0.794     0.423+++
                       -------   -------   -------   -------   -------     --------   --------      --------   --------   -------
      Total income
        (loss) from
        operations     $ 0.479   $ 0.766   $(0.481)  $ 1.475   $ 0.655     $  0.478   $  0.477      $ (0.472)  $  1.262   $ 0.879
                       -------   -------   -------   -------   -------     --------   --------      --------   --------   -------
LESS DISTRIBUTIONS:
  From net investment
    income             $(0.476)  $(0.477)  $(0.423)  $(0.470)  $(0.200)    $ (0.455)  $ (0.466)     $ (0.423)  $ (0.468)  $(0.456)
  In excess of net
    investment income   (0.003)   (0.019)   (0.084)   (0.128)   (0.055)      (0.013)    (0.021)       (0.075)    (0.120)   (0.123)
  In excess of net
    realized gain on
    investment
    transactions         --        --       (0.022)   (0.027)    --           --         --            --        (0.034)    --
                       -------   -------   -------   -------   -------     --------   --------      --------   --------   -------
      Total
        distributions  $(0.479)  $(0.496)  $(0.529)  $(0.625)  $(0.255)    $ (0.468)  $ (0.487)     $ (0.498)  $ (0.622)  $(0.579)
                       -------   -------   -------   -------   -------     --------   --------      --------   --------   -------
NET ASSET VALUE, end
  of year              $10.510   $10.510   $10.240   $11.250   $10.400     $  9.970   $  9.960      $  9.970   $ 10.940   $10.300
                       =======   =======   =======   =======   =======     ========   ========      ========   ========   =======
TOTAL RETURN (3)         4.60%     7.82%   (4.33)%    14.66%     6.33%        4.83%      5.03%       (4.40)%     12.69%     8.75%
RATIOS/SUPPLEMENTAL
  DATA*:
  Net assets, end of
    year (000 omitted) $82,385   $89,811   $91,227   $76,653   $25,225     $169,889   $188,450      $192,667   $173,828   $71,733
  Ratio of net
    expenses to
    average daily net
    assets (1)(4)        1.56%     1.53%     1.49%+    1.52%     1.32%+       1.59%      1.51%         1.42%+     1.52%     1.35%+
  Ratio of net
    expenses to
    average daily net
    assets after
    custodian fee
    reduction (1)        1.54%     --        --        --        --           1.54%      --            --         --        --
  Ratio of net
    investment income
    to average daily
    net assets           4.47%     4.72%     4.30%+    4.23%     4.31%+       4.47%      4.78%         4.43%+     4.34%     4.54%+
PORTFOLIO TURNOVER (2)   --        --        --          14%       21%        --         --            --           16%       52%

* For the year ended September 30, 1993 and for the period from the start of business, May 1, 1992, to September 30, 1992 (for Marathon Missouri Fund), and for the period from the start of business, October 23, 1991, to September 30, 1992 (for Marathon North Carolina Fund), the operating expenses of the Funds and the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME
  PER SHARE                                           $0.467    $0.192                                                     $0.434
                                                       =====     =====                                                      =====
RATIOS(As a percentage
      of average daily
      net assets):
  Expenses (1)                                         1.55%     1.49%+                                                     1.57%+
  Net investment
    income                                             4.20%     4.14%+                                                     4.32%+
  ** For the period from the start of business, May 1, 1992, to September 30, 1992.
 *** For the eleven months ended August 31, 1994.
   + Annualized.
  ++ For the period from the start of business, October 23, 1991, to September 30, 1992.
 +++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
 (1) Includes each Fund's share of its corresponding Portfolio's allocated expenses subsequent to February 1, 1993.
 (2) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of their investable assets to their respective Portfolios is shown in the Portfolios' financial statements which are included elsewhere in this report.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
 (4) The expense ratios for the year ended August 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before August 31, 1995 have not been adjusted to reflect this change.

                       See notes to financial statements

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                             MARATHON OREGON FUND                            MARATHON SOUTH CAROLINA FUND
                              ---------------------------------------------------     -------------------------------------------
                                                  YEAR ENDED                                          YEAR ENDED
                              ---------------------------------------------------     -------------------------------------------
                                        AUGUST 31,               SEPTEMBER 30,                AUGUST 31,            SEPTEMBER 30,
                              ------------------------------   ------------------     ---------------------------   -------------
                                1996       1995     1994***      1993     1992**       1996      1995     1994***      1993++
                              --------   --------   --------   --------   -------     -------   -------   -------   -------------
NET ASSET VALUE, beginning of
 year                         $  10.31   $ 10.090   $ 11.130   $ 10.270   $10.000     $10.000   $ 9.940   $10.890      $10.000
                              --------   --------   --------   --------   -------     -------   -------   -------      -------
INCOME (LOSS) FROM
  OPERATIONS:
  Net investment income       $  0.450   $  0.455   $  0.415   $  0.459   $ 0.351     $ 0.467   $ 0.460   $ 0.408      $ 0.461
  Net realized and unrealized
    gain
    (loss) on investments       (0.061)     0.241     (0.869)     0.983     0.368       0.021     0.071    (0.870)       0.986
                              --------   --------   --------   --------   -------     -------   -------   -------      -------
      Total income (loss)
        from operations       $  0.389   $  0.696   $ (0.454)  $  1.442   $ 0.719     $ 0.488   $ 0.531   $(0.462)     $ 1.447
                              --------   --------   --------   --------   -------     -------   -------   -------      -------
LESS DISTRIBUTIONS:
  From net investment income  $ (0.457)  $ (0.455)  $ (0.415)  $ (0.459)  $(0.351)    $(0.468)  $(0.460)  $(0.408)     $(0.461)
  In excess of net investment
    income                      (0.002)    (0.021)    (0.078)    (0.117)   (0.098)      --       (0.011)   (0.080)      (0.096)
  From net realized gain on
    investment transactions      --         --        (0.093)    (0.006)    --          --        --        --          --
                              --------   --------   --------   --------   -------     -------   -------   -------      -------
      Total distributions     $ (0.459)  $ (0.476)  $ (0.586)  $ (0.582)  $(0.449)    $(0.468)  $(0.471)  $(0.488)     $(0.557)
                              --------   --------   --------   --------   -------     -------   -------   -------      -------
NET ASSET VALUE, end of year  $ 10.240   $ 10.310   $ 10.090   $ 11.130   $10.270     $10.020   $10.000   $ 9.940      $10.890
                              ========   ========   ========   ========   =======     =======   =======   =======      =======
TOTAL RETURN (3)                 3.80%      7.22%    (4.21)%     14.47%     7.10%       4.92%     5.64%   (4.33)%       14.50%
RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of year
    (000 omitted)             $128,580   $145,056   $151,127   $128,229   $41,703     $57,217   $59,955   $59,878      $43,169
  Ratio of net expenses to
    average daily
    net assets (1)(4)            1.56%      1.53%      1.43%+     1.55%     1.47%+      1.60%     1.49%     1.36%+       1.07%+
  Ratio of net expenses to
    average daily
    net assets after
    custodian fee reduction
    (1)                          1.53%      --         --         --        --          1.58%     --        --          --
  Ratio of net investment
    income to
    average daily net assets     4.33%      4.59%      4.28%+     4.22%     4.27%+      4.60%     4.77%     4.27%+       4.22%+
PORTFOLIO TURNOVER (2)           --         --         --           23%       44%       --        --           3%          13%

* For the period from the start of business, December 24, 1991, to September 30, 1992 (for Marathon Oregon Fund), and for the period from the start of business, October 2, 1992, to September 30, 1993 (for Marathon South Carolina
  Fund), the operating expenses of the Funds and the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER
  SHARE                                                                    $0.338                                       $0.421
                                                                            =====                                        =====
RATIOS(As a percentage of
      average daily net
      assets):
  Expenses (1)                                                              1.63%+                                        1.44%  +
  Net investment income                                                     4.11%+                                        3.85%  +
  ** For the period from the start of business, December 24, 1991, to September 30, 1992.
 *** For the eleven months ended August 31, 1994.
   + Annualized.
  ++ For the period from the start of business, October 2, 1992, to September 30, 1993.
 (1) Includes each Fund's share of its corresponding Portfolio's allocated expenses subsequent to February 1, 1993.
 (2) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of their investable assets to their respective Portfolios is shown in the Portfolios' financial statements which are included elsewhere in this report.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
 (4) The expense ratios for the year ended August 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before August 31, 1995 have not been adjusted to reflect this change.

                       See notes to financial statements

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                           MARATHON TENNESSEE FUND                                     MARATHON VIRGINIA FUND
               -----------------------------------------------      -------------------------------------------------------------
                                 YEAR ENDED                                                  YEAR ENDED
               -----------------------------------------------      -------------------------------------------------------------
                       AUGUST 31,              SEPTEMBER 30,                  AUGUST 31,                    SEPTEMBER 30,
               ---------------------------   -----------------      ------------------------------   ----------------------------
                1996      1995     1994***    1993     1992**         1996       1995     1994***      1993      1992     1991++
               -------   -------   -------   -------   -------      --------   --------   --------   --------   -------   -------
NET ASSET
 VALUE,
 beginning of
 year          $10.110   $10.020   $11.070   $10.010   $10.000      $ 10.260   $ 10.120   $ 11.060   $ 10.460   $10.200   $10.000
               -------   -------   -------   -------   -------       -------    -------    -------    -------   -------   -------
INCOME (LOSS)
 FROM
 OPERATIONS:
 Net
   investment
   income      $ 0.457   $ 0.468   $ 0.426   $ 0.466   $ 0.040      $  0.471   $  0.479   $  0.438   $  0.483   $ 0.526   $ 0.087
 Net realized
   and
   unrealized
   gain (loss)
   on
   investments   0.059     0.115    (0.848)    1.158     0.027+++      0.006      0.161     (0.864)     0.762     0.385     0.220+++
               -------   -------   -------   -------   -------       -------    -------    -------    -------   -------   -------
     Total
       income
       (loss)
       from
    operations $ 0.516   $ 0.583   $(0.422)  $ 1.624   $ 0.067      $  0.477   $  0.640   $ (0.426)  $  1.245   $ 0.911   $ 0.307
               -------   -------   -------   -------   -------       -------    -------    -------    -------   -------   -------
LESS
DISTRIBUTIONS:
 From net
   investment
   income      $(0.475)  $(0.468)  $(0.426)  $(0.466)  $(0.040)     $ (0.471)  $ (0.479)  $ (0.438)  $ (0.483)  $(0.526)  $(0.087)
 In excess of
   net
   investment
   income       (0.001)   (0.025)   (0.071)   (0.098)   (0.017)       (0.006)    (0.021)    (0.076)    (0.130)   (0.120)   (0.020)
 From net
   realized
   gain on
   investment
  transactions      --        --    (0.094)       --        --            --         --         --     (0.022)   (0.005)       --
 In excess of
   net
   realized
   gain on
   investment
  transactions      --        --    (0.037)       --        --            --         --         --     (0.010)       --        --
               -------   -------   -------   -------   -------       -------    -------    -------    -------   -------   -------
     Total
 distributions $(0.476)  $(0.493)  $(0.628)  $(0.564)  $(0.057)     $ (0.477)  $ (0.500)  $ (0.514)  $ (0.645)  $(0.651)  $(0.107)
               -------   -------   -------   -------   -------       -------    -------    -------    -------   -------   -------
NET ASSET
 VALUE, end of
 year          $10.150   $10.110   $10.020   $11.070   $10.010      $ 10.260   $ 10.260   $ 10.120   $ 11.060   $10.460   $10.200
               =======   =======   =======   =======   =======       =======    =======    =======    =======   =======   =======
TOTAL RETURN
 (3)             5.16%     6.12%   (3.93)%    16.97%     0.01%         4.67%      6.62%     (3.95%)    12.33%     9.16%     2.82%
RATIOS/SUPPLEMENTAL
 DATA*:
 Net assets,
   end of year
   (000
   omitted)    $54,533   $57,484   $55,379   $39,648   $ 3,475      $175,918   $189,535   $193,420   $175,426   $72,629   $11,081
 Ratio of net
   expenses to
   average
   daily net
   assets
   (1)(4)        1.53%     1.47%     1.37%+    1.30%     1.00%+        1.56%      1.50%      1.44%+     1.52%     1.36%     1.27%+
 Ratio of net
   expenses to
   average
   daily net
   assets
   after
   custodian
   fee
   reduction
   (1)           1.51%        --        --        --        --         1.53%         --         --         --        --        --
 Ratio of net
   investment
   income to
   average
   daily net
   assets        4.45%     4.77%     4.44%+    4.24%     2.91%+        4.52%      4.81%      4.51%+     4.42%     4.86%     4.47%+
PORTFOLIO
 TURNOVER (2)       --        --        --       28%        0%            --         --         --        27%       85%       10%

* For the year ended September 30, 1993 and for the period from the start of business, August 25, 1992, to September 30, 1992 (for Marathon Tennessee
  Fund), and for the year ended September 30, 1992 and for the period from the start of business, July 26, 1991, to September 30, 1991 (for Marathon Virginia
  Fund), the operating expenses of the Funds and the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT
 INCOME PER
 SHARE                                        $0.432    $0.025                                                   $0.501    $0.079
                                              ======    ======                                                    =====    ======

RATIOS(As a
    percentage
      of
      average
      daily
      net
      assets):
 Expenses
   (1)(4)                                      1.61%     2.10%+                                                   1.59%     1.68%+
 Net
investment
income                                         3.93%     1.81%+                                                   4.63%     4.06%+
  ** For the period from the start of business, August 25, 1992, to September 30, 1992.
 *** For the eleven months ended August 31, 1994.
   + Annualized.
  ++ For the period from the start of business, July 26, 1991, to September 30, 1991.
 +++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
 (1) Includes each Fund's share of its corresponding Portfolio's allocated expenses subsequent to February 1, 1993.
 (2) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of their investable assets to their respective Portfolios is shown in the Portfolios' financial statements which are included elsewhere in this report.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
 (4) The expense ratios for the year ended August 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before August 31, 1995 have not been adjusted to reflect this change.

                       See notes to financial statements

--------------------------------------------------------------------------------

                         Notes to Financial Statements

--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of sixty-three Funds, twelve of the non-diversified funds are included in these financial statements. They include EV Marathon Alabama Municipals Fund ("Marathon Alabama Fund"), EV Marathon Arkansas Municipals Fund ("Marathon Arkansas Fund"), EV Marathon Georgia Municipals Fund ("Marathon Georgia Fund"), EV Marathon Kentucky Municipals Fund ("Marathon Kentucky Fund"), EV Marathon Louisiana Municipals Fund ("Marathon Louisiana Fund"), EV Marathon Maryland Municipals Fund ("Marathon Maryland Fund"), EV Marathon Missouri Municipals Fund ("Marathon Missouri Fund"), EV Marathon North Carolina Municipals Fund ("Marathon North Carolina Fund"), EV Marathon Oregon Municipals Fund ("Marathon Oregon Fund"), EV Marathon South Carolina Municipals Fund ("Marathon South Carolina Fund"), EV Marathon Tennessee Municipals Fund ("Marathon Tennessee Fund") and EV Marathon Virginia Municipals Fund ("Marathon Virginia Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. The Marathon Alabama Fund invests its assets in the Alabama Municipals Portfolio, the Marathon Arkansas Fund invests its assets in the Arkansas Municipals Portfolio, the Marathon Georgia Fund invests its assets in the Georgia Municipals Portfolio, the Marathon Kentucky Fund invests its assets in the Kentucky Municipals Portfolio, the Marathon Louisiana Fund invests its assets in the Louisiana Municipals Portfolio, the Marathon Maryland Fund invests its assets in the Maryland Municipals Portfolio, the Marathon Missouri Fund invests its assets in the Missouri Municipals Portfolio, the Marathon North Carolina Fund invests its assets in the North Carolina Municipals Portfolio, the Marathon Oregon Fund invests its assets in the Oregon Municipals Portfolio, the Marathon South Carolina Fund invests its assets in the South Carolina Municipals Portfolio, the Marathon Tennessee Fund invests its assets in the Tennessee Municipals Portfolio and the Marathon Virginia Fund invests its assets in the Virginia Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (94.2%, 98.6%, 98.5%, 99.1%, 94.4%, 99.1%, 97.2%,
91.1%, 99.4%, 98.5%, 97.6% and 99.4%, at August 31, 1996, for the Marathon
Alabama Fund, Marathon Arkansas Fund, Marathon Georgia Fund, Marathon Kentucky Fund, Marathon Louisiana Fund, Marathon Maryland Fund, Marathon Missouri Fund, Marathon North Carolina Fund, Marathon Oregon Fund, Marathon South Carolina Fund, Marathon Tennessee Fund and Marathon Virginia Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION--Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. INCOME--Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES--Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1996, the Funds, for federal income tax purposes had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The amounts and expiration dates of the capital loss carryovers are as follows:

            FUND                   AMOUNT            EXPIRES
-----------------------------    ----------     ------------------
Marathon Alabama Fund            $  826,540        August 31, 2004
                                  1,877,237        August 31, 2003
                                    362,951        August 31, 2002
                                      1,050     September 30, 2000
Marathon Arkansas Fund            1,802,164        August 31, 2004
                                    561,676        August 31, 2003
                                    241,061        August 31, 2002
Marathon Georgia Fund             6,622,861        August 31, 2004
                                  1,197,263        August 31, 2003
                                    151,432        August 31, 2002
Marathon Kentucky Fund            2,909,053        August 31, 2004
                                  1,058,248        August 31, 2003
Marathon Louisiana Fund           1,622,700        August 31, 2004
                                    278,670        August 31, 2003
Marathon Maryland Fund            1,308,929        August 31, 2004
                                  1,208,914        August 31, 2003
Marathon Missouri Fund            1,702,533        August 31, 2004
                                    435,519        August 31, 2003
Marathon North Carolina Fund      8,163,670        August 31, 2004
                                  4,191,384        August 31, 2003
                                    451,305        August 31, 2002
                                     63,556     September 30, 2001
Marathon Oregon Fund              4,197,676        August 31, 2004
                                    468,881        August 31, 2003
Marathon South Carolina Fund      2,757,057        August 31, 2004
                                  1,317,687        August 31, 2003
                                     74,010        August 31, 2002
Marathon Tennessee Fund           1,694,580        August 31, 2004
                                    195,240        August 31, 2003
Marathon Virginia Fund            7,497,842        August 31, 2004
                                  2,423,778        August 31, 2003

Additionally, at August 31, 1996, net capital losses of $980,152, $207,394 and $608,261 for the Marathon Kentucky Fund, Marathon Louisiana Fund, and Marathon Oregon Fund, respectively, attributable to security transactions incurred after October 31, 1995, are treated as arising on the first day of the Funds' next taxable year.

Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

D. DEFERRED ORGANIZATION EXPENSES--Costs incurred by each Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

E. EXPENSE REDUCTION--Investors Bank & Trust Company (IBT), serves as custodian to the Funds and the Portfolios. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of expenses in the statements of operations.

F. USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. OTHER--Investment transactions are accounted for on a trade date basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(2) DISTRIBUTIONS TO SHAREHOLDERS

The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of a Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholders, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended August 31, 1996, the following reclassifications were made due to permanent differences between book and tax accounting for certain distributions related to capital gains:

                                                                                   MARATHON
                                                                    MARATHON        NORTH         MARATHON
                                                                    LOUISIANA      CAROLINA       VIRGINIA
                                                                      FUND           FUND           FUND
                                                                    --------       --------       --------
INCREASE/(DECREASE)
  Accumulated net realized loss on investment and
     financial futures transactions                                   2,987          2,827         22,985
  Accumulated distributions in excess of net investment
     income                                                           --             --              (250 )
  Paid-in capital                                                    (2,987)        (2,827)       (22,735 )

The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1997 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.
--------------------------------------------------------------------------------
(3) SHARES OF BENEFICIAL INTEREST

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                MARATHON ALABAMA                      MARATHON ARKANSAS
                                                      FUND                                  FUND
                                          -----------------------------         -----------------------------
                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                          AUGUST 31,         AUGUST 31,         AUGUST 31,         AUGUST 31,
                                             1996               1995               1996               1995
                                          ----------         ----------         ----------         ----------
Sales                                       391,938          1,241,529            274,418            685,186
Issued to shareholders electing to
  receive payments of distributions in
  Fund shares                               241,707            262,695            159,265            189,639
Redemptions                               (1,321,649)        (1,432,449)        (1,168,773)        (1,116,643)
                                          ----------         ----------         ----------         ----------
       Net increase (decrease)             (688,004 )           71,775           (735,090 )         (241,818 )
                                          =============      =============      =============      =============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                MARATHON GEORGIA                      MARATHON KENTUCKY
                                                      FUND                                  FUND
                                          -----------------------------         -----------------------------
                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                          AUGUST 31,         AUGUST 31,         AUGUST 31,         AUGUST 31,
                                             1996               1995               1996               1995
                                          ----------         ----------         ----------         ----------
Sales                                       373,857          1,118,366            561,028          1,296,010
Issued to shareholders electing to
  receive payments of distributions in
  Fund shares                               244,086            319,177            332,092            383,359
Redemptions                               (1,990,386)        (2,878,588)        (2,048,388)        (1,763,810)
                                          ----------         ----------         ----------         ----------
       Net decrease                       (1,372,443)        (1,441,045)        (1,155,268)          (84,441 )
                                          =============      =============      =============      =============

                                               MARATHON LOUISIANA                     MARATHON MARYLAND
                                                      FUND                                  FUND
                                          -----------------------------         -----------------------------
                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                          AUGUST 31,         AUGUST 31,         AUGUST 31,         AUGUST 31,
                                             1996               1995               1996               1995
                                          ----------         ----------         ----------         ----------
Sales                                       395,341            537,770            812,572          1,391,822
Issued to shareholders electing to
  receive payments of distributions
  in Fund shares                             77,363             80,245            271,666            298,558
Redemptions                                (350,233 )         (327,579 )        (1,603,403)        (2,153,497)
                                          ----------         ----------         ----------         ----------
       Net increase (decrease)              122,471            290,436           (519,165 )         (463,117 )
                                          =============      =============      =============      =============

                                                MARATHON MISSOURI                  MARATHON NORTH CAROLINA
                                                      FUND                                  FUND
                                          -----------------------------         -----------------------------
                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                          AUGUST 31,         AUGUST 31,         AUGUST 31,         AUGUST 31,
                                             1996               1995               1996               1995
                                          ----------         ----------         ----------         ----------
Sales                                       356,070            712,633            703,283          1,686,102
Issued to shareholders electing to
  receive payments of distributions
  in Fund shares                             185,830            219,344            412,501            479,532
Redemptions                               (1,244,942)        (1,297,726)        (2,988,053)        (2,567,819)
                                          ----------         ----------         ----------         ----------
       Net decrease                        (703,042 )         (365,749 )        (1,872,269)         (402,185 )
                                          =============      =============      =============      =============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                 MARATHON OREGON                   MARATHON SOUTH CAROLINA
                                                      FUND                                  FUND
                                          -----------------------------         -----------------------------
                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                          AUGUST 31,         AUGUST 31,         AUGUST 31,         AUGUST 31,
                                             1996               1995               1996               1995
                                          ----------         ----------         ----------         ----------
Sales                                       490,291          1,131,231            462,452            884,786
Issued to shareholders electing to
  receive payments of distributions
  in Fund shares                             332,112            397,878            119,696            134,341
Redemptions                               (2,346,208)        (2,436,297)         (870,124 )        (1,047,426)
                                          ----------         ----------         ----------         ----------
       Net decrease                       (1,523,805)         (907,188 )         (287,976 )          (28,299 )
                                          =============      =============      =============      =============

                                               MARATHON TENNESSEE                     MARATHON VIRGINIA
                                                      FUND                                  FUND
                                          -----------------------------         -----------------------------
                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                          AUGUST 31,         AUGUST 31,         AUGUST 31,         AUGUST 31,
                                             1996               1995               1996               1995
                                          ----------         ----------         ----------         ----------
Sales                                       334,666            754,435            770,506          2,254,165
Issued to shareholders electing to
  receive payments of distributions
  in Fund shares                            130,351            144,886            419,968            501,177
Redemptions                                (779,131 )         (743,561 )        (2,518,984)        (3,388,505)
                                          ----------         ----------         ----------         ----------
       Net increase (decrease)             (314,114 )          155,760          (1,328,510)         (633,163 )
                                          =============      =============      =============      =============

--------------------------------------------------------------------------------

(4) TRANSACTIONS WITH AFFILIATES

Eaton Vance Management (EVM) serves as the administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of these organizations. Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of the investment adviser fee earned by BMR.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(5) DISTRIBUTION PLAN

Each Fund has adopted a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of each Fund's daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces the Fund's net assets. For the year ended August 31, 1996, Marathon Alabama Fund, Marathon Arkansas Fund, Marathon Georgia Fund, Marathon Kentucky Fund, Marathon Louisiana Fund, Marathon Maryland Fund, Marathon Missouri Fund, Marathon North Carolina Fund, Marathon Oregon Fund, Marathon South Carolina Fund, Marathon Tennessee Fund and Marathon Virginia Fund, paid or accrued $805,078, $585,185, $869,639, $1,040,081, $247,330, $852,487, $657,054,
$1,373,171, $1,047,054, $452,132, $425,503 and $1,402,507, respectively, to or payable to EVD, representing 0.75% of average daily net assets. At August 31, 1996, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Marathon Alabama Fund, Marathon Arkansas Fund, Marathon Georgia Fund, Marathon Kentucky Fund, Marathon Louisiana Fund, Marathon Maryland Fund, Marathon Missouri Fund, Marathon North Carolina Fund, Marathon Oregon Fund, Marathon South Carolina Fund, Marathon Tennessee Fund and Marathon Virginia Fund were approximately $3,631,000, $2,777,000, $3,759,000, $4,511,000, $1,362,000,
$3,946,000, $2,856,000, $5,905,000, $4,465,000, $2,245,000, $2,037,000 and
$5,877,000, respectively.

In addition, the Plans authorize the Funds to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.20% per annum of each Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. For the year ended August 31, 1996, Marathon Alabama Fund, Marathon Arkansas Fund, Marathon Georgia Fund, Marathon Kentucky Fund, Marathon Louisiana Fund, Marathon Maryland Fund, Marathon Missouri Fund, Marathon North Carolina Fund, Marathon Oregon Fund, Marathon South Carolina Fund, Marathon Tennessee Fund and Marathon Virginia Fund paid or accrued service fees to or payable to EVD in the amount of $188,442, $130,268, $196,317, $244,894, $56,538, $185,757, $150,023, $328,294, $236,226, $99,151, $92,921 and
$317,860, respectively. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and authorized firms are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Certain officers and Trustees of the Fund are officers or directors of EVD.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(6) CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (See Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $363,000, $312,000, $475,000, $532,000,
$88,000, $445,000, $304,000, $742,000, $645,000, $226,000, $214,000 and $604,000
of CDSC paid by shareholders of Marathon Alabama Fund, Marathon Arkansas Fund, Marathon Georgia Fund, Marathon Kentucky Fund, Marathon Louisiana Fund, Marathon Maryland Fund, Marathon Missouri Fund, Marathon North Carolina Fund, Marathon Oregon Fund, Marathon South Carolina Fund, Marathon Tennessee Fund and Marathon Virginia Fund, respectively, for the year ended August 31, 1996.

--------------------------------------------------------------------------------

(7) INVESTMENT TRANSACTIONS

Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended August 31, 1996 were as follows:

                                                 MARATHON           MARATHON           MARATHON          MARATHON
                                                 ALABAMA            ARKANSAS           GEORGIA           KENTUCKY
                                                   FUND               FUND               FUND              FUND
                                               ------------       ------------       ------------       -----------
Increases                                      $  5,044,395       $  2,955,286       $ 4,234,464        $ 6,172,426
Decreases                                        18,039,671         14,942,420        24,373,109         25,650,196

                                                                                                         MARATHON
                                                 MARATHON           MARATHON           MARATHON            NORTH
                                                LOUISIANA           MARYLAND           MISSOURI          CAROLINA
                                                   FUND               FUND               FUND              FUND
                                               ------------       ------------       ------------       -----------
Increases                                      $  4,328,268       $  8,943,513       $ 3,917,640        $ 7,646,148
Decreases                                         5,007,024         20,622,013        16,092,754         37,042,872

                                                                    MARATHON
                                                 MARATHON            SOUTH             MARATHON          MARATHON
                                                  OREGON            CAROLINA          TENNESSEE          VIRGINIA
                                                   FUND               FUND               FUND              FUND
                                               ------------       ------------       ------------       -----------
Increases                                      $  5,514,182       $  4,887,283       $ 3,619,285        $ 8,701,044
Decreases                                        28,955,747         11,235,862        10,026,278         33,152,364

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          Independent Auditors' Report

--------------------------------------------------------------------------------
TO THE TRUSTEES AND SHAREHOLDERS OF EATON VANCE MUNICIPALS TRUST:

We have audited the accompanying statements of assets and liabilities of EV Marathon Alabama Municipals Fund, EV Marathon Arkansas Municipals Fund, EV Marathon Georgia Municipals Fund, EV Marathon Kentucky Municipals Fund, EV Marathon Louisiana Municipals Fund, EV Marathon Maryland Municipals Fund, EV Marathon Missouri Municipals Fund, EV Marathon North Carolina Municipals Fund, EV Marathon Oregon Municipals Fund, EV Marathon South Carolina Municipals Fund, EV Marathon Tennessee Municipals Fund and EV Marathon Virginia Municipals Fund (the Funds) (certain of the series of Eaton Vance Municipals Trust) as of August 31, 1996, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years ended August 31, 1996 and 1995 and the financial highlights for each of the years in the five-year period ended August 31, 1996 and the period from the start of business to September 30, 1991 for the EV Marathon Virginia Municipals Fund. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned funds of Eaton Vance Municipals Trust at August 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                                           DELOITTE & TOUCHE LLP
BOSTON, MASSACHUSETTS
OCTOBER 1, 1996

--------------------------------------------------------------------------------

                          Alabama Municipals Portfolio
                   Portfolio of Investments - August 31, 1996
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)  SECURITY                 VALUE
-------------------------------------------------------------
                              ELECTRIC
                              UTILITIES - 1.6%
Baa1      BBB+       $  180   Puerto Rico Electric
                              Power Authority, 7.00%,
                              7/1/07                   $    191,696
Baa1      BBB+          500   Puerto Rico Electric
                              Power Authority, 6.375%,
                              7/1/24                        511,845
Baa1      BBB+        1,000   Puerto Rico Electric
                              Power Authority, 6.00%,
                              7/1/10                      1,003,750
                                                       ------------
                                                       $  1,707,291
                                                       ------------
                              ESCROWED - 5.5%
NR        AA         $  500   Birmingham, Alabama
                              Improvement Warrants,
                              6.60%, 7/1/17            $    546,590
NR        BBB         2,000   Gadsen East, Alabama
                              Medical Clinic Board
                              (Baptist Hospital),
                              7.80%, 11/1/21              2,300,300
NR        BBB           350   Gadsen East, Alabama
                              Medical Clinic Board
                              (Baptist Hospital),
                              7.60%, 11/1/08                399,392
A         NR            250   Montgomery, Alabama
                              (Jackson Hospital),
                              7.00%, 3/1/15                 277,197
Baa1      A-            320   Puerto Rico Electric
                              Power, 7.00%, 7/1/07          346,784
Aaa       AAA           250   Tuscaloosa, Alabama
                              Limited
                              Obligation-Capital
                              Outlay Warrants (AMBAC),
                              6.50%, 2/1/15                 264,235
Aa        NR          1,600   University of Alabama-
                              Birmingham Medical &
                              Educational Foundation
                              Housing, 7.00%, 12/1/19     1,743,312
                                                       ------------
                                                       $  5,877,810
                                                       ------------
                              GENERAL OBLIGATIONS - 2.2%
A1        AA         $1,000   Birmingham, Alabama
                              U.T.G.O., 5.75%, 6/1/16  $    979,110
Baa1      A           1,000   Puerto Rico General
                              Obligation, 6.50%,
                              7/1/23                      1,055,580
NR        NR            250   Virgin Islands, 7.25%,
                              10/1/18                       263,378
                                                       ------------
                                                       $  2,298,068
                                                       ------------
                              HOSPITALS - 14.0%
Aa        AA         $2,250   Alabama Special Care
                              (Daughters of Charity),
                              5.00%, 11/1/25           $  1,922,558
NR        BBB         3,000   Alexander, Alabama
                              Special Care (Russell
                              Hospital),
                              6.00%, 12/1/22              2,762,550
Baa       BBB-        1,000   Baldwin, Alabama (Thomas
                              Hospital), 6.75%, 4/1/21      986,950

Baa       NR          1,000   Cullman, Alabama Medical
                              Clinic Board (Cullman
                              Regional Medical
                              Center), 6.50%, 2/15/23       971,700
Baa1      NR          2,000   Jasper, Alabama Medical
                              Clinic Board (Walker
                              Regional Medical
                              Center), 6.40%, 7/1/11      1,988,420
Baa1      NR          3,550   Jasper, Alabama Medical
                              Clinic Board (Walker
                              Regional Medical
                              Center), 6.375%, 7/1/18
                              (2)                         3,453,901
Baa       BBB         2,000   Marshall, Alabama (Boaz-
                              Albertville Medical
                              Center), 7.00%, 1/1/20      2,004,080
A         A             745   Montgomery, Alabama
                              Medical Clinic Board
                              (Jackson Hospital),
                              7.00%, 3/1/15                 773,630
                                                       ------------
                                                       $ 14,863,789
                                                       ------------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE/POLLUTION
                              CONTROL REVENUE - 12.9%
Baa1      BBB        $1,200   Courtland, Alabama
                              (Champion International
                              Corporation), 7.20%,
                              12/1/13                  $  1,290,228
Baa1      BBB           800   Courtland, Alabama
                              (Champion International
                              Corporation) (AMT),
                              7.00%, 6/1/22                 830,800
Baa1      BBB         2,000   Courtland, Alabama
                              (Champion International
                              Corporation) (AMT),
                              6.50%, 9/1/25               1,951,600
Baa3      BBB-        2,000   Mobile, Alabama (Mobile
                              Energy), 6.95%, 1/1/20      2,057,560
A2        NR          1,000   PR IM&E (American Home
                              Products), 5.10%,
                              12/1/18                       894,690
Baa3      BB+         1,000   Puerto Rico Port
                              Authority (American
                              Airlines) (AMT), 6.30%,
                              6/1/23                        999,870
Baa3      BB+         2,780   Puerto Rico Port
                              Authority (American
                              Airlines) (AMT), 6.25%,
                              6/1/26                      2,761,068
A3        A-          1,000   Selma, Alabama
                              (International Paper
                              Oil) (AMT), 6.00%,
                              12/1/17                       959,370
A2        A+          2,000   Tallahasse, Alabama
                              (United Tech), 6.10%,
                              8/1/14                      1,989,080
                                                       ------------
                                                       $ 13,734,266
                                                       ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)  SECURITY                 VALUE
-------------------------------------------------------------
                              INSURED EDUCATION - 8.7%
Aaa       AAA        $1,000   Alabama A&M University
                              (MBIA), 6.375%, 11/1/09  $  1,059,930
Aaa       AAA         1,770   Alabama A&M University
                              (MBIA), 5.75%, 11/1/14      1,756,052
Aaa       Aaa         2,000   Alabama State University
                              Tuition & Fee (MBIA),
                              5.80%, 12/1/20              1,939,080
Aaa       AAA         4,000   University of Alabama
                              Student Housing (MBIA),
                              5.00%, 6/1/16               3,587,400
Aaa       AAA         1,000   University of South
                              Alabama Tuition (AMBAC),
                              5.00%, 11/15/15               903,720
                                                       ------------
                                                       $  9,246,182
                                                       ------------
                              INSURED ELECTRIC UTILITIES - 8.8%
Aaa       AAA        $1,500   Athens, Alabama Electric
                              (MBIA), 6.00%, 6/1/25    $  1,506,900
Aaa       AAA         3,000   Columbia, Alabama IDB
                              (AL Power) (AMBAC),
                              6.50%, 9/1/23               3,109,470
Aaa       AAA         2,500   Dekalb & Cherokee,
                              Alabama Gas District
                              (AMBAC), 5.50%, 3/1/21      2,380,600
Aaa       AAA           250   Puerto Rico Electric
                              Power Authority
                              (STRIPES) (FSA),
                              Variable, 7/1/03 (1)          268,683
Aaa       AAA         2,000   Wilsonville, Alabama PCR
                              (MBIA), 6.75%, 2/1/15       2,120,720
                                                       ------------
                                                       $  9,386,373
                                                       ------------
                              INSURED GENERAL
                              OBLIGATIONS - 8.2%
Aaa       AAA        $  500   Fairfield City, Alabama
                              (AMBAC), 6.30%, 6/1/22   $    518,505
Aaa       AAA         2,065   Hoover, Alabama Warrants
                              (AMBAC), 5.00%, 3/1/20      1,825,584
Aaa       AAA         1,000   Huntsville, Alabama
                              Public Building
                              Authority (MBIA), 6.00%,
                              10/1/25                     1,004,760
Aaa       AAA         3,250   Madison, Alabama School
                              Warrants (MBIA), 6.00%,
                              2/1/24                      3,301,090
Aaa       AAA         1,535   North Port, Alabama
                              (AMBAC), 5.70%, 3/1/21      1,483,915
Aaa       AAA           500   Troy City, Alabama
                              (CAPG), 6.60%, 6/1/12         534,835
                                                       ------------
                                                       $  8,668,689
                                                       ------------
                              INSURED HEALTH CARE - 2.0%
Aaa       AAA        $2,000   Huntsville, Alabama
                              Health Care Facilities
                              (MBIA), 6.50%, 6/1/13    $  2,110,440
                                                       ------------
                              INSURED HOSPITAL - 1.3%
Aaa       AAA        $1,500   University of Alabama
                              Hospital Revenue-
                              Birmingham (MBIA),
                              5.00%, 10/1/14           $  1,360,410
                                                       ------------
                              INSURED MISCELLANEOUS - 0.5%
Aaa       AAA        $1,950   Jefferson, Alabama
                              Birmingham-Jefferson
                              Civic Center (MBIA), 0%,
                              9/1/18                   $    514,722
                                                       ------------
                              INSURED PORT AUTHORITY - 4.3%
Aaa       AAA        $4,500   Alabama State Docks
                              Department (MBIA) (AMT),
                              6.30%, 10/1/21           $  4,552,830
                                                       ------------
                              INSURED SOLID WASTE - 4.4%
Aaa       AAA        $4,000   Huntsville, Alabama
                              Solid Waste Disposal
                              (FGIC) (AMT), 7.00%,
                              10/1/14                  $  4,257,520
Aaa       AAA           350   Huntsville, Alabama
                              Solid Waste Disposal
                              (FGIC) (AMT), 7.00%,
                              10/1/08                       375,841
                                                       ------------
                                                       $  4,633,361
                                                       ------------
                              INSURED WATER & SEWER - 21.0%
Aaa       AAA        $2,500   Alabama Water Pollution
                              Control Authority
                              (AMBAC), 5.00%, 8/15/15  $  2,247,925
Aaa       AAA         2,000   Bessemer, Alabama Water
                              (AMBAC), 5.75%, 7/1/26      1,944,260
Aaa       AAA         2,000   Chilton, Alabama Water
                              (AMBAC), 5.50%, 4/1/21      1,894,300
Aaa       AAA         1,000   Fort Payne, Alabama
                              Water (MBIA), 5.35%,
                              7/1/16                        937,240
Aaa       AAA         1,000   Fort Payne, Alabama
                              Water (MBIA), 5.25%,
                              7/1/26                        897,620
Aaa       AAA         1,100   Gulf Shores, Alabama
                              Water and Sewer (AMBAC),
                              6.50%, 2/1/15               1,155,066
Aaa       AAA           500   Northeast, Alabama
                              Water, Sewer and Fire
                              Protection (AMBAC),
                              5.70%, 5/1/23                 485,950
Aaa       AAA         3,075   Prichard, Alabama Water
                              and Sewer (AMBAC),
                              6.125%, 11/15/14            3,162,699
Aaa       AAA         1,400   Satsuma Alabama
                              Waterworks and Sewer
                              (MBIA), 6.00%, 7/1/25       1,406,482
Aaa       AAA         6,000   Scottsboro, Alabama
                              Water, Sewer and Gas
                              (AMBAC), 6.50%, 12/1/14     6,372,660

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)  SECURITY                 VALUE
-------------------------------------------------------------
                              INSURED WATER & SEWER - (CONTINUED)
Aaa       AAA           750   West Morgan-East
                              Lawrence, Alabama Water
                              Authority (FGIC), 6.00%,
                              5/1/22                        757,493
Aaa       AAA         1,000   West Morgan-East
                              Lawrence, Alabama Water
                              Authority (FSA), 6.85%,
                              8/15/25                     1,078,460
                                                       ------------
                                                       $ 22,340,155
                                                       ------------
                              LEASE - 0.4%
NR        BBB        $  500   PR ITEM Guaynabo Lease,
                              5.625%, 7/1/22           $    451,885
                                                       ------------
                              MISCELLANEOUS - 0.1%
A         A          $  100   Tennessee Valley,
                              Alabama Exhibit
                              Commission, 6.70%,
                              6/1/10                   $    106,933
                                                       ------------
                              NURSING HOMES - 0.9%
NR        NR         $  325   Fairhope Alabama Midtown
                              Medical Clinic Board
                              (Beverly Enterprises),
                              6.375%, 6/1/09           $    308,802
NR        NR            670   Mobile Alabama Midtown
                              Medical Clinic Board
                              (Beverly Enterprises),
                              7.00%, 4/1/07                 666,496
                                                       ------------
                                                       $    975,298
                                                       ------------
                              TRANSPORTATION - 1.9%
NR        BBB        $2,000   Guam Airport Authority
                              (AMT), 6.70%, 10/1/23    $  2,020,140
                                                       ------------
                              WATER & SEWER - 1.3%
NR        NR         $1,500   Moulton City, Alabama
                              Water, 6.30%, 1/1/18     $  1,424,250
                                                       ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $103,574,803)            $106,272,892
                                                       ============

(1) Security has been issued as an inverse floater bond.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Alabama municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specified industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1996, 55.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.5% to 26.4% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------

                         Arkansas Municipals Portfolio
                   Portfolio of Investments - August 31, 1996
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)  SECURITY                  VALUE
-------------------------------------------------------------
                              EDUCATION - 4.9%
A1        NR         $1,750   University of Arkansas
                              Board of Trustees, 7.20%,
                              12/1/10 (2)               $ 1,943,515
A         NR            610   Arkansas State Student
                              Loan Authority (AMT),
                              7.25%, 6/1/09                 666,889
A         NR          1,000   Arkansas State Student
                              Loan Authority (AMT),
                              6.25%, 6/1/10                 994,420
                                                        ------------
                                                        $ 3,604,824
                                                        ------------
                              ELECTRIC UTILITIES - 9.6%
A         NR         $1,750   Conway, Arkansas
                              Electric, 5.70%, 8/1/09   $ 1,741,985
NR        BBB         1,250   Guam Power Authority,
                              5.25%, 10/1/13              1,119,875
NR        BBB         1,250   Guam Power Authority,
                              5.25%, 10/1/23              1,073,250
Baa2      BBB         1,250   Independence, Arkansas
                              PCR (AR P & L), 6.25%,
                              1/1/21                      1,231,425
Baa2      BBB-          750   Jefferson, Arkansas PCR
                              (AR P & L), 6.125%,
                              10/1/07                       750,135
Baa2      BBB           550   Jefferson, Arkansas PCR
                              (AR P & L), 6.30%, 6/1/18     555,511
Baa2      BBB           500   Pope, Arkansas PCR (AR P
                              & L), 6.30%, 12/1/16          498,240
Baa1      BBB+          500   Puerto Rico Electric
                              Power Authority, 0%,
                              7/1/17                        138,810
                                                        ------------
                                                        $ 7,109,231
                                                        ------------
                              ESCROWED - 3.6%
Aaa       AAA        $  500   Arkansas DFA Wastewater
                              System (MBIA), 7.00%,
                              6/1/14                    $   551,860
Aaa       AAA           650   Arkansas State Waste
                              Disposal and Pollution
                              Abatement U.T.G.O.,
                              6.25%, 7/1/22                 696,644
Aaa       AAA           500   Harrison, Arkansas Single
                              Family Mortgage (FGIC),
                              7.40%, 9/1/11                 571,240
Aaa       AAA           750   Puerto Rico Public
                              Buildings Authority
                              6.875%, 7/1/21                839,948
                                                        ------------
                                                        $ 2,659,692
                                                        ------------
                              GENERAL OBLIGATIONS - 4.5%
Aa        AA         $  750   Arkansas State College
                              Savings, 0%, 6/1/13       $   279,255
Aa        AA          2,750   Arkansas State College
                              Savings, 0%, 6/1/14           965,250

Aa        AA          1,000   Arkansas State College
                              Savings, 0%, 6/1/14           351,000
Baa1      A           1,000   Puerto Rico, 5.25%,
                              7/1/18                        914,990
NR        NR            750   Virgin Island, 7.25%,
                              10/1/18                       790,133
                                                        ------------
                                                        $ 3,300,628
                                                        ------------
                              HOSPITALS - 15.2%
Aa        AA         $2,750   Arkansas DFA (Sisters of
                              Mercy), 5.00%, 6/1/19     $ 2,438,920
Baa       NR            700   Baxter, Arkansas Hospital
                              Improvement, 7.25%,
                              9/1/07                        738,094
Baa       NR            750   Baxter, Arkansas Hospital
                              Improvement, 7.50%,
                              9/1/21                        795,195
NR        A+          1,125   Little Rock, Arkansas
                              (Baptist Medical Center),
                              6.80%, 11/1/05              1,240,898
NR        A+          1,750   Little Rock, Arkansas
                              (Baptist Medical Center),
                              5.50%, 9/1/15               1,659,193
NR        A           1,000   Little Rock, Arkansas
                              (Baptist Medical Center-
                              Parkway Village), 7.00%,
                              10/1/17                     1,057,190
NR        A-          2,250   Pulaski, Arkansas
                              (Children's Hospital),
                              6.20%, 3/1/22               2,247,098
A1        AA          1,000   Sebastian, Arkansas
                              (Sparks Regional Medical
                              Center), 5.60%, 4/1/06      1,019,710
                                                        ------------
                                                        $11,196,298
                                                        ------------
                              HOUSING - 11.2%
NR        AAA        $1,830   Arkansas DFA Single
                              Family Mortgage (GNMA)
                              (AMT), 5.80%, 6/1/25      $ 1,789,758
NR        AAA           725   Arkansas DFA Single
                              Family Mortgage (GNMA)
                              (AMT), 7.85%, 12/1/21         761,373
NR        AAA         3,550   Arkansas DFA Single
                              Family Mortgage
                              (GNMA/FNMA) (AMT), 6.70%,
                              7/1/27                      3,609,640
NR        AAA         1,000   Arkansas DFA Single
                              Family Mortgage (GNMA)
                              (AMT), 7.45%, 1/1/27        1,074,270
A         NR          3,000   Arkansas DFA Compound
                              Accretion, 0%, 12/1/11      1,028,430
                                                        ------------
                                                        $ 8,263,471
                                                        ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY             VALUE
-------------------------------------------------------------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE/POLLUTION CONTROL
                              REVENUE - 15.4%
Baa2      BBB        $2,350   Baxter, Arkansas IDR
                              (Aeroquip Corporation),
                              5.80%, 10/1/13            $ 2,266,082
A1        AA-         2,500   Blytheville, Arkansas
                              (Nucor Corporation)
                              (AMT), 6.90%, 12/1/21       2,622,400
A1        AA-           300   Blytheville, Arkansas
                              (Nucor Corporation)
                              (AMT), 6.375%, 1/1/23         304,116
A3        A-            745   Gurdon, Arkansas
                              (International Paper),
                              5.75%, 2/1/08                 745,410
A1        AA-         1,000   Jonesboro, Arkansas
                              (Anheuser-Busch), 6.50%,
                              11/15/12                    1,072,630
NR        A-            975   Pine Bluff, Arkansas
                              (International Paper)
                              (AMT), 5.55%, 10/1/17         914,014
A2        NR            750   Puerto Rico IM&E
                              (American Home Products),
                              5.10%, 12/1/18                671,018
Baa3      BB+         2,740   Puerto Rico Ports
                              Authority (American
                              Airlines) (AMT), 6.30%,
                              6/1/23                      2,739,644
                                                        ------------
                                                        $11,335,314
                                                        ------------
                              INSURED EDUCATION - 0.7%
Aaa       AAA        $  500   University of Central
                              Arkansas (AMBAC), 6.125%,
                              4/1/26                    $   504,300
                                                        ------------
                              INSURED ELECTRIC UTILITIES - 7.5%
Aaa       AAA        $  250   North Little Rock,
                              Arkansas Electric System
                              (MBIA), 6.50%, 7/1/10     $   275,233
Aaa       AAA         3,390   North Little Rock,
                              Arkansas Electric System
                              (MBIA), 6.50%, 7/1/15       3,696,117
Aaa       AAA           450   Puerto Rico Electric
                              Power Authority (STRIPES)
                              (FSA), Variable, 7/1/03
                              (1)                           483,629
Aaa       AAA         1,000   West Memphis, Arkansas
                              Public Utilities (MBIA),
                              6.60%, 1/1/09               1,064,560
                                                        ------------
                                                        $ 5,519,539
                                                        ------------
                              INSURED GENERAL OBLIGATIONS - 5.9%
Aaa       AAA        $1,610   Jonesboro, Arkansas
                              School District (AMBAC),
                              6.125%, 2/1/15            $ 1,627,324
Aaa       AAA         1,090   Lincoln, Arkansas School
                              District #48 (MBIA),
                              5.00%, 2/1/18                 992,510

Aaa       AAA           500   Springdale, Arkansas
                              School District (AMBAC),
                              5.125%, 6/1/16                463,355
Aaa       AAA           680   White Hall, Arkansas
                              School District (AMBAC),
                              4.75%, 4/1/12                 615,828
Aaa       AAA           710   White Hall, Arkansas
                              School District (AMBAC),
                              4.75%, 4/1/13                 639,667
                                                        ------------
                                                        $ 4,338,684
                                                        ------------
                              INSURED HEALTH CARE - 1.2%
Aaa       AAA        $  400   Saline, Arkansas
                              Healthcare (Evan Lutheran
                              Good Samaritan) (AMBAC),
                              5.80%, 6/1/11             $   395,667
Aaa       AAA           500   Saline, Arkansas
                              Healthcare (Evan Lutheran
                              Good Samaritan) (AMBAC),
                              6.00%, 6/1/18                 517,109
                                                        ------------
                                                        $   912,776
                                                        ------------
                              INSURED TRANSPORTATION - 0.7%
Aaa       AAA        $  500   Little Rock, Arkansas
                              Airport (MBIA), 6.00%,
                              11/1/14                   $   510,769
                                                        ------------
                              INSURED WATER & SEWER - 7.4%
Aaa       AAA        $1,250   Arkansas DFA Wastewater
                              System (MBIA), 5.40%,
                              12/1/15                   $ 1,209,237
Aaa       AAA         1,680   Arkansas DFA Wastewater
                              System (MBIA), 5.00%,
                              12/1/08                     1,591,413
Aaa       AAA         2,000   Arkansas DFA Wastewater
                              System (MBIA), 5.00%,
                              6/1/15                      1,833,419
Aaa       AAA           300   Beaver, Arkansas Water
                              District (MBIA), 5.85%,
                              11/15/08                      307,616
Aaa       AAA           500   Jonesboro, Arkansas Water
                              and Light (AMBAC), 5.25%,
                              12/1/13                       477,570
                                                        ------------
                                                        $ 5,419,255
                                                        ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY             VALUE
-------------------------------------------------------------
                              LEASE/CERTIFICATE OF
                              PARTICIPATION - 0.3%
NR        BBB        $  250   Puerto Rico IM&E Guaynabo
                              Lease, 5.625%, 7/1/22     $   225,943
                                                        ------------
                              SPECIAL TAX REVENUE - 3.1%
A         NR         $2,000   Little Rock, Arkansas
                              Hotel & Restaurant Tax,
                              7.375%, 8/1/15            $ 2,315,720
                                                        ------------
                              WATER & SEWER REVENUE - 8.8%
NR        NR         $  500   Conway, Arkansas Water,
                              5.40%, 5/1/11             $   485,670
NR        NR          1,250   Cross, Arkansas Rural
                              Water, 5.75%, 4/1/18        1,215,338
A1        NR          3,390   Little Rock, Arkansas
                              Sewer, 5.50%, 8/1/14        3,270,130
NR        NR          1,500   South Sebastian, Arkansas
                              Water, 6.15%, 6/1/23        1,518,765
                                                        ------------
                                                        $ 6,489,903
                                                        ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $72,738,104)              $73,706,347
                                                        ============

(1) Security has been issued as an inverse floater bond.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Arkansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1996, 24.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.7% to 16.3% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------

                          Georgia Municipals Portfolio
                   Portfolio of Investments - August 31, 1996
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              ASSISTED LIVING - 1.4%
NR        NR         $1,500   De Kalb County Private
                              Hospital Authority,
                              Atlanta Inc., 8.50%,
                              3/1/25                   $  1,514,175
                                                        -----------
                              EDUCATION - 3.0%
Aa1       AA         $1,000   De Kalb County, Emory
                              University 1994A, 6.00%,
                              10/1/14                  $  1,010,480
Aa1       AA          1,000   De Kalb County, Emory
                              University 1995A, 5.375%
                              11/1/25                       928,570
Aa1       AA            310   Private Colleges and
                              Universities Authority,
                              Emory University, 6.40%,
                              10/1/23                       322,447
Aa        AA-         1,000   Private Colleges and
                              Universities Authority,
                              Agnes Scott College,
                              5.625%, 6/1/23                965,730
                                                        -----------
                                                       $  3,227,227
                                                        -----------
                              GENERAL OBLIGATIONS - 13.3%
Aa        AA-        $  300   City of Alpharetta,
                              6.50%, 5/1/10 (2)        $    328,818
Aa        AA          3,350   City of Atlanta, 6.10%,
                              12/1/19                     3,418,608
Aa        AA          2,000   City of Atlanta, 6.125%,
                              12/1/23                     2,037,060
Aa1       AA+         1,480   Gwinnett County, Water &
                              Sewer, 6.50%, 8/1/06 (4)    1,492,284
A         A             450   Paulding County School
                              District, 6.625%, 2/1/08      500,927
Aaa       AA+           500   State of Georgia, 6.30%,
                              3/1/08 (2)                    544,405
Baa1      A           1,000   Commonwealth of Puerto
                              Rico, 5.40%, 7/1/25           918,100
Baa1      A           1,000   Commonwealth of Puerto
                              Rico, Aqueduct & Sewer
                              Authority, 6.25%, 7/1/12    1,064,270
Baa1      A           1,875   Commonwealth of Puerto
                              Rico, Aqueduct & Sewer
                              Authority, 5.00%, 7/1/19    1,658,269
Baa1      A           1,000   Commonwealth of Puerto
                              Rico, Public Building
                              Authority, 5.75%, 7/1/15      967,550
NR        NR          1,400   Virgin Islands, 7.25%,
                              10/1/18                     1,474,913
                                                        -----------
                                                       $ 14,405,204
                                                        -----------
                              HOSPITALS - 11.8%
Baa1      NR         $3,500   Fulco County, Georgia
                              Baptist Health, 6.375%,
                              9/1/22 (4)               $  3,394,265
A         NR          5,040   City of Savannah, St.
                              Joseph's Hospital
                              Project, 6.20%, 7/1/23      4,898,426

NR        BBB         1,785   Toombs County, Dr. John
                              M. Meadows Memorial,
                              7.00%, 12/1/17              1,804,724
NR        BBB+        2,750   Tri City Hospital
                              Authority, 6.375%,
                              7/1/16                      2,658,233
                                                        -----------
                                                       $ 12,755,648
                                                        -----------
                              HOUSING - 10.8%
Aa        NR         $1,450   Georgia Housing Finance
                              Authority, (AMT),
                              6.875%, 12/1/20          $  1,513,771
Aa        AA          2,395   Georgia Housing Finance
                              Authority, SFMR, (FHA),
                              (AMT), 6.70%, 12/1/25       2,435,020
Aa        AA+         1,500   Georgia Housing Finance
                              Authority, SFMR, (FHA),
                              (AMT), 7.05%, 12/1/20       1,569,900
Aa        AA+         1,555   Georgia Housing Finance
                              Authority, SFMR, (FHA),
                              (AMT), 7.125%, 12/1/26      1,630,169
Aa        AA+         3,985   Georgia Housing Finance
                              Authority, SFMR, (AMT),
                              6.55%, 12/1/27              4,091,320
Aa        AA+           395   Georgia Residential
                              Finance Authority, Home
                              Ownership, (FHA), 7.50%,
                              6/1/17                        417,231
                                                        -----------
                                                       $ 11,657,411
                                                        -----------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE - 8.5%
A1        AA-        $1,000   Cartersville Development
                              Authority,
                              Anheuser-Busch, (AMT),
                              7.375%, 5/1/09           $  1,156,330
A2        NR          1,245   Commonwealth of Puerto
                              Rico, American Home
                              Products, 5.10%, 12/1/18    1,113,889
Baa3      BB+         2,250   Commonwealth of Puerto
                              Rico, Port Authority
                              American Airlines,
                              6.25%, 6/1/26               2,234,678
NR        AA-           500   Savannah Economic
                              Development Authority,
                              Hershey Foods, 6.60%,
                              6/1/12                        529,385

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE - (CONTINUED)
NR        NR          1,250   Savannah Economic
                              Development Authority,
                              Intercat Inc., (AMT),
                              9.00%, 1/1/15               1,315,988
A1        A-            750   Savannah Economic
                              Development Authority,
                              Union Camp Corp., 6.80%,
                              2/1/12                        802,552
NR        AA-         2,000   Vienna Water & Sewer,
                              Cargill Project, (AMT),
                              6.00%, 9/1/14               2,013,780
                                                        -----------
                                                       $  9,166,602
                                                        -----------
                              INSURED GENERAL
                              OBLIGATIONS - 0.5%
Aaa       AAA        $  500   Commonwealth of Puerto
                              Rico, (AMBAC),
                              7/1/15 (1)               $    495,820
                                                        -----------
                              INSURED HOSPITAL - 15.7%
Aaa       AAA        $  675   Chatham County, Memorial
                              Medical Center, (MBIA),
                              7.00%, 1/1/21            $    721,123
Aaa       AAA           305   Chatham County, Memorial
                              Medical Center, (MBIA),
                              6.85%, 1/1/21                 325,075
Aaa       AAA         1,300   Cobb County, Kennestone
                              Hospital, (MBIA), 5.00%,
                              4/1/24                      1,128,855
Aaa       AAA         2,500   Fulco County, Northside,
                              (MBIA), 5.125%, 10/1/16     2,281,925
Aaa       AAA         2,225   Gainsville and Hall
                              County, NE Healthcare,
                              (MBIA), 6.00%, 10/1/25      2,230,229
Aaa       AAA         1,500   Gwinnett County,
                              Gwinnett Hospital,
                              (AMBAC), 5.00%, 9/1/13
                              (4)                         1,348,935
Aaa       AAA         2,500   Macon-Bibb County,
                              Medical Center of
                              Central Georgia, (FGIC),
                              5.00%, 8/1/14               2,258,250
Aaa       AAA         2,000   Medical Center, Columbus
                              Regional Healthcare,
                              (MBIA), 6.40%, 8/1/06       2,141,660
Aaa       AAA         1,500   Medical Center Hospital
                              Authority Floats,
                              (MBIA), 8/1/10 (1)          1,623,945
Aaa       AAA         1,500   Smyrna Hospital
                              Authority - Emory
                              Adventist Hosp (AMBAC),
                              5.5%, 8/1/26 (3)            1,426,170
Aaa       AAA         1,375   Walker, Dade and Catoosa
                              Counties Hospital,
                              (FGIC), 7.00%, 10/1/10      1,513,641
                                                        -----------
                                                       $ 16,999,808
                                                        -----------
                              INSURED LEASE/COP - 2.5%
Aaa       AAA        $1,000   East Point Building
                              Authority, (FGIC),
                              6.00%, 2/1/10            $  1,033,300
Aaa       AAA         1,750   Glynn-Brunswick Mem
                              Hosp, S.E. Georgia
                              Health, (MBIA), 5.25%,
                              8/1/13                      1,634,553
                                                        -----------
                                                       $  2,667,853
                                                        -----------
                              INSURED SPECIAL TAX - 3.8%
Aaa       AAA        $1,000   Metropolitan Atlanta
                              Rapid Transit Authority,
                              (AMBAC), 6.25%, 7/1/11   $  1,074,190
Aaa       AAA         1,000   Metropolitan Atlanta
                              Rapid Transit Authority,
                              (AMBAC), 6.25%, 7/1/20      1,060,280
Aaa       AAA         1,750   Metropolitan Atlanta
                              Rapid Transit Authority,
                              (AMBAC), 5.125%, 7/1/19     1,576,890
Aaa       AAA           500   Metropolitan Atlanta
                              Rapid Transit Authority,
                              (AMBAC), 5.125%, 7/1/18       451,605
                                                        -----------
                                                       $  4,162,965
                                                        -----------
                              INSURED UTILITIES - 3.6%
Aaa       AAA        $1,480   Cordele Public Utility
                              Authority, (MBIA),
                              6.50%, 11/1/19           $  1,558,514
Aaa       AAA           750   Municipal Electric
                              Authority of Georgia,
                              (MBIA), 0%, 1/1/07            423,248
Aaa       AAA         1,000   Municipal Electric
                              Authority of Georgia,
                              (FGIC), 5.50%, 1/1/12         982,650
Aaa       AAA           900   Commonwealth of Puerto
                              Rico, Electric Power
                              Authority, (FSA), 7/1/03
                              (1)                           967,257
                                                        -----------
                                                       $  3,931,669
                                                        -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              INSURED WATER & SEWER - 4.2%
Aaa       AAA        $2,700   City of Atlanta, (FGIC),
                              5.00%, 1/1/15            $  2,413,125
Aaa       AAA         1,975   Cherokee County, (MBIA),
                              6.875%, 8/1/13              2,132,013
                                                        -----------
                                                       $  4,545,138
                                                        -----------
                              LEASE/COP - 1.0%
Aa        AA         $2,300   Fulton County Building
                              Authority, Judicial
                              Center, 0%, 1/1/10       $  1,075,181
                                                        -----------
                              MISCELLANEOUS - 0.9%
NR        NR         $1,000   Atlanta Downtown
                              Development Auth,
                              Central Atlanta Hosp,
                              8.00%, 1/1/26            $    948,160
                                                        -----------
                              SOLID WASTE - 1.0%
A1        A+         $1,000   Savannah Resource
                              Recovery, Savannah
                              Energy Systems Co.,
                              6.30%, 12/1/06           $  1,044,790
                                                        -----------
                              SPECIAL TAX - 2.4%
Baa1      A          $  750   Commonwealth of Puerto
                              Rico, Highway and
                              Transportation
                              Authority, 5.5%, 7/1/36  $    695,490
Baa1      A           2,250   Commonwealth of Puerto
                              Rico, Highway and
                              Transportation
                              Authority, 5.0%, 7/1/36     1,916,370
                                                        -----------
                                                       $  2,611,860
                                                        -----------
                              UTILITIES - 15.6%
A1        A          $2,000   Burke County Pollution
                              Control, Georgia Power,
                              6.375%, 8/1/24           $  2,025,400
A1        A+          1,000   Monroe County Pollution
                              Control, Gulf Power
                              Scherer, 6.30%, 9/1/24      1,014,040
A         A           1,500   Georgia Municipal
                              Electric Power
                              Authority, 5.70%, 1/1/23    1,416,090
A         A           2,000   Georgia Municipal
                              Electric Power
                              Authority, 8.25%, 1/1/11    2,454,340
A         A           1,000   Georgia Municipal
                              Electric Power
                              Authority, 0%, 1/1/12         396,470

A         A           3,000   Georgia Municipal
                              Electric Power
                              Authority, 5.50%, 1/1/20    2,819,850
A3        A+          4,000   Monroe County Pollution
                              Control, Ogelthorpe
                              Power, 6.55%, 1/1/06        4,314,840
A3        A+          1,000   Monroe County Pollution
                              Control, Ogelthorpe
                              Power, 6.70%, 1/1/09        1,086,630
A3        A+          1,000   Monroe County Pollution
                              Control, Oglethorpe
                              Power, 6.80%, 1/1/12        1,100,500
Baa1      A-            665   Commonwealth of Puerto
                              Rico, Electrical Power
                              Authority, 0%, 7/1/17         184,616
Baa1      A-             90   Commonwealth of Puerto
                              Rico, Electrical Power
                              Authority, 7.00%, 7/1/07       95,847
                                                        -----------
                                                       $ 16,908,623
                                                        -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $105,076,413)            $108,118,134
                                                        ===========

(1) Security has been issued as an inverse floater bond.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.
(3) When-issued security.
(4) Security has been segregated to cover when-issued securities.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Georgia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1996, 30.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.9% to 14.9% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------

                         Kentucky Municipals Portfolio
                   Portfolio of Investments - August 31, 1996
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              EDUCATION - 4.4%
Aa1       NR         $2,460   City of Berea, KY
                              Educational Development,
                              Berea College, 5.45%,
                              3/1/14                   $  2,392,448
A1        AA-           500   University of KY
                              Consolidated Educational
                              Buildings, 6.40%, 5/1/09      527,190
A1        AA-           785   University of KY
                              Consolidated Educational
                              Buildings, 6.40%, 5/1/11      825,789
A1        AA-         1,000   University of Louisville
                              Consolidated Educational
                              Buildings, 5.40%, 5/1/08      988,850
A1        AA-         1,000   University of Louisville
                              Consolidated Educational
                              Buildings, 5.40%, 5/1/11      967,480
                                                        -----------
                                                       $  5,701,757
                                                        -----------
                              ESCROWED - 4.9%
NR        NR         $  190   KY Development Finance
                              Authority, St. Claire
                              Medical Center, 7.125%,
                              9/1/21                   $    210,868
Aaa       NR            510   Lexington-Fayette
                              County, KY Government
                              Public Facilities,
                              6.40%, 4/1/12                 555,456
Baa1      A           4,155   Commonwealth of Puerto
                              Rico, Highway and
                              Transportation
                              Authority, 6.625%,
                              7/1/18                      4,578,644
Aaa       A           1,000   University of Puerto
                              Rico Revenue, 6.50%,
                              6/1/13                      1,041,170
                                                        -----------
                                                       $  6,386,138
                                                        -----------
                              GENERAL OBLIGATIONS - 3.3%
NR        A+         $1,030   KY League of Cities
                              Funding Trust Floating
                              Indebtedness COP, 6.15%,
                              8/1/13                   $  1,043,390
NR        A           1,415   KY League of Cities
                              Funding Trust Floating
                              Indebtedness COP, 5.90%,
                              8/1/16                      1,382,526
A         NR          1,400   Meade County, School
                              District, 5.70%, 7/1/15     1,345,246
NR        NR            500   Virgin Islands, 7.25%,
                              10/1/18                       526,755
                                                        -----------
                                                       $  4,297,917
                                                        -----------
                              HOSPITALS - 0.8%
Baa1      BBB        $  975   Russell County, KY
                              Franciscan Sisters of
                              the Poor Health System,
                              8.10%, 7/1/15            $  1,092,663
                                                        -----------

                              HOUSING - 1.8%
NR        AAA        $1,480   Boone County, Kentucky
                              Multi-Family, Walnut
                              Creek Apartments, (FHA),
                              7.00%, 1/1/27            $  1,529,328
Aaa       AAA           740   KY Housing, Single
                              Family Mortgage, (FHA),
                              (AMT), 7.45%, 1/1/23          758,914
                                                        -----------
                                                       $  2,288,242
                                                        -----------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE/POLLUTION
                              CONTROL REVENUE - 19.7%
Baa1      NR         $2,425   Ashland County, Solid
                              Waste Disposal, Ashland
                              Oil, (AMT), 7.125%,
                              2/1/22                   $  2,543,728
Baa1      BBB         2,355   Ashland County, Solid
                              Waste Disposal, Ashland
                              Oil, (AMT), 7.20%,
                              10/1/20                     2,478,402
NR        NR          1,000   City of Elsmere,
                              Courtaulds Package
                              Corporation, 6.75%,
                              4/1/10                      1,009,700
NR        NR          3,075   Fulton County,
                              H.I.S.-Chic Jeans,
                              (AMT), 7.50%, 2/1/10        3,059,287
NR        NR          1,500   Hancock County, Solid
                              Waste Disposal,
                              Southwire Corporation,
                              (AMT), 7.75%, 7/1/25        1,531,170
NR        A-          2,370   Hancock County, Solid
                              Waste Disposal,
                              Williamette Corporation,
                              6.60%, 5/1/26               2,402,422
Baa2      BBB-        3,000   Henderson County, Solid
                              Waste Disposal,
                              MacMillan Bloedel,
                              (AMT), 7.00%, 3/1/25        3,108,120
Aa3       AA          1,000   Jefferson County, E.I.
                              du Pont de Nemours,
                              6.30%, 7/1/12               1,067,990
NR        BB-           985   Owensboro County, KMART
                              Corporation, 6.80%,
                              12/1/07                       938,833
NR        NR          1,500   Perry County, TJI
                              International, 6.80%,
                              5/1/26                      1,513,020
NR        BB-           915   Powderly, KMART
                              Corporation, 6.90%,
                              3/1/07                        880,724

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE/POLLUTION CONTROL
                              REVENUE - (CONTINUED)
A2        NR          1,190   Commonwealth of Puerto
                              Rico, IM&E, American
                              Home Products, 5.10%,
                              12/1/18                     1,064,681
Baa3      BB+           500   Commonwealth of Puerto
                              Rico, Port Authority,
                              American Airlines,
                              (AMT), 6.30%, 6/1/23          499,935
A1        A           2,820   Wickliffe County, Solid
                              Waste Disposal, Westvaco
                              Corporation, (AMT),
                              6.375%, 4/1/26              2,820,958
Ba2       NR            500   Winchester County,
                              Kentucky, Kroger
                              Corporation, 6.90%,
                              7/1/99                        517,355
                                                        -----------
                                                       $ 25,436,325
                                                        -----------
                              INSURED EDUCATION - 0.6%
Aaa       AAA        $  700   Northern KY University
                              Educational Buildings
                              (AMBAC), 6.25%, 5/1/12   $    735,805
                                                        -----------
                              INSURED GENERAL
                              OBLIGATIONS - 0.7%
Aaa       AAA        $1,000   Jefferson County,
                              Kentucky School District
                              U.T.G.O. (MBIA), 4.875%,
                              1/1/13                   $    899,250
                                                        -----------
                              INSURED HOSPITAL - 11.6%
Aaa       AAA        $2,500   Daviess County, ODCH
                              Inc., (MBIA), 6.25%,
                              8/1/22                   $  2,570,350
Aaa       AAA         2,000   Hopkins County, Trover
                              Clinic Foundation,
                              (MBIA), 6.625%, 11/15/11    2,145,460
Aaa       AAA         2,500   Jefferson County, Jewish
                              Hospital (AMBAC), 6.50%,
                              5/1/15                      2,620,850
Aaa       AAA         1,750   Jefferson County, Jewish
                              Hospital (AMBAC), 6.55%,
                              5/1/22                      1,839,968
Aaa       AAA         4,000   KY Development Finance
                              Authority St. Luke's
                              Hospital (MBIA), 7.00%,
                              10/1/21                     4,311,880
Aaa       AAA         1,750   KY EDA Baptist
                              Healthcare (MBIA),
                              5.00%, 8/15/24              1,505,735
                                                        -----------
                                                       $ 14,994,243
                                                        -----------
                              INSURED
                              LEASE/CERTIFICATE OF
                              PARTICIPATION - 1.1%
Aaa       AAA        $1,000   City of Danville, Multi-
                              City Lease, Madisonville
                              Project, (MBIA), 5.875%,
                              9/1/10                   $  1,023,110
Aaa       AAA           400   Lexington-Fayette County
                              Government Public
                              Facilities (FSA), 4.50%,
                              2/1/10                        347,588
                                                        -----------
                                                       $  1,370,698
                                                        -----------
                              INSURED TRANSPORTATION - 4.6%
Aaa       AAA        $1,000   Kenton County,
                              Cincinnati/Northern
                              Kentucky Airport, (FSA),
                              (AMT), 6.30%, 3/1/15     $  1,021,490
Aaa       AAA         1,170   Louisville and Jefferson
                              County, Kyregl Airport,
                              (MBIA), 5.30%, 7/1/23       1,064,232
Aaa       AAA         1,650   Louisville and Jefferson
                              County, Kyregl Airport,
                              (MBIA), (AMT), 5.50%,
                              7/1/23                      1,515,855
Aaa       AAA         1,000   Louisville and Jefferson
                              County, Kyregl Airport,
                              (MBIA), (AMT), 5.625%,
                              7/1/25                        938,380
Aaa       AAA         1,000   KY EDA Turnpike,
                              Revitalization Project,
                              (FGIC), 0%, 1/1/10            463,860
Aaa       AAA         1,000   KY EDA Turnpike,
                              Revitalization Project,
                              (AMBAC), 5.50%, 7/1/11        984,980
                                                        -----------
                                                       $  5,988,797
                                                        -----------
                              INSURED UTILITIES - 1.8%
Aaa       AAA        $1,000   Boone County, Kentucky
                              Collateralized PCR,
                              (MBIA), 5.50%, 1/1/24
                              (2)                      $    940,790
Aaa       AAA         1,600   Commonwealth of Puerto
                              Rico, Telephone
                              Authority, (MBIA),
                              Variable, 1/16/15 (1)       1,446,400
                                                        -----------
                                                       $  2,387,190
                                                        -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              INSURED WATER AND SEWER - 6.7%
Aaa       AAA        $1,000   Hardin County, Water
                              System, (MBIA), 5.90%,
                              1/1/25                   $    999,900
Aaa       AAA           800   Kenton County, Water
                              District, (FGIC),
                              6.375%, 2/1/17                842,472
Aaa       AAA         2,000   Kenton County, Water
                              District, (FGIC), 6.00%,
                              2/1/17                      2,055,300
Aaa       AAA           500   Lexington-Fayette
                              County, Government
                              Sewer, (MBIA), 6.375%,
                              7/1/12                        528,530
Aaa       AAA         1,000   Louisville and Jefferson
                              County, Sewer District,
                              (AMBAC), 6.75%, 5/15/19     1,097,760
Aaa       AAA         2,000   Louisville and Jefferson
                              County, Sewer District,
                              (AMBAC), 6.75%, 5/15/25     2,188,560
Aaa       AAA         1,000   Louisville and Jefferson
                              County, Sewer District,
                              (FGIC), 5.20%, 5/15/26        901,080
                                                        -----------
                                                       $  8,613,602
                                                        -----------
                              LEASE REVENUE BONDS - 19.7%
A         A          $1,300   Boone County School
                              District, 6.75%, 9/1/11  $  1,391,520
A         NR          3,000   Boone County School
                              District, 5.70%, 5/1/18     2,930,460
A1        A+            905   Jefferson County School
                              District, 4.875%, 1/1/11      822,591
A1        A+          1,250   Jefferson County School
                              District, 4.875%, 1/1/12    1,114,863
A1        A+          4,990   Jefferson County Capital
                              Projects Corporation
                              Lease, 0%, 8/15/15          1,552,189
A         NR          2,500   Jessamine County School
                              District, 5.375%, 1/1/17    2,309,400
A         A+          3,825   KY State Property and
                              Buildings, 5.00%, 9/1/13    3,432,248
A         A+          2,500   KY State Property and
                              Buildings, 6.00%, 9/1/14    2,511,150
A         A-          1,000   City of Louisville,
                              Public Properties
                              Corporation, 6.80%,
                              12/1/22                     1,063,980
Aa        NR          2,000   City of Mount Sterling,
                              League of Cities Trust
                              Lease Program, 6.15%,
                              3/1/13                      2,009,140
Aa        NR          4,500   City of Mount Sterling,
                              League of Cities Trust
                              Lease Program, 6.20%,
                              3/1/18                      4,489,335
A         NR          2,000   Owensboro County,
                              Airport Lease, (AMT),
                              5.875%, 6/1/15              1,902,820
                                                        -----------
                                                       $ 25,529,696
                                                        -----------

                              NURSING HOMES - 0.7%
NR        NR         $  835   Jefferson County, Health
                              Facilities, Beverly
                              Enterprises, 9.75%,
                              8/1/07                   $    909,766
                                                        -----------
                              TRANSPORTATION - 6.7%
Baa3      BB+        $  250   Kenton County Airport,
                              Delta Airlines, (AMT),
                              7.50%, 2/1/12            $    265,693
Baa3      BB+           500   Kenton County Airport,
                              Delta Airlines, (AMT),
                              7.50%, 2/1/20                 531,385
Baa3      BB+         3,400   Kenton County Airport,
                              Delta Airlines, (AMT),
                              6.125%, 2/1/22              3,230,068
Baa3      BB+         1,500   Kenton County Airport,
                              Delta Airlines, (AMT),
                              7.125%, 2/1/21              1,562,325
NR        BBB         3,000   Guam Airport Authority
                              (AMT), 6.70%, 10/1/23       3,030,210
                                                        -----------
                                                       $  8,619,681
                                                        -----------
                              UTILITIES - 8.5%
Aa2       AA-        $3,450   Carroll County, Kentucky
                              PCR, KY Utilities
                              Company, (AMT), 5.75%,
                              12/1/23                  $  3,281,398
Aa2       AA          2,670   Jefferson County,
                              Kentucky PCR, Louisville
                              G&E Company, 5.90%,
                              4/15/23                     2,631,018
Aa2       AA-         1,000   Muhlenburg County,
                              Kentucky PCR, KY
                              Utilities Company,
                              6.25%, 2/1/18               1,031,560
NR        BBB           400   Guam Power Authority,
                              5.25%, 10/1/23                343,440
Baa1      BBB+        3,500   Commonwealth of Puerto
                              Rico, Electric Power
                              Authority, 0%, 7/1/17         971,670
Baa1      BBB+        2,250   Commonwealth of Puerto
                              Rico, Electric Power
                              Authority, 6.375%,
                              7/1/24                      2,303,303
Baa1      BBB+          500   Commonwealth of Puerto
                              Rico, Electric Power
                              Authority, 5.50%, 7/1/25      453,210
                                                        -----------
                                                       $ 11,015,599
                                                        -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              WATER AND SEWER REVENUE - 2.4%
A         A-         $1,000   Boone County Sewer
                              Systems. 5.15%, 12/01/15 $    906,840
NR        A           1,500   Cambell County Water
                              District, 6.60%, 12/1/11    1,578,240
A         NR            650   Harden County Water
                              District, 6.50%, 9/1/12       682,123
                                                        -----------
                                                       $  3,167,203
                                                        -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $126,102,002)            $129,434,572
                                                        ===========

(1) Security has been issued as an inverse floater bond.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Kentucky municipalities. The ability of the issuers of debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1996, 28.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.1% to 15.4% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------

                         Louisiana Municipals Portfolio
                   Portfolio of Investments - August 31, 1996
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY             VALUE
-------------------------------------------------------------
                              ASSISTED LIVING - 9.3%
NR        NR         $  500   Louisiana Housing Finance
                              Agency, HCC Assisted
                              Living Group, (AMT),
                              9.00%, 3/1/25             $   512,240
NR        AAA           500   Louisiana Housing Finance
                              Agency, St Dominic
                              Assisted Care Facility,
                              (GNMA), 6.85%, 9/1/25         524,610
NR        AAA         2,000   Louisiana Housing Finance
                              Agency, St Joseph Manor
                              Retirement Center,
                              (GNMA), 7.80%, 12/1/35      2,200,660
                                                        -----------
                                                        $ 3,237,510
                                                        -----------
                              EDUCATION - 0.8%
Aaa       NR         $  150   Louisiana Public
                              Facilities Authority,
                              Guaranteed Student Loan
                              Revenue Bonds, (AMT),
                              6.75%, 9/1/06             $   157,638
A         NR            100   Louisiana Public
                              Facilities Authority,
                              Student Loan Revenue
                              Bonds, (AMT), 7.00%,
                              9/1/06                        104,022
                                                        -----------
                                                        $   261,660
                                                        -----------
                              HOSPITALS - 10.2%
Baa1      NR         $1,000   Lafourche Parish Hospital
                              Service District No. 3,
                              Hospital Revenue Bonds,
                              6.00%, 10/1/23            $   914,160
NR        BBB           750   Louisiana Public Health
                              Facilities, General
                              Health System, 6.80%,
                              11/1/16                       744,218
Aa        AA          1,000   Louisiana Public Health
                              Facilities, Sisters of
                              Mercy Health System,
                              5.00%, 6/1/19                 867,770
NR        A-            750   St. Tammany Parish
                              Hospital Service District
                              No. 1, Hospital Revenue
                              Bonds, 6.50%, 7/1/17          759,060
NR        A-            250   St. Tammany Parish
                              Hospital Service District
                              No. 1, Hospital Revenue
                              Bonds, 6.50%, 7/1/22          252,252
                                                        -----------
                                                        $ 3,537,460
                                                        -----------
                              HOUSING - 29.9%
Aaa       NR         $  820   East Baton Rouge Mortgage
                              Finance Authority SF,
                              (GNMA/FNMA), 7.00%,
                              4/1/32                    $   850,594
Aaa       NR            235   East Baton Rouge Mortgage
                              Finance Authority SF,
                              (AMT), (GNMA/FNMA),
                              7.10%, 10/1/24                247,467
Aaa       AAA            95   East Baton Rouge Mortgage
                              Finance Authority SF,
                              (AMT), (GNMA), 7.875%,
                              12/1/21                       100,747
NR        AAA         1,850   Parish of Jefferson, Home
                              Mortgage Authority,
                              (AMT), (GNMA/FNMA),
                              7.35%, 12/1/16              2,074,757
NR        AAA           620   Louisiana Housing Finance
                              Authority, MFMB, (FHA),
                              6.95%, 7/1/16                 636,120
Aaa       NR          1,220   Louisiana Housing Finance
                              Authority, SFMB, (AMT),
                              (GNMA), 8.00%, 3/1/25       1,326,457
Aaa       NR            600   Louisiana Housing Finance
                              Authority, SFMB, (AMT),
                              (GNMA), 6.30%, 12/1/27        602,394
Aaa       NR            465   Louisiana Housing Finance
                              Authority, SFMB, (AMT),
                              (GNMA/FNMA), 6.55%,
                              12/1/26                       470,654
NR        AAA           150   Louisiana Housing Finance
                              Authority, Multifamily
                              Housing - Westview
                              Apartment II, (AMT),
                              (FHA), 7.95%, 1/1/32          158,382
NR        A           1,000   Louisiana Public
                              Facilities Authority,
                              Multifamily
                              Housing - Windsor
                              Housing, 6.25%, 1/1/26
                              (2)                           969,860
Aaa       NR          1,900   New Orleans Home Mortgage
                              Authority, (AMT),
                              (GNMA/FNMA), 6.30%,
                              6/1/28                      1,904,161

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY             VALUE
-------------------------------------------------------------
                              HOUSING - (CONTINUED)
A         NR            350   Shreveport Housing
                              Finance Authority,
                              MFMB - U.S., Goodman
                              Plaza-Section 8 Assisted,
                              6.10%, 8/1/19                 337,036
NR        AAA           750   Shreveport Home Mortgage
                              Authority, (AMT),
                              (GNMA/FNMA), 6.00%,
                              8/1/28                        720,157
                                                        -----------
                                                        $10,398,786
                                                        -----------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE/POLLUTION
                              CONTROL - 11.6%
A3        A-         $1,750   City of Bastrop,
                              International Paper
                              Company, (AMT), 6.60%,
                              3/1/19                    $ 1,781,763
A3        A-            750   De Soto Parish,
                              International Paper
                              Company, (AMT), 7.70%,
                              11/1/18                       839,423
A3        A-            250   De Soto Parish,
                              International Paper
                              Company, (AMT), 6.55%,
                              4/1/19                        254,013
Baa3      BB+         1,000   Puerto Rico Port
                              Authority, American
                              Airlines, (AMT), 6.25%,
                              6/1/26                        993,190
Baa1      BBB+          150   South Louisiana Port
                              Commission, GATX
                              Terminals Corporation,
                              7.00%, 3/1/23                 155,721
                                                        -----------
                                                        $ 4,024,110
                                                        -----------
                              INSURED EDUCATION - 6.2%
Aaa       AAA        $  500   Louisiana Public
                              Facilities Authority,
                              Tulane University,
                              (AMBAC), 6.05%, 10/1/25   $   500,395
Aaa       AAA           625   Louisiana State
                              University, (MBIA),
                              5.50%, 7/1/26                 578,538
Aaa       AAA         1,100   Louisiana State
                              University and
                              Agricultural and
                              Mechanical College,
                              (FGIC), 5.75%, 7/1/14       1,077,098
                                                        -----------
                                                        $ 2,156,031
                                                        -----------
                              INSURED GENERAL
                              OBLIGATIONS - 4.8%
Aaa       AAA        $  500   East Baton Rouge Parish,
                              Public Improvement Sales
                              Tax Bonds, (FGIC), 5.90%,
                              2/1/17                    $   495,865
Aaa       AAA         3,000   New Orleans, (AMBAC),
                              0%, 9/1/15                    944,460
Aaa       AAA           250   Commonwealth of Puerto
                              Rico, Public Improvement
                              Bonds, (AMBAC), Variable,
                              7/1/15 (1)                    247,910
                                                        -----------
                                                        $ 1,688,235
                                                        -----------
                              INSURED HOSPITALS - 4.4%
Aaa       AAA        $  100   Louisiana Public
                              Facilities Authority, Our
                              Lady of the
                              Lake Regional Medical
                              Center, (MBIA), Variable,
                              12/1/14 (1)               $   102,840
Aaa       AAA         1,500   Ouachita Parish, Glenwood
                              Medical Center, (FSA),
                              5.75%, 5/15/21              1,436,970
                                                        -----------
                                                        $ 1,539,810
                                                        -----------
                              INSURED SPECIAL
                              TAX - 8.3%
Aaa       AAA        $2,000   Orleans Levee District,
                              (FSA), 5.95%, 11/1/14     $ 1,991,020
Aaa       AAA         1,000   Jefferson Parish School
                              Board, (AMBAC), 5.00%,
                              2/1/15                        897,640
                                                        -----------
                                                        $ 2,888,660
                                                        -----------
                              INSURED UTILITY - 0.5%
Aaa       AAA        $  150   City of Alexandria,
                              Utility Revenue Bonds,
                              (FGIC),
                              6.00%, 5/1/06             $   157,217
                                                        -----------
                              LIFE CARE - 4.0%
NR        BBB        $1,150   Louisiana Public
                              Facilities Authority,
                              Glen Retirement System,
                              6.70%, 12/1/25            $ 1,076,090
NR        NR            300   St. Tammany Public
                              Facilities Authority,
                              Christwood Project,
                              9.00%, 11/15/25               316,149
                                                        -----------
                                                        $ 1,392,239
                                                        -----------
                              SPECIAL TAX - 6.2%
Baa1      A          $1,500   Puerto Rico Highway and
                              Transportation Authority,
                              5.00%, 7/1/22             $ 1,305,960
Baa1      A           1,000   Puerto Rico Highway and
                              Transportation Authority,
                              5.00%, 7/1/36                 851,720
                                                        -----------
                                                        $ 2,157,680
                                                        -----------
                              TRANSPORTATION - 1.5%
A         A-         $  500   Mississippi River Bridge
                              Authority, Bridge Revenue
                              Bonds, Series 1992,
                              6.75%, 11/1/12 (2)        $   535,010
                                                        -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY             VALUE
-------------------------------------------------------------
                              UTILITIES - 2.3%
Aa3       NR         $  150   De Soto Parish,
                              Southwestern Electric
                              Power Company,
                              7.60%, 1/1/19             $   169,947
Ba1       BB+           150   Pointe Coupe Parish, Gulf
                              States Utilities Co.,
                              6.70%, 3/1/13                 150,549
Baa2      BBB           500   St Charles Parish,
                              Louisiana Power and
                              Light, (AMT),
                              6.20%, 5/1/23                 483,514
                                                        -----------
                                                        $   804,010
                                                        -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $34,274,641)              $34,778,418
                                                        ===========

(1) Security has been issued as an inverse floater bond.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio primarily invests in debt securities issued by Louisiana municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1996, 24.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.0% to 9.9% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------

                         Maryland Municipals Portfolio
                   Portfolio of Investments - August 31, 1996
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              COGENERATION - 1.2%
NR        NR         $1,250   Maryland Energy
                              Cogeneration (AES
                              Warrior Run Project)
                              (AMT), 7.40%, 9/1/19     $1,299,525
                                                        ---------
                              EDUCATION - 1.0%
Aa        AA+        $1,000   University of Maryland
                              Auxiliary Facilities &
                              Tuition, 6.30%, 2/1/10   $1,057,510
                                                        ---------
                              ELECTRIC
                              UTILITIES - 7.6%
A2        A          $3,000   Calvert, Maryland PCR
                              (Baltimore Gas &
                              Electric Company),
                              5.55%, 7/15/14           $2,891,190
NR        BBB         2,500   Guam Power Authority,
                              5.25%, 10/1/13            2,239,750
NR        BBB           750   Guam Power Authority,
                              6.625%, 10/1/14             770,737
A1        A           2,225   Prince Georges, Maryland
                              PCR (Potomac Electric),
                              6.375%, 1/15/23           2,322,077
                                                        ---------
                                                       $8,223,754
                                                        ---------
                              ESCROWED - 5.8%
Aaa       NR         $1,125   Baltimore, Maryland
                              Single Family Mortgage
                              (Inner Harbor), 8.00%,
                              12/1/10                  $1,349,692
Aaa       AAA           500   Maryland Health & Higher
                              Educational (University
                              of Maryland) (FGIC),
                              6.50%, 7/1/21               537,940
NR        AAA         1,000   Commonwealth of Puerto
                              Rico Public Improvement,
                              6.80%, 7/1/21             1,116,150
Aaa       AAA         1,500   Puerto Rico Public
                              Buildings Authority,
                              6.875%, 7/1/21            1,679,895
NR        AAA         1,000   University of Maryland
                              System Auxiliary
                              Facility and Tuition,
                              6.50%, 4/1/11             1,078,200
NR        AAA           175   University of Maryland
                              System Auxiliary
                              Facility and Tuition,
                              6.50%, 4/1/12               192,931
Aa        NR            310   Worcester, Maryland
                              Sanitary District,
                              6.55%, 8/15/17              341,245
                                                        ---------
                                                       $6,296,053
                                                        ---------
                              GENERAL OBLIGATIONS - 4.4%
Aa        AA-        $1,000   Hartford, Maryland,
                              4.90%, 12/1/10           $  929,990
A1        AA-           230   Prince Georges,
                              Maryland, 5.00%, 1/15/11
                              (2)                         214,981
Baa1      A           2,000   Puerto Rico, 6.50%,
                              7/1/23                    2,111,160

NR        NR            750   Virgin Islands Public
                              Finance Authority, 7.25%
                              10/1/18                     790,133
Aa1       AA            500   Washington, Maryland
                              Suburban Sanitary
                              District, 6.20%, 6/1/11     524,330
Aa        NR            190   Worcester, Maryland
                              Sanitary District,
                              6.55%, 8/15/17              200,070
                                                        ---------
                                                       $4,770,664
                                                        ---------
                              HOSPITALS - 20.9%
NR        NR         $  485   Berlin, Maryland
                              (Atlantic General
                              Hospital), 8.375%,
                              6/1/22                   $  510,351
A1        A           3,500   Maryland Health & Higher
                              Educational (Good
                              Samaritan Hospital),
                              5.75%, 7/1/19             3,404,345
A         A           1,500   Maryland Health & Higher
                              Educational (Memorial
                              Hospital of Cumberland),
                              6.50%, 7/1/17             1,540,455
A1        A           3,550   Maryland Health & Higher
                              Educational (Suburban
                              Hospital), 5.125%,
                              7/1/21                    3,151,299
Baa1      NR          2,500   Maryland Health & Higher
                              Educational (Union
                              Hospital of Cecil),
                              6.70%, 7/1/22             2,548,350
A         A             700   Maryland Health & Higher
                              Educational (Penninsula
                              Regional Medical
                              Center), 5.00%, 7/1/23      596,449
Baa1      BBB         1,250   Maryland Health & Higher
                              Educational (Howard
                              County General
                              Hospital), 5.50%, 7/1/25  1,079,313
Baa       NR          1,355   Prince Georges, Maryland
                              (Greater Southeast
                              Healthcare System),
                              6.375%, 1/1/13            1,275,705
Baa       NR          4,500   Prince Georges, Maryland
                              (Greater Southeast
                              Healthcare System),
                              6.375%, 1/1/23            4,123,080
A         NR          5,000   Prince Georges, Maryland
                              (Dimensions Health),
                              5.30%, 7/1/24             4,424,500
                                                        ---------
                                                      $22,653,847
                                                        ---------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              HOUSING - 7.6%
Aa        NR         $3,000   Maryland CDA Single
                              Family (AMT), 6.75%,
                              4/1/26                   $ 3,091,380
Aa        NR            245   Maryland CDA Single
                              Family 6.85%, 4/1/11         256,564
Aa        NR            960   Maryland CDA Single
                              Family (AMT), 6.80%,
                              4/1/22                       984,969
Aa        NR            750   Maryland CDA Single
                              Family (AMT), 6.80%,
                              4/1/24                       769,508
Aa        NR          1,810   Maryland CDA Multi
                              Family (FHA), 6.70%,
                              5/15/27                    1,858,924
Aa        NR          1,000   Maryland CDA Multi
                              Family (FHA) (AMT),
                              6.70%, 5/15/36             1,024,400
NR        AAA           300   Prince Georges, Maryland
                              (Antoinette Gardens
                              Apartments) (FHA),
                              7.00%, 3/1/28                314,019
                                                        ----------
                                                       $ 8,299,764
                                                        ----------
                              INDUSTRIAL DEVELOPMENT/
                              POLLUTION CONTROL
                              REVENUE - 13.7%
A1        A          $1,350   Allegany, Maryland
                              (Westvaco Corporation
                              Project), 6.20%, 1/1/08  $ 1,429,245
A2        A             400   Anne Arundel, Maryland
                              (Bethlehem Steel),
                              6.00%, 4/1/24                400,552
NR        NR          1,350   Baltimore, Maryland
                              (Bethlehem Steel
                              Corporation Project),
                              7.50%, 6/1/15              1,399,761
Aa3       AA-         2,000   Baltimore, Maryland
                              (Consolidated Coal Sales
                              Company-E.I. Dupont),
                              6.50%, 12/1/10             2,139,940
Aa3       AA          2,000   Baltimore, Maryland
                              (Consolidated Coal Sales
                              Company-E.I. Dupont),
                              6.50%, 10/1/11             2,140,760
NR        AA-         1,425   Frederick, Maryland EDA
                              (Cargill, Inc. Project),
                              6.30%, 11/1/09 (2)         1,517,525
A2        NR          2,600   Puerto Rico IM&E
                              (American Home), 5.10%,
                              12/1/18                    2,326,194
Baa3      BB+         1,500   Puerto Rico Port
                              Authority (American
                              Airlines) (AMT), 6.30%,
                              6/1/23                     1,499,805
Baa3      BB+         2,000   Puerto Rico Port
                              Authority (American
                              Airlines) (AMT), 6.25%,
                              6/1/26                     1,986,380
                                                        ----------
                                                       $14,840,162
                                                        ----------
                              INSURED EDUCATION - 1.1%
Aaa       AAA        $1,200   Morgan State University,
                              Maryland Academic and
                              Facilities (MBIA),
                              6.10%, 7/1/20            $ 1,262,016
                                                        ----------
                              INSURED ELECTRIC
                              UTILITIES - 3.7%
Aaa       AAA        $4,000   Montgomery, Maryland
                              PCR - Potomac Electric
                              (2nd MBIA), 5.375%,
                              2/15/24                  $  3,716,040
Aaa       AAA           250   Puerto Rico Electric
                              Power Authority
                              (STRIPES) (FSA),
                              Variable, 7/1/03 (1)          268,683
                                                        -----------
                                                       $  3,984,723
                                                        -----------
                              INSURED HOSPITALS - 6.1%
Aaa       AAA        $1,365   Maryland Health & Higher
                              Educational (Washington
                              Community Hospital)
                              (AMBAC), 6.375%, 7/1/22  $ 1,438,191
Aaa       AAA         3,500   Maryland Health & Higher
                              Educational (Anne
                              Arundel Hospital)
                              (AMBAC), 5.00%, 7/1/23     3,015,040
Aaa       AAA         2,150   Puerto Rico IM&E
                              Hospital (MBIA), 6.25%,
                              7/1/24                     2,212,350
                                                        ----------
                                                       $ 6,665,581
                                                        -----------
                              INSURED HOUSING - 0.7%
Aaa       AAA        $  235   Maryland CDA Housing and
                              Community Development
                              (AMBAC), 6.625%, 6/1/12  $   250,797
Aaa       AAA           500   Prince Georges, Maryland
                              (Keystone Apartments)
                              (FHA) (MBIA), 6.80%,
                              7/1/25                       515,015
                                                        ----------
                                                       $   765,812
                                                        ----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              INSURED MISCELLANEOUS - 3.8%
Aaa       AAA        $3,370   Maryland Health & Higher
                              Educational (Johns
                              Hopkins Parking)
                              (AMBAC), 5.50%, 7/1/26   $  3,181,550
Aaa       AAA         1,000   Maryland State Stadium
                              Authority (AMBAC),
                              5.80%, 3/1/26                 964,460
                                                        -----------
                                                       $  4,146,010
                                                        -----------
                              INSURED SOLID WASTE - 4.8%
Aaa       AAA        $5,000   NE Maryland Solid Waste
                              Disposal (2nd MBIA)
                              (AMT), 6.30%, 7/1/16     $  5,180,700
                                                        -----------
                              INSURED TRANSPORTATION - 4.5%
Aaa       AAA        $2,000   Baltimore, Maryland
                              International Airport
                              (AMT) (FGIC), 6.25%,
                              7/1/14                   $  2,057,420
Aaa       AAA         3,000   Washington, D.C. Metro
                              Area Transportation
                              (FGIC), 5.25%, 7/1/14       2,824,290
                                                        -----------
                                                       $  4,881,710
                                                        -----------
                              INSURED WATER & SEWER - 8.6%
Aaa       AAA        $  500   Baltimore, Maryland
                              Water (FGIC), 5.00%,
                              7/1/24                   $    443,160
Aaa       AAA         2,000   Baltimore, Maryland
                              Wastewater (MBIA),
                              5.65%, 7/1/20               1,941,240
Aaa       AAA         2,550   Baltimore, Maryland
                              Wastewater (FGIC),
                              5.00%, 7/1/22               2,253,588
Aaa       AAA         3,000   Baltimore, Maryland
                              Water (FGIC), 5.50%,
                              7/1/26                      2,852,370
Aaa       AAA         2,000   Baltimore, Maryland
                              Sewer (FGIC), 5.50%,
                              7/1/26                      1,904,300
                                                        -----------
                                                       $  9,394,658
                                                        -----------
                              LEASE/CERTIFICATE OF
                              PARTICIPATION - 1.0%
NR        BBB        $1,250   PR IM&E Guaynabo Lease,
                              5.625%, 7/1/22           $  1,129,712
                                                        -----------
                              MISCELLANEOUS - 0.9%
A         NR         $1,000   Baltimore, Maryland
                              Revenue Authority,
                              5.375%, 7/1/18           $    920,990
                                                        -----------
                              TRANSPORTATION - 1.6%
NR        BBB        $1,700   Guam Airport Authority
                              (AMT), 6.70%, 10/1/23    $  1,717,119
                                                        -----------
                              WATER & SEWER - 1.0%
Aa        AA         $1,000   Maryland Water Quality
                              Financing Administration
                              Revolving Loan Fund,
                              6.55%, 9/1/14            $  1,063,330
                                                        -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $107,316,217)            $108,553,640
                                                        ===========

(1) Security has been issued as an inverse floater bond.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.
AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Maryland municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1996, 37.30% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.3% to 13.7% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------

                         Missouri Municipals Portfolio
                   Portfolio of Investments - August 31, 1996
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              EDUCATION - 3.0%
A         NR         $2,750   Missouri Higher
                              Education Loan
                              Authority, Student Loan,
                              (AMT), 5.45%, 2/15/09    $  2,539,158
                                                        -----------
                              ESCROWED - 6.0%
Aaa       AAA        $  240   Missouri Health &
                              Education Authority, St.
                              Louis Children's, (MBIA)
                              6.25%, 5/15/12           $    260,446
Aaa       AAA           350   State of Missouri,
                              Regional Convention &
                              Sports Complex
                              Authority, 6.80%,
                              8/15/11                       389,382
Aaa       AAA           425   Missouri Health &
                              Education Authority,
                              Christian Health, (FGIC)
                              6.875%, 2/15/21               469,128
NR        AAA         1,000   St. Louis County,
                              Mortgage Revenue,
                              (GNMA), 5.40%, 1/1/16         953,790
Aaa       AAA           250   St. Louis County,
                              Regional Convention &
                              Sports Complex
                              Authority, 7.00%,
                              8/15/11                       281,048
Aaa       AAA           600   St. Louis County,
                              Pattonville School
                              District, (FGIC) 6.25%,
                              2/1/10                        641,837
Aaa       AAA         2,000   City of Sikeston,
                              Electric System, (MBIA)
                              6.25%,
                              6/1/22 (2)                  2,182,680
                                                        -----------
                                                       $  5,178,311
                                                        -----------
                              GENERAL OBLIGATIONS - 4.0%
Baa1      A          $1,750   Commonwealth of Puerto
                              Rico, 5.40%, 7/1/25      $  1,606,675
Baa1      A             700   Commonwealth of Puerto
                              Rico, 5.00%, 7/1/21           614,250
Baa1      A             500   Commonwealth of Puerto
                              Rico, Aqueduct and
                              Sewer, 5.00%, 7/1/19          442,205
NR        NR            650   Virgin Islands Public
                              Finance Authority,
                              7.25%, 10/1/18                684,782
                                                        -----------
                                                       $  3,347,912
                                                        -----------
                              HEALTHCARE - 0.4%
Baa1      NR         $  300   Cass County, Fox Springs
                              Living Center, 7.375%,
                              10/1/22                  $    316,842
                                                        -----------

                              HOSPITALS - 9.5%
Baa       NR         $2,000   Missouri Health &
                              Education Authority,
                              Jefferson Memorial,
                              6.00%, 8/15/23           $  1,783,180
Aa        AA          3,250   Missouri Health &
                              Education Authority,
                              Barnes Jewish Christian,
                              5.25%, 5/15/14              3,053,570
Baa       NR          1,900   Missouri Health &
                              Education Authority,
                              Jefferson Memorial,
                              6.80%, 5/15/25              1,878,473
Aa        AA          1,000   Missouri Health &
                              Education Authority,
                              Sisters of Mercy, 6.25%,
                              6/1/15                      1,040,260
NR        BBB+          500   Missouri Health &
                              Education Authority,
                              Lake of the Ozarks,
                              6.50%, 2/15/21                493,945
                                                        -----------
                                                       $  8,249,428
                                                        -----------
                              HOUSING - 3.0%
NR        AAA        $  915   Missouri Housing
                              Development Authority
                              SFMR, (AMT), (GNMA)
                              7.25%, 9/1/26            $  1,001,367
NR        AAA         1,000   Missouri Housing
                              Development Authority
                              SFMR, (GNMA), 6.45%,
                              9/1/27                      1,007,450
NR        AAA           535   Missouri Housing
                              Development Authority
                              SFMR, (AMT), (GNMA)
                              6.75%, 6/1/24                 554,795
                                                        -----------
                                                       $  2,563,612
                                                        -----------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE - 11.7%
NR        BBB-       $1,065   Jefferson County, Kmart
                              Corporation, 6.40%,
                              8/1/08                   $    979,992
NR        NR          1,300   Kansas City, AFCO CARGO
                              MCI, (AMT), 8.50%,
                              1/1/17                      1,408,095
A3        NR          1,200   Missouri Environmental
                              Improvement & Energy
                              Resources Authority,
                              American Cyanamid
                              Company, 5.80%, 9/1/09      1,220,820
A2        NR          1,000   Commonwealth of Puerto
                              Rico, American Home
                              Products, 5.10%, 12/1/18      894,690

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE - (CONTINUED)
Baa3      BB+         2,000   Commonwealth of Puerto
                              Rico, Port Authority,
                              American Airlines (AMT),
                              6.25%, 6/1/26               1,986,380
A1        AA-         3,750   St Louis IDA, Anheuser-
                              Busch Project (AMT),
                              5.875%, 11/1/26             3,603,975
                                                        -----------
                                                       $ 10,093,952
                                                        -----------
                              INSURED TRANSPORTATION - 0.6%
Aaa       AAA        $  500   City of St. Louis, St.
                              Louis-Lambert
                              International Airport,
                              (AMT), (FGIC) 6.125%,
                              7/1/15                   $    507,225
                                                        -----------
                              INSURED EDUCATION - 2.6%
Aaa       AAA        $2,500   Missouri Health and
                              Education, St Louis
                              University, (AMBAC)
                              5.20%, 10/1/26           $  2,238,775
                                                        -----------
                              INSURED GENERAL
                              OBLIGATIONS - 2.5%
Aaa       AAA        $1,250   Kansas City School
                              District, (FGIC) 5.00%,
                              2/1/14                   $  1,138,688
Aaa       AAA           500   Commonwealth of Puerto
                              Rico, (AMBAC), 7/1/15
                              (1)                           495,820
Aaa       AAA           500   Commonwealth of Puerto
                              Rico, (FSA), 7/1/22 (1)       503,790
                                                        -----------
                                                       $  2,138,298
                                                        -----------
                              INSURED
                              HOSPITALS - 15.4%
Aaa       AAA        $1,000   Jackson County,
                              Carondelet Health
                              System, St. Mary's,
                              (MBIA) 5.75%, 7/1/24 (4) $    979,520
Aaa       AAA           800   Jackson County, St.
                              Joseph's Health System,
                              (MBIA) 6.50%, 7/1/19          839,856
Aaa       AAA         1,000   Jackson County, St.
                              Joseph's Health System,
                              (MBIA) 6.50%, 7/1/12        1,056,270
Aaa       AAA           500   Missouri Health &
                              Education Authority,
                              Sisters of St. Mary,
                              (MBIA) 6.25%, 6/1/07          528,805
Aaa       AAA         1,000   Missouri Health &
                              Education Authority,
                              Sisters of St. Mary,
                              (MBIA) 6.25%, 6/1/16        1,031,400
Aaa       AAA         1,500   Missouri Health &
                              Education Authority,
                              Heartland Health System,
                              (AMBAC) 6.35%, 11/15/17     1,558,980
Aaa       AAA         2,900   Missouri Health &
                              Education Authority,
                              Lester Cox Medical
                              Center, (MBIA) 5.35%,
                              6/1/10                      2,849,946
Aaa       AAA         2,000   Missouri Health &
                              Education Authority, St.
                              Luke's Health System,
                              (MBIA) 5.125%, 11/15/19     1,814,660
Aaa       AAA           575   Missouri Health &
                              Education Authority, St.
                              Louis Children's, (MBIA)
                              0%, 5/15/08                   304,859
Aaa       AAA         9,500   Missouri Health &
                              Education Authority,
                              Lester Cox Medical
                              Center, (MBIA) 0%,
                              9/1/20                      2,216,350
                                                        -----------
                                                       $ 13,180,646
                                                        -----------
                              INSURED HOUSING - 1.9%
Aaa       AAA        $1,500   City of Springfield, SCA
                              Realty Multifamily
                              Mortgage Receipts, (FSA)
                              7.10%, 1/1/30            $  1,619,430
                                                        -----------
                              INSURED
                              LEASE/CERTIFICATE OF
                              PARTICIPATION - 4.9%
Aaa       AAA        $1,750   Kansas City Municipal
                              Assistance Corp., Bartle
                              Hall Convention,
                              (AMBAC), 5.00%, 4/15/20     1,562,838
Aaa       AAA         1,000   Kansas City Municipal
                              Assistance Corp., Bartle
                              Hall Convention,
                              (AMBAC), 5.60%, 4/15/16  $    977,820
Aaa       AAA           600   Kansas City School
                              District, Building
                              Corporation, (FGIC)
                              6.50%, 2/1/08                 645,798
Aaa       AAA           500   St. Charles County,
                              Public Facilities
                              Authority, (FGIC)
                              6.375%, 3/15/07               528,235
Aaa       AAA           500   St. Louis County
                              Municipal Finance Corp.,
                              Civil Courts Building,
                              (FGIC) 5.75%, 8/1/13          501,090
                                                        -----------
                                                       $  4,215,781
                                                        -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              INSURED UTILITIES - 7.2%
Aaa       AAA        $5,000   Missouri Environmental
                              Improvement & Energy
                              Resources Authority,
                              Union Electric Project,
                              (AMT), (AMBAC), 5.45%,
                              10/1/28                  $  4,538,000
Aaa       AAA           700   Commonwealth of Puerto
                              Rico, Electric Power
                              Authority, (FSA) 7/1/03
                              (1)                           752,311
Aaa       AAA         1,000   City of Sikeston,
                              Electric System, (MBIA)
                              5.00%, 6/1/22                 888,760
                                                        -----------
                                                       $  6,179,071
                                                        -----------
                              INSURED WATER & SEWER - 1.8%
Aaa       AAA        $1,500   City of St. Louis,
                              (FGIC) 6.00%, 7/1/14     $  1,536,735
                                                        -----------
                              LEASE/CERTIFICATE OF
                              PARTICIPATION - 8.3%
A         BBB+       $3,000   St. Louis County,
                              Regional Convention &
                              Sports Complex
                              Authority, 5.50%,
                              8/15/13                  $  2,766,750
A1        A+          2,000   State of Missouri,
                              Regional Convention &
                              Sports Complex
                              Authority, 5.50%,
                              8/15/21                     1,820,980
A         BBB+        1,000   St. Louis County,
                              Regional Convention &
                              Sports Complex
                              Authority, 5.75%,
                              8/15/21                       917,170
NR        NR          1,500   City of St. Louis,
                              Regional Convention &
                              Sports Complex
                              Authority, 7.90%,
                              8/15/21                     1,643,805
                                                        -----------
                                                       $  7,148,705
                                                        -----------
                              LIFE CARE - 3.5%
NR        NR         $  950   Kansas City, Retirement
                              Facilities, Kingswood
                              United Methodist, 9.00%,
                              11/15/13 (4)             $  1,024,110
NR        NR          2,000   Missouri Health &
                              Education Authority,
                              Lutheran Hospital,
                              6.375%, 2/1/27 (3)          1,970,000
                                                        -----------
                                                       $  2,994,110
                                                        -----------
                              NURSING HOMES - 3.0%
NR        NR         $1,000   Kansas City, Encore
                              Nursing Center, Beverly
                              Enterprises, 8.00%,
                              12/1/02                  $  1,040,990
NR        NR            500   Missouri Health &
                              Education Authority,
                              Bethesda Health Group,
                              6.625%, 8/15/05               493,850
NR        NR          1,000   Missouri Health &
                              Education Authority,
                              Bethesda Health Group,
                              7.50%, 8/15/12              1,013,190
                                                        -----------
                                                       $  2,548,030
                                                        -----------
                              SPECIAL TAX REVENUE - 2.3%
Baa1      A          $1,000   Commonwealth of Puerto
                              Rico, Highway &
                              Transportation
                              Authority, 6.625%,
                              7/1/12                   $  1,057,520
Baa1      A           1,000   Commonwealth of Puerto
                              Rico, Highway &
                              Transportation
                              Authority, 5.50%, 7/1/17      947,720
                                                        -----------
                                                       $  2,005,240
                                                        -----------
                              TRANSPORTATION - 1.1%
NR        NR         $1,000   Lake of the Ozarks
                              Community Board,
                              Missouri Bridge System,
                              6.40%, 12/1/25 (4)       $    948,150
                                                        -----------
                              UTILITIES - 3.0%
NR        BBB        $1,010   Guam Power Authority,
                              6.30%, 10/1/22           $  1,009,929
Baa1      A-          1,500   Commonwealth of Puerto
                              Rico, Electric Power
                              Authority, 6.375%,
                              7/1/24                      1,535,535
                                                        -----------
                                                       $  2,545,464
                                                        -----------
                              WATER & SEWER - 4.3%
Aa        NR         $  800   Missouri Environmental
                              Improvement & Energy
                              Resources Authority,
                              6.875%, 6/1/14           $    867,141
Aa        NR            475   Missouri Environmental
                              Improvement & Energy
                              Resources Authority,
                              6.45%, 7/1/08                 514,245
Aa        NR            500   Missouri Environmental
                              Improvement & Energy
                              Resources Authority,
                              6.55%, 7/1/14                 534,385

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              WATER & SEWER - (CONTINUED)
Aa        NR          1,250   Missouri Environmental
                              Improvement & Energy
                              Resources Authority,
                              7.20%, 7/1/16 (4)           1,417,800
Aa        NR          1,000   Missouri Environmental
                              Improvement & Energy
                              Resources Authority, 0%,
                              1/1/14                        351,960
                                                        -----------
                                                       $  3,685,531
                                                        -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $83,659,501)             $ 85,780,406
                                                        ===========

(1) Security has been issued as an inverse floater bond.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.
(3) When-issued security
(4) Security has been segregated to cover when-issued securities.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Missouri municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1996, 41.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 3.4% to 17.4% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------

                      North Carolina Municipals Portfolio
                   Portfolio of Investments - August 31, 1996
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              EDUCATION - 2.2%
Aa1       AA+        $1,000   North Carolina
                              Educational Facilities
                              Finance Agency, Duke
                              University, 6.75%,
                              10/1/21                  $  1,079,530
NR        AAA         1,000   North Carolina
                              Educational Facilities
                              Finance Agency, Elon
                              College, (CLEE), 6.375%,
                              1/1/07                      1,051,440
Aa        AA          2,000   University of North
                              Carolina at Chapel Hill,
                              5.25%, 2/15/19              1,837,000
                                                        -----------
                                                       $  3,967,970
                                                        -----------
                              ESCROWED - 3.5%
Aa        AA-        $2,450   Pitt County Memorial
                              Hospital, Prerefunded to
                              12/1/01, 6.90%, 12/1/21  $  2,721,386
NR        AAA           150   Puerto Rico General
                              Obligation, Prerefunded
                              to 7/1/00, 7.30%, 7/1/20      167,003
Aaa       AAA         1,500   Puerto Rico Public
                              Building Authority,
                              Prerefunded to 7/1/02,
                              6.875%, 7/1/12              1,679,895
Aaa       A-          1,000   Puerto Rico Electric
                              Power Authority,
                              Prerefunded to 7/1/01,
                              7.00%, 7/1/21               1,117,790
Baa1      AAA           635   Puerto Rico Electric
                              Power Authority,
                              Prerefunded to 7/1/99,
                              7.125%, 7/1/14                690,232
                                                        -----------
                                                       $  6,376,306
                                                        -----------
                              GENERAL OBLIGATIONS - 6.0%
A         A-         $  175   Eden, Water and Sewer
                              Bonds, (AMT), 6.75%,
                              6/1/08                   $    186,757
Aaa       AAA         3,550   North Carolina, 4.75%,
                              2/1/12                      3,196,917
Baa1      A           5,500   Puerto Rico Aqueduct and
                              Sewer Authority, 5.00%,
                              7/1/19                      4,864,255
NR        NR          2,550   Virgin Islands, 7.25%,
                              10/1/18                     2,686,450
                                                        -----------
                                                       $ 10,934,379
                                                        -----------
                              HOSPITALS - 19.2%
Aa        AA         $2,090   Charlotte-Mecklenberg
                              Hospital, 0%, 1/1/06     $  1,264,889
Aa        AA         10,380   Charlotte-Mecklenberg
                              Hospital, 5.875%,
                              1/15/26                    10,200,945
Aa        AA          1,700   North Carolina Medical
                              Care Commission,
                              Carolina Medicorp,
                              6.00%, 5/1/21               1,701,870

NR        A           5,500   North Carolina Medical
                              Care Commission, Mercy
                              Hospital, 6.50%, 8/1/08     5,758,720
Aa        AA          3,000   North Carolina Medical
                              Care Commission, North
                              Carolina Baptist
                              Hospital, 6.00%, 6/1/22     3,008,850
Aa        AA          1,700   North Carolina Medical
                              Care Commission,
                              Presbyterian Health
                              Services, 6.00%, 10/1/24    1,695,325
A1        A+          5,000   North Carolina Medical
                              Care Commission, Rex
                              Hospital, 6.125%, 6/1/10    5,007,750
NR        BBB+        2,500   North Carolina Medical
                              Care Commission,
                              Roanoke-Chowan Hospital,
                              7.75%, 10/1/19              2,616,700
Aa        AA-         1,500   Pitt County Memorial
                              Hospital, 5.25%, 12/1/21    1,369,020
Aa        AA-         2,380   University of North
                              Carolina at Chapel Hill
                              Hospital, 6.00%, 2/15/24    2,379,881
                                                        -----------
                                                       $ 35,003,950
                                                        -----------
                              HOUSING - 12.1%
NR        AAA        $1,900   Charlotte Housing
                              Authority, Double Oaks,
                              (FHA), (FNMA), 7.35%,
                              5/15/26                  $  2,050,328
Aa        A+          1,250   North Carolina HFA,
                              SFMR, (AMT), 6.20%,
                              9/1/27                      1,249,975
Aa        AA          2,000   North Carolina HFA,
                              MFMR, 6.45%, 9/1/27         2,004,800
Aa        A+          2,105   North Carolina HFA,
                              SFMR, (AMT), 6.60%,
                              9/1/26                      2,166,971
Aa        AA          2,250   North Carolina HFA,
                              MFMR, 6.70%, 1/1/26         2,343,330
Aa        A+          3,880   North Carolina HFA,
                              SFMR, (AMT), 6.70%,
                              9/1/26                      4,009,126
Aa        AA          4,395   North Carolina HFA,
                              MFMR, 6.85%, 7/1/13         4,644,636
Aa        A+            855   North Carolina HFA,
                              SFMR, 6.95%, 3/1/17           899,204
Aa        A+            880   North Carolina HFA,
                              SFMR, (AMT), 7.05%,
                              9/1/20                        919,978

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              HOUSING - (CONTINUED)
Aa        AA          1,500   North Carolina HFA,
                              SFMR, (AMT), 6.30%,
                              3/1/26                      1,490,040
Aaa       AAA           130   Puerto Rico HFC, SFMR,
                              (GNMA), 6.85%, 10/15/23       135,621
                                                        -----------
                                                       $ 21,914,009
                                                        -----------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE - 13.6%
Baa1      BBB        $3,200   Haywood County IDA,
                              Champion International
                              Corporation, (AMT),
                              5.50%, 10/1/18 (2)       $  2,936,000
Baa1      BBB         1,500   Haywood County IDA,
                              Champion International
                              Corporation, (AMT),
                              5.75%, 12/1/25              1,375,320
Baa1      NR          1,000   Haywood County IDA,
                              Champion International
                              Corporation, 6.00%,
                              3/1/20                        970,610
Baa1      NR          1,350   Haywood County IDA,
                              Champion International
                              Corporation, (AMT),
                              6.25%, 9/1/25               1,332,194
A2        A           3,500   Martin County IDA,
                              Weyerhaeuser Company
                              Project, (AMT), 6.00%,
                              11/1/25                     3,405,780
A2        A           4,250   Martin County IDA,
                              Weyerhaeuser Company
                              Project, (AMT), 6.80%,
                              5/1/24                      4,448,433
Baa2      BBB         2,500   New Hanover County IDA,
                              Occidental Petroleum
                              Corporation, 6.70%,
                              7/1/19                      2,610,875
Baa3      BB+         5,155   Puerto Rico Port
                              Authority, American
                              Airlines, (AMT), 6.25%,
                              6/1/26                      5,119,894
Baa3      BB+         1,500   Raleigh-Durham Airport
                              Authority, American
                              Airlines, 9.40%, 11/1/00    1,681,995
NR        AA            850   Robeson County IDA,
                              Campbell Soup Company,
                              6.40%, 12/1/06                918,876
                                                        -----------
                                                       $ 24,799,977
                                                        -----------
                              INSURED GENERAL
                              OBLIGATIONS - 2.5%
Aaa       AAA        $1,000   Puerto Rico, (AMBAC),
                              Variable, 7/1/15 (1)     $    991,640
Aaa       AAA         3,500   Puerto Rico, (FSA),
                              Variable, 7/1/22 (1)        3,526,530
                                                        -----------
                                                       $  4,518,170
                                                        -----------
                              INSURED HOSPITALS - 8.6%
Aaa       AAA        $2,000   Catawba County, Catawba
                              Memorial Hospital,
                              (AMBAC), 6.20%, 10/1/12  $  2,052,160
Aaa       AAA           500   Cumberland County
                              Hospital, (MBIA), 0%,
                              10/1/09                       232,620
Aaa       AAA         1,100   New Hanover County
                              Medical Center, 5.75%,
                              10/1/26                     1,060,367
Aaa       AAA         3,750   North Carolina Medical
                              Care Commission, Moore
                              Regional Hospital,
                              (FGIC), 5.00%, 10/1/18      3,311,025
Aaa       AAA         1,750   North Carolina Medical
                              Care Commission, Moore
                              Regional Hospital,
                              (FGIC), 5.20%, 10/1/13      1,635,288
Aaa       AAA         2,500   North Carolina Medical
                              Care Commission, Wesley-
                              Long Community Hospital,
                              (AMBAC), 5.25%, 10/1/17     2,288,450
Aaa       AAA           935   North Carolina Medical
                              Care Commission,
                              Memorial Mission
                              Hospital, (FSA), 0%,
                              10/1/06                       530,836
Aaa       AAA         5,000   North Carolina Medical
                              Care Commission, St.
                              Joseph's Medical Center,
                              (AMBAC), 5.10%, 10/1/14     4,579,600
                                                        -----------
                                                       $ 15,690,346
                                                        -----------
                              INSURED LEASE/CERTIFICATES OF
                              PARTICIPATION - 8.4%
Aaa       AAA        $4,500   Charlotte, Convention
                              Facility, (AMBAC),
                              5.25%, 12/1/13           $  4,232,070
Aaa       AAA         1,475   Concord County, (MBIA),
                              5.75%, 6/1/16               1,442,521
Aaa       AAA         1,750   Duplin County, (FGIC),
                              5.25%, 8/1/14               1,623,335
Aaa       AAA         1,575   Franklin, (FGIC),
                              6.625%, 6/1/14              1,676,493

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              INSURED LEASE/CERTIFICATES OF
                              PARTICIPATION - (CONTINUED)
Aaa       AAA         5,000   Iredell County, Iredell-
                              Statesville Schools,
                              (FGIC), 6.125%, 6/1/07      5,213,450
Aaa       AAA         1,000   Mooresville School
                              District, (AMBAC),
                              6.35%, 10/1/14              1,046,130
                                                        -----------
                                                       $ 15,233,999
                                                        -----------
                              INSURED UTILITIES - 6.6%
Aaa       AAA        $5,500   North Carolina Municipal
                              Power Authority, Catawba
                              Electric, (AMBAC),
                              5.75%, 1/1/15            $  5,413,870
Aaa       AAA         4,000   North Carolina Municipal
                              Power Authority, Catawba
                              Electric, (MBIA), 6.72%,
                              1/1/12 (1)                  3,651,000
Aaa       AAA         1,500   North Carolina Eastern
                              Municipal Power
                              Authority, (FSA),
                              Variable, 1/1/19 (1)        1,397,190
Aaa       AAA         1,400   Puerto Rico Electric
                              Power Authority,
                              (Stripes), (FSA),
                              Variable, 7/1/02 (1)        1,494,178
                                                        -----------
                                                       $ 11,956,238
                                                        -----------
                              LEASE/CERTIFICATES OF
                              PARTICIPATION - 3.7%
A1        A-         $2,065   Buncombe County,
                              6.625%, 12/1/10          $  2,207,133
NR        AA            825   Durham County, 6.10%,
                              7/15/07                       869,080
Aa        AA            985   Durham County, 6.75%,
                              12/1/11                     1,059,762
A1        AA          2,400   Greensboro, Greensboro
                              Coliseum Arena, 6.75%,
                              12/1/09                     2,577,624
                                                        -----------
                                                       $  6,713,599
                                                        -----------
                              SPECIAL TAX REVENUE - 2.9%
Baa1      BBB+       $  200   Puerto Rico Finance
                              Authority, 7.90%, 7/1/07 $    214,378
Baa1      A           4,000   Puerto Rico Highway and
                              Transportation
                              Authority, 5.25%, 7/1/20    3,626,600
Baa1      A           1,490   Puerto Rico Highway and
                              Transportation
                              Authority, 5.50%, 7/1/15    1,435,764
                                                        -----------
                                                       $  5,276,742
                                                        -----------
                              TRANSPORTATION - 0.6%
NR        BBB        $1,000   Guam Airport Authority,
                              (AMT), 6.70%, 10/1/23    $  1,010,070
                                                        -----------
                              UTILITIES - 9.1%
A2        A          $1,015   Chatham County
                              Industrial Facilities
                              and Pollution, Carolina
                              Power & Light, 6.30%,
                              6/15/14                  $  1,079,960
A         A-            550   North Carolina Municipal
                              Power Authority, Catawba
                              Electric, 7.00%, 1/1/16       568,062
A         BBB+        3,200   North Carolina Municipal
                              Power, Eastern Power,
                              6.00%, 1/1/26               3,096,864
A         BBB+        5,000   North Carolina Municipal
                              Power, Eastern Power,
                              6.125%, 1/1/09              5,092,600
Baa1      BBB+        2,000   Puerto Rico Electric
                              Power Authority, 0%,
                              7/1/17                        555,240
Baa1      BBB+        1,000   Puerto Rico Electric
                              Power Authority, 5.25%,
                              7/1/21                        886,100
Baa1      BBB+        3,000   Puerto Rico Electric
                              Power Authority, 5.50%,
                              7/1/25                      2,719,260
Baa1      BBB+        2,000   Puerto Rico Electric
                              Power Authority, 6.00%,
                              7/1/16                      1,965,680
Baa1      BBB+          365   Puerto Rico Electric
                              Power Authority, 7.125%,
                              7/1/14                        389,908
NR        NR            250   Virgin Islands Water and
                              Power Authority, 7.40%,
                              7/1/11                        263,190
                                                        -----------
                                                       $ 16,616,864
                                                        -----------
                              WATER AND SEWER - 1.0%
Aa        AA         $2,000   Orange County, Water &
                              Sewer, 5.20%, 7/1/16     $  1,830,920
                                                        -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $173,941,735)            $181,843,539
                                                        ===========

(1) Security has been issued as an inverse floater bond.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by North Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1996, 25.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.9% to 11.3% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------
                          Oregon Municipals Portfolio
                   Portfolio of Investments - August 31, 1996
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              COGENERATION - 1.7%
NR        NR         $2,000   Western Generation
                              Agency, Wauna
                              Cogeneration Project,
                              (AMT), 7.40%, 1/1/16     $  2,102,220
                                                        -----------
                              EDUCATION - 2.8%
NR        A+         $2,750   State of Oregon Health,
                              Housing, Educational and
                              Cultural Facilities
                              Authority, Reed College
                              Project, 5.375%, 7/1/25  $  2,491,032
A         NR          1,000   City of Salem,
                              Educational Facilities,
                              Willamette University
                              Project, 6.10%, 4/1/14      1,006,420
                                                        -----------
                                                       $  3,497,452
                                                        -----------
                              ESCROWED - 3.7%
A1        AAA        $2,000   City of Medford, Rogue
                              Valley Memorial
                              Hospital, 6.25%, 12/1/07 $  2,180,400
NR        A+          1,250   State of Oregon Health,
                              Housing, Educational and
                              Cultural Facilities
                              Authority, Reed College
                              Project, 6.75%, 7/1/21      1,378,150
NR        AAA           200   Commonwealth of Puerto
                              Rico, Highway &
                              Transportation
                              Authority, 6.625%,
                              7/1/18                        221,468
Baa1      A             800   Commonwealth of Puerto
                              Rico, Highway &
                              Transportation
                              Authority, 6.625%,
                              7/1/18                        881,568
                                                        -----------
                                                       $  4,661,586
                                                        -----------
                              GENERAL OBLIGATIONS - 13.7%
Aa        AA+        $1,000   Tri County Metropolitan
                              Transportation District,
                              Light Rail Extension,
                              6.00%, 7/1/12            $  1,026,880
Aa        NR          2,000   Lane County, City of
                              Eugene, School District,
                              5.375%, 7/1/13              1,942,720
Aa        AA-         1,000   State of Oregon,
                              Veterans' Welfare Bonds,
                              9.00%, 4/1/04               1,248,800
Aa        AA-         1,000   State of Oregon, Board
                              of Higher Education,
                              6.00%, 10/15/18             1,010,600
Aa        AA-         1,250   State of Oregon, Elderly
                              and Disabled Housing,
                              6.375%, 8/1/24              1,309,487
Aa        AA-         5,110   State of Oregon, Elderly
                              and Disabled Housing,
                              (AMT), 5.65%, 8/1/26        4,896,606

Aa        AA-         1,500   State of Oregon,
                              Veterans' Welfare Bonds,
                              5.875%, 10/1/18             1,515,120
Aa        AA-         1,225   State of Oregon,
                              Veterans' Welfare Bonds,
                              5.85%, 10/1/15              1,222,146
Baa1      A           1,000   Commonwealth of Puerto
                              Rico Aqueduct and Sewer
                              Authority, 6.25%, 7/1/12    1,064,270
Baa1      A           2,000   Commonwealth of Puerto
                              Rico Public Building
                              Authority, 5.75%, 7/1/15    1,935,100
                                                        -----------
                                                       $ 17,171,729
                                                        -----------
                              HOSPITALS - 1.6%
NR        A          $1,000   Benton County, Good
                              Samaritan Hospital
                              Corvallis, 6.25%,
                              10/1/09                  $  1,010,660
Aa3       AA          1,000   Clackamas County, Kaiser
                              Permanente, 6.25%,
                              4/1/21                      1,039,170
                                                        -----------
                                                       $  2,049,830
                                                        -----------
                              HOUSING - 15.7%
Aa        NR         $2,500   State of Oregon, Housing
                              and Community Services
                              Department, MFMR,
                              6.875%, 7/1/28           $  2,595,200
NR        A           1,750   City of Portland Housing
                              Authority, MFMR,
                              Riverwood Project,
                              6.00%, 1/1/19               1,716,085
Aaa       NR          2,875   City of Portland Housing
                              Authority, MFMR, Cherry
                              Blossom Apartments,
                              (AMT), 6.20%, 12/20/36      2,879,830
Aa        NR          1,055   State of Oregon, Housing
                              and Community Services
                              Department, SFMR, (AMT),
                              6.80%, 7/1/27               1,081,364
Aa        NR          1,475   State of Oregon, Housing
                              and Community Services
                              Department, SFMR,
                              5.375%, 7/1/17              1,394,539
Aa        NR          2,500   State of Oregon, Housing
                              and Community Services
                              Department, SFMR, (AMT),
                              6.45%, 7/1/26               2,519,050
Aa        NR          2,000   State of Oregon, Housing
                              and Community Services
                              Department, SFMR, (AMT),
                              6.40%, 7/1/26               2,007,500

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)  SECURITY                 VALUE
-------------------------------------------------------------
                              HOUSING - (CONTINUED)
Aa        NR          2,000   State of Oregon Housing
                              and Community Services
                              Department, SFMR, (AMT),
                              6.20%, 7/1/27               1,967,380
Aa        NR          3,500   State of Oregon Housing
                              and Community Services
                              Department, SFMR, (AMT),
                              6.375%, 7/1/27              3,515,435
                                                        -----------
                                                       $ 19,676,383
                                                        -----------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE - 8.2%
Baa2      BBB-       $3,500   Oregon Economic
                              Developments Authority,
                              Georgia Pacific, (AMT),
                              6.35%, 8/1/25            $  3,490,515
NR        BBB-        5,000   Port of Astoria, PCR,
                              James River Project,
                              6.55%,
                              2/1/15 (2)                  4,978,400
NR        NR            750   Port of Portland, Ash
                              Grove Cement Co., 7.25%,
                              10/1/09                       812,948
Baa1      A           1,000   Port of Portland, North
                              Portland Crown
                              Zellerbach Corporation,
                              6.125%, 5/15/08               987,990
                                                        -----------
                                                       $ 10,269,853
                                                        -----------
                              INSURED TRANSPORTATION - 5.4%
Aaa       AAA        $1,000   Port of Portland,
                              Portland International
                              Airport, (AMT), (AMBAC),
                              6.25%, 7/1/18            $  1,056,040
Aaa       AAA         2,750   Port of Portland,
                              Portland International
                              Airport, (AMT), (FGIC)
                              6.00%, 7/1/23               2,849,193
Aaa       AAA         1,250   Port of Portland,
                              Portland International
                              Airport, (AMT), (FGIC)
                              5.75%, 7/1/25               1,218,975
Aaa       AAA         1,500   Oregon Department of
                              Transportation, Westside
                              Light Rail, (MBIA)
                              6.25%, 6/1/09               1,600,110
                                                        -----------
                                                       $  6,724,318
                                                        -----------
                              INSURED EDUCATION - 2.0%
Aaa       AAA        $1,000   State of Oregon Health,
                              Housing, Educational and
                              Cultural Facilities
                              Authority, Lewis and
                              Clark College, (MBIA)
                              6.00%, 10/1/13           $  1,025,780
Aaa       AAA         1,500   State of Oregon Health,
                              Housing, Educational and
                              Cultural Facilities
                              Authority, Lewis and
                              Clark College, (MBIA)
                              6.125%, 10/1/24             1,540,155
                                                        -----------
                                                       $  2,565,935
                                                        -----------
                              INSURED GENERAL
                              OBLIGATIONS - 3.2%
Aaa       AAA        $1,000   Multnomah County,
                              Parkrose School
                              District, (FGIC) 5.70%,
                              12/1/09                  $  1,025,430
Aaa       AAA         1,000   Yamhill, Clackamas &
                              Washington Counties,
                              Newberg School Dist.,
                              (FSA) 5.50%, 6/1/10         1,001,770
Aaa       AAA         2,000   Commonwealth of Puerto
                              Rico, (AMBAC), Variable,
                              7/1/15 (1)                  1,983,280
                                                        -----------
                                                       $  4,010,480
                                                        -----------
                              INSURED HOSPITALS - 2.9%
Aaa       AAA        $3,630   Oregon Health Science
                              University, Capital
                              Appreciation, (MBIA),
                              0%, 7/1/21               $    818,819
Aaa       AAA         2,000   Oregon Health Science
                              University, Capital
                              Appreciation, (MBIA),
                              5.25%, 7/1/28               1,795,700
Aaa       AAA         1,000   Western Lane Hospital
                              District Authority,
                              Sisters of St. Joseph of
                              Peace, (MBIA) 5.75%,
                              8/1/19                        978,760
                                                        -----------
                                                       $  3,593,279
                                                        -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              INSURED LEASE/
                              CERTIFICATES OF
                              PARTICIPATION - 4.7%
Aaa       AAA        $1,250   State of Oregon,
                              Department of General
                              Services, Real Property
                              Financing Program,
                              (AMBAC) 6.25%, 9/1/15    $  1,299,825
Aaa       AAA         1,500   State of Oregon,
                              Department of General
                              Services, Real Property
                              Financing Program,
                              (MBIA), 6.25%, 11/1/19      1,559,910
Aaa       AAA         2,200   State of Oregon,
                              Department of
                              Administration, (MBIA),
                              5.50%, 11/1/20              2,095,412
Aaa       AAA         1,000   State of Oregon,
                              Department of
                              Administration, (MBIA),
                              5.70%, 5/1/16                 984,820
                                                        -----------
                                                       $  5,939,967
                                                        -----------
                              INSURED UTILITIES - 3.2%
Aaa       AAA        $1,000   Emerald People's Utility
                              District, Electric
                              System, (AMBAC) 5.75%,
                              11/1/16                  $    998,720
Aaa       AAA         1,000   City of Eugene, Electric
                              Utility Revenue, (MBIA),
                              5.80%, 8/1/22               1,008,930
Aaa       AAA           500   Commonwealth of Puerto
                              Rico, Electric Power
                              Authority, (FSA),
                              Variable, 7/1/03 (1)          537,365
Aaa       AAA         1,600   Commonwealth of Puerto
                              Rico, Telephone
                              Authority, (MBIA),
                              Variable, 1/16/15 (1)       1,446,400
                                                        -----------
                                                       $  3,991,415
                                                        -----------
                              INSURED WATER & SEWER - 5.2%
Aaa       AAA        $1,000   City of Beaverton,
                              Washington County, Water
                              Revenue,
                              (FSA) 6.125%, 6/1/14     $  1,031,320
Aaa       AAA         1,500   City of Portland, Sewer
                              System, (FGIC) 6.00%,
                              10/1/12                     1,546,305
Aaa       AAA         1,000   South Fork Water Board,
                              First Lien Water
                              Revenue, (FSA) 6.00%,
                              2/1/14                      1,028,140

Aaa       AAA         1,375   Washington County,
                              Unified Sewerage Agency,
                              Senior Lien, (AMBAC),
                              6.125%, 10/1/12             1,430,344
Aaa       AAA         1,500   Washington County,
                              Unified Sewerage Agency,
                              (AMBAC), 6.125%, 10/1/12    1,560,375
                                                        -----------
                                                       $  6,596,484
                                                        -----------
                              LEASE/CERTIFICATE OF
                              PARTICIPATION - 1.9%
A         A          $1,000   Metro Regional Center
                              Project, Certificate of
                              Participation, 5.25%,
                              8/1/22                   $    889,970
Aa        A           1,500   Multnomah County,
                              Certificates of
                              Participation, Juvenile
                              Justice Complex, 6.00%,
                              8/1/12                      1,524,435
                                                        -----------
                                                       $  2,414,405
                                                        -----------
                              POOLED LOAN - 1.1%
A1        NR         $1,500   State of Oregon Health,
                              Housing, Educational and
                              Cultural Facilities
                              Authority, Oregon Coast
                              Aquarium, 5.25%, 10/1/13 $  1,436,340
                                                        -----------
                              SPECIAL TAX REVENUE - 7.2%
A         NR         $1,000   City of Portland, Urban
                              Renewal and
                              Redevelopment Bonds,
                              Downtown Waterfront
                              Project, 6.40%, 6/1/08   $  1,058,780
Baa1      A             500   Commonwealth of Puerto
                              Rico, Highway and
                              Transportation
                              Authority, 6.375%,
                              7/1/08                        530,300
Baa1      A           1,720   Commonwealth of Puerto
                              Rico Highway and
                              Transportation
                              Authority, 5.25%, 7/1/20    1,559,438
Baa1      A           2,000   Commonwealth of Puerto
                              Rico Highway and
                              Transportation
                              Authority, 5.50%, 7/1/17    1,895,440

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              SPECIAL TAX REVENUE - (CONTINUED)
Baa1      A           1,250   Commonwealth of Puerto
                              Rico Highway and
                              Transportation
                              Authority, 5.00%, 7/1/36    1,064,650
A1        AA          3,000   Tri-County Metropolitan
                              Transportation District,
                              Limited Tax Pledge,
                              5.70%, 8/1/13               2,974,110
                                                        -----------
                                                       $  9,082,718
                                                        -----------
                              TRANSPORTATION - 4.0%
Ba2       BB+        $1,500   Port of Portland,
                              Special Obligation
                              Revenue Bonds, Delta
                              Airlines Inc. Project,
                              (AMT), 6.20%, 9/1/22     $  1,465,935
NR        BBB         2,000   Guam Airport Authority,
                              6.50%, 10/1/23              2,013,460
NR        BBB         1,500   Guam Airport Authority,
                              (AMT), 6.70%, 10/1/23       1,515,105
                                                        -----------
                                                       $  4,994,500
                                                        -----------
                              UTILITIES - 9.0%
A1        AA         $1,500   City of Eugene, Electric
                              Utility System, 6.00%,
                              8/1/11                   $  1,519,200
A1        AA          4,055   City of Eugene, Electric
                              Utility System, 5.75%,
                              8/1/16                      4,021,506
Aa        AA-         4,000   City of Eugene, Trojan
                              Nuclear Power Project,
                              5.90%, 9/1/09 (2)           3,942,960
Aa        AA-         1,500   Northern Wasco County,
                              People's Utility
                              District, McNary Dam
                              Fishway Hydroelectric
                              Project, Bonneville
                              Power Administration,
                              5.20%, 12/1/24              1,345,005
A         A+            500   Commonwealth of Puerto
                              Rico, Telephone
                              Authority, Variable,
                              1/1/20 (1)                    510,155
                                                        -----------
                                                       $ 11,338,826
                                                        -----------

                              WATER & SEWER - 2.8%
NR        A+         $2,000   Clackamus County, Water
                              Revenue, 6.375%, 10/1/14 $  2,094,440
A         A+          1,500   City of Gresham, Water
                              Revenue, 5.20%, 11/1/10     1,444,590
                                                        -----------
                                                       $  3,539,030
                                                        -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $122,520,158)            $125,656,750
                                                        ===========

(1) Security has been issued as an inverse floater bond.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax

The Portfolio invests primarily in debt securities issued by Oregon municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1996, 25.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.9% to 11.8% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------

                      South Carolina Municipals Portfolio
                   Portfolio of Investments - August 31, 1996
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY             VALUE
-------------------------------------------------------------
                              EDUCATION - 2.8%
NR        A          $1,500   SC Education Authority,
                              Student Loan, (AMT),
                              6.30%, 9/1/08             $ 1,521,540
                                                        -----------
                              ESCROWED - 1.9%
Aaa       AAA        $  955   Charleston SC COP (MBIA),
                              7.00%, 6/1/19             $ 1,087,936
                                                        -----------
                              HOSPITALS - 6.8%
Aa        AA-        $1,500   Greenville Hospital
                              System Board of Trustees,
                              5.25%, 5/1/17             $ 1,361,070
Baa1      NR          1,500   Horry County, Conway
                              Hospital, 6.75%, 7/1/12     1,522,515
NR        AAA         1,000   SC Jobs Economic
                              Developement, Oconee
                              Memorial Hospital,
                              6.150%, 3/1/25              1,002,280
                                                        -----------
                                                        $ 3,885,865
                                                        -----------
                              HOUSING - 13.7%
NR        AA         $  985   South Carolina HFA, MFMR,
                              Westbury Place, 6.05%,
                              7/1/27                    $   963,369
NR        BBB+        1,000   South Carolina HFA, MFMR,
                              Hunting Ridge, (AMT),
                              6.75%, 6/1/25               1,002,120
NR        AA-         1,780   South Carolina HFA, MFMR,
                              Runaway Bay Apt. Project,
                              6.20%, 12/1/20              1,738,366
Aa        AA          1,500   South Carolina HFA, SFMR,
                              6.375%, 7/1/16              1,513,440
Aa        NR          1,500   South Carolina HFA, SFMR,
                              6.45%, 7/1/17               1,531,530
Aa        NR          1,000   South Carolina HFA, SFMR,
                              (AMT), 6.75%, 7/1/26        1,024,370
                                                        -----------
                                                        $ 7,773,195
                                                        -----------
                              INDUSTRIAL DEVELOPMENT - 29.5%
Baa2      BBB        $1,890   Aiken County, Beloit
                              Corporation, 6.00%,
                              12/1/11                   $ 1,863,824
NR        BBB+        1,500   Chester County, 7.35%,
                              2/1/14                      1,604,640
A1        AA-         1,500   Darlington County, Nucor
                              Corporation, (AMT),
                              5.75%, 8/1/23               1,417,695
A2        A             500   Darlington County, Sonoco
                              Products, (AMT), 6.125%,
                              6/1/25                        503,655
A2        A           2,500   Darlington County, Sonoco
                              Products, (AMT), 6.0%,
                              4/1/26                      2,489,550

Aa3       AA            500   Florence County,
                              Pollution Control, E.I.
                              du Pont de Nemours & Co.,
                              6.35%, 7/1/22                 520,445
NR        NR            600   Florence County, Stone
                              Container Project,
                              7.375%, 2/1/07                615,066
Baa3      BB+         1,500   Puerto Rico Port
                              Authority, American
                              Airlines Project, (AMT),
                              6.25%, 6/1/26               1,489,785
A1        A-          2,665   Richland County,
                              Pollution Control, Union
                              Camp Corporation, (AMT),
                              6.75%, 5/1/22               2,794,279
NR        NR          1,500   Spartanburg County, Solid
                              Waste, Bavarian Motor
                              Works Corp., (AMT),
                              7.55%, 11/1/24              1,597,200
A2        A+          2,000   York County, Hoechst
                              Celanese Corporation,
                              (AMT), 5.70%, 1/1/24        1,876,400
                                                        -----------
                                                        $16,772,539
                                                        -----------
                              INSURED GENERAL
                              OBLIGATION - 1.8%
Aaa       AAA        $1,000   Berkeley County School
                              District, (AMBAC), 6.30%,
                              2/1/16                    $ 1,042,410
                                                        -----------
                              INSURED HEALTHCARE - 4.7%
Aaa       AAA        $3,000   South Carolina Jobs-EDA,
                              Anderson Area Med Center,
                              (MBIA), 5.25%, 2/1/26     $ 2,675,610
                                                        -----------
                              INSURED HOSPITAL - 8.0%
Aaa       AAA        $1,000   Florence County, McLeod
                              Medical Center, (FGIC),
                              5.25%, 11/1/09            $   931,480
Aaa       AAA         1,500   Greenwood County, Self
                              Memorial Hospital,
                              (FGIC), 5.875%, 10/1/17     1,490,055
Aaa       AAA           300   Lexington County Health
                              Services District, Inc.,
                              (FSA), 6.75%, 10/1/18         318,108
Aaa       AAA         1,000   South Carolina Jobs-EDA,
                              Baptist Hospital,
                              (AMBAC), 5.45%, 8/1/15        943,640
Aaa       AAA         1,000   South Carolina Jobs-EDA,
                              Baptist Hospital,
                              (AMBAC), Variable, 8/1/15
                              (1)                           880,220
                                                        -----------
                                                        $ 4,563,503
                                                        -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY             VALUE
-------------------------------------------------------------
                              INSURED LEASE/
                              CERTIFICATE OF
                              PARTICIPATION - 4.4%
Aaa       AAA        $  500   Charleston County,
                              (MBIA), 6.10%, 6/1/11     $   518,895
Aaa       AAA            45   Charleston County,
                              (MBIA), 7.00%, 6/1/19          49,524
Aaa       AAA         1,000   Florence County, Law
                              Center, (AMBAC), 6.00%,
                              3/1/14                      1,011,910
Aaa       AAA           900   North Charleston,
                              Coliseum Capital
                              Improvements, (FGIC),
                              6.00%, 1/1/11                 909,882
                                                        -----------
                                                        $ 2,490,211
                                                        -----------
                              INSURED UTILITIES - 7.8%
Aaa       AAA        $  300   Piedmont Municipal Power
                              Agency, (MBIA),
                              6.25%, 1/1/09             $   321,027
Aaa       AAA         1,000   Piedmont Municipal Power
                              Agency, (MBIA),
                              6.30%, 1/1/14               1,027,220
Aaa       AAA         1,000   South Carolina Public
                              Service Authority, Santee
                              Cooper, (AMBAC),
                              5.00%, 1/1/14                 905,100
Aaa       AAA         1,000   South Carolina Public
                              Service Authority, Santee
                              Cooper, (MBIA),
                              5.125%, 1/1/32                868,230
Aaa       AAA         1,250   South Carolina Public
                              Service Authority,
                              (AMBAC), 6.375%, 7/1/21     1,289,800
                                                        -----------
                                                        $ 4,411,377
                                                        -----------
                              LEASE/CERTIFICATE OF
                              PARTICIPATION - 4.6%
Baa       NR         $  750   Lexington School
                              District, 6.90%, 7/1/08   $   782,490
Baa1      BBB+        1,750   Myrtle Beach Convention
                              Center, 6.875%, 7/1/17      1,802,483
                                                        -----------
                                                        $ 2,584,973
                                                        -----------
                              POOLED LOANS - 0.5%
NR        A+         $  300   SC Resource Authority,
                              Local Government Program,
                              7.00%, 4/1/13             $   308,757
                                                        -----------

                              UTILITIES - 13.5%
A2        A-         $1,650   Berkeley County, South
                              Carolina Electric & Gas
                              Company, 6.50%, 10/1/14   $ 1,745,914
A2        A           1,500   Darlington County,
                              Carolina Power & Light
                              Company, 6.60%, 11/1/10     1,595,700
Baa1      BBB           500   Piedmont Municipal Power
                              Agency, 5.75%, 1/1/24         464,310
Baa1      A-          1,400   Puerto Rico Electric
                              Power Authority, 6.250%,
                              7/1/17                      1,412,754
Baa1      A-            500   Puerto Rico Electric
                              Power Authority, 6.375%,
                              7/1/24                        511,845
Baa1      A-          4,000   Puerto Rico Electric
                              Power Authority, 0%,
                              7/1/17                      1,110,480
Aa        A+          1,000   South Carolina Public
                              Service Authority,
                              5.125%, 1/1/32                840,380
                                                        -----------
                                                        $ 7,681,383
                                                        -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $54,923,381)              $56,799,299
                                                        ===========

(1) Security has been issued as an inverse floater bond.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by South Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1996, 26.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.6% to 11.5% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------

                         Tennessee Municipals Portfolio
                   Portfolio of Investments - August 31, 1996
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              EDUCATION - 1.8%
Baa       NR         $1,000   Nashville and Davidson
                              County, Belmont
                              University, 6.40%,
                              12/1/19                  $  1,008,841
                                                        -----------
                              ESCROWED - 2.7%
Aaa       AAA        $1,500   Shelby County, Lebonheur
                              Children's Hospital,
                              (MBIA) 5.50%, 8/15/12    $  1,499,941
                                                        -----------
                              GENERAL OBLIGATIONS - 5.0%
Aa        AA         $1,000   Metro Government
                              Nashville & Davidson
                              County, 5.875%, 5/15/21  $    991,511
Aa        AA+         1,000   Shelby County Series
                              1993, 5.125%, 3/1/16          921,800
Baa1      A           1,000   Commonwealth of Puerto
                              Rico Aqueduct and Sewer
                              Auth, 5.00%, 7/1/15           900,530
                                                        -----------
                                                       $  2,813,841
                                                        -----------
                              HOSPITALS - 4.1%
Baa1      NR         $  500   City of Clarksville,
                              Clarksville Memorial,
                              6.25%, 7/1/08            $    495,420
Baa1      NR            500   City of Clarksville,
                              Clarksville Memorial,
                              6.375%, 7/1/18                485,901
Baa1      BBB+          250   Knox County, East
                              Tennessee Children's,
                              6.50%, 10/1/12                248,998
NR        A-          1,000   Sumner County, Sumner
                              Regional Health Systems,
                              7.50%, 11/1/14 (4)          1,077,220
                                                        -----------
                                                       $  2,307,539
                                                        -----------
                              HOUSING - 14.6%
NR        AAA        $  500   Knoxville Community
                              Development Corp.,
                              Morningside Gardens,
                              (GNMA) 6.10%, 7/20/20    $    496,846
NR        A             750   Knoxville Community
                              Development Corp.,
                              Clinton Towers, 6.65%,
                              10/15/10                      764,498
NR        A           1,645   Nashville and Davidson
                              County, The Park at
                              Hermitage, 5.90%, 2/1/19    1,525,606
Aa        A+            445   TN HDA, Homeownership
                              Program, 6.80%, 7/1/17        457,968
A1        A+          2,000   TN HDA, Mortgage Finance
                              Program, 5.85%, 7/1/13      2,005,260

A1        A+          2,000   TN HDA, Mortgage Finance
                              Program, 5.95%, 7/1/28      1,982,860
Aa        AA          1,000   TN HDA, Homeownership
                              Program, (AMT) 5.75%,
                              7/1/24                        972,860
                                                        -----------
                                                       $  8,205,898
                                                        -----------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE - 24.6%
Aa3       AA         $1,000   City of Chattanooga,
                              E.I. du Pont de Nemours
                              and Company, 6.35%,
                              7/1/22                   $  1,049,160
Aa2       AA-         1,000   Humphreys County, E.I.
                              du Pont de Nemours and
                              Company, (AMT) 6.70%,
                              5/1/24                      1,055,880
Aa2       AA          2,000   Loudon County, Kimberly-
                              Clark Corp., (AMT)
                              6.20%, 2/1/23 (2)           2,003,740
NR        A-          2,750   Maury County, Saturn
                              Corporation, 6.50%,
                              9/1/24 (4)                  2,831,346
Baa1      BBB         1,500   McMinn County, Calhoun
                              Newsprint Company,
                              Bowater Incorporated
                              Obligor, (AMT) 7.40%,
                              12/1/22                     1,597,636
Baa2      BBB         1,500   Memphis-Shelby County
                              Airport Authority,
                              Federal Express Corp.,
                              6.75%, 9/1/12               1,554,211
Baa2      BBB         1,000   Memphis-Shelby County
                              Airport Authority,
                              Federal Express Corp.,
                              (AMT) 6.20%, 7/1/14           993,501
NR        BBB+          500   Nashville and Davidson
                              County, Osco Treatment
                              Systems, (AMT) 6.00%,
                              5/1/03                        501,310
Baa3      BB+         1,250   Commonwealth of Puerto
                              Rico Port Authority,
                              American Airlines (AMT),
                              6.25%, 6/1/26               1,241,488
A3        NR          1,000   South Fulton County,
                              Tyson Foods Co., 6.40%,
                              10/1/20                       998,710
                                                        -----------
                                                       $ 13,826,982
                                                        -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              INSURED EDUCATION - 6.4%
Aaa       AAA        $1,500   Jackson Health,
                              Education and Housing,
                              Lambuth Univ (FSA),
                              5.90%, 9/1/20            $  1,455,090
Aaa       AAA         1,230   Metro Nashville Health
                              and Education, Meharry
                              Medical College (AMBAC),
                              6.00%, 12/1/19 (3)          1,254,712
Aaa       AAA         1,000   Metro Nashville Health
                              and Education, Meharry
                              Medical College (AMBAC),
                              5.00%, 12/1/24 (3)            878,130
                                                        -----------
                                                       $  3,587,932
                                                        -----------
                              INSURED GENERAL
                              OBLIGATION - 0.5%
Aaa       AAA        $  300   Commonwealth of Puerto
                              Rico, (AMBAC) 7/1/15,
                              (1)                      $    297,492
                                                        -----------
                              INSURED HOUSING - 1.9%
Aaa       AAA        $1,000   Knox County, SCA Realty
                              Multifamily Mortgage
                              Receipts, (FSA) 7.125%,
                              1/1/30                   $  1,077,540
                                                        -----------
                              INSURED
                              HOSPITALS - 12.2%
Aaa       AAA        $  500   City of Bristol, Bristol
                              Memorial, (FGIC) 6.75%,
                              9/1/10                   $    556,286
Aaa       AAA         1,000   City of Bristol, Bristol
                              Memorial, (FGIC) 5.125%,
                              9/1/13                        920,570
Aaa       AAA           250   City of Chattanooga,
                              Memorial Hospital
                              Project, (MBIA) 6.625%,
                              9/1/09                        275,126
Aaa       AAA         2,000   City of Jackson,
                              Jackson-Madison County
                              General Hospital,
                              (AMBAC) 5.625%, 4/1/15      1,933,961
Aaa       AAA         1,500   City of Johnson, Johnson
                              City Medical Center,
                              (MBIA) 5.00%, 7/1/13        1,352,640
Aaa       AAA         2,000   Knox County, Fort
                              Sanders Alliance
                              Obligated Group, (MBIA)
                              5.25%, 1/1/23               1,807,440
                                                        -----------
                                                       $  6,846,023
                                                        -----------

                              INSURED SPECIAL TAX
                              - 3.7%
Aaa       AAA        $1,000   City of Johnson, School
                              District Sales Tax,
                              (AMBAC) 6.70%, 5/1/21    $  1,076,450
Aaa       AAA         1,000   Nashville Sports
                              Authority Stadium
                              Project-1996 (AMBAC),
                              5.875%, 7/1/21                991,510
                                                        -----------
                                                       $  2,067,960
                                                        -----------
                              INSURED TRANSPORTATION
                              - 1.9%
Aaa       AAA        $1,000   Memphis-Shelby County
                              Airport Authority,
                              (MBIA), (AMT) 6.50%,
                              2/15/09                  $  1,064,130
                                                        -----------
                              INSURED UTILITIES - 7.2%
Aaa       AAA        $  750   City of Dickson,
                              Electric System
                              Revenues-1996 (MBIA),
                              5.50%, 9/1/16            $    715,890
Aaa       AAA         1,000   City of Lawrenceburg
                              Electric Revenues
                              (MBIA), 6.625, 7/1/18       1,102,600
Aaa       AAA         1,000   City of Lawrenceburg
                              Electric Revenues
                              (MBIA), 5.50%, 6/1/26         940,081
Aaa       AAA         1,000   Madison County Suburban
                              Utility District, (MBIA)
                              5.00%, 2/1/19                 894,560
Aaa       AAA           400   Commonwealth of Puerto
                              Rico, Electric Power
                              Authority, (FSA) 7/1/03
                              (1)                           429,892
                                                        -----------
                                                       $  4,083,023
                                                        -----------
                              INSURED WATER & SEWER
                              - 2.3%
Aaa       AAA        $  350   Nashville and Davidson
                              Counties, Water System,
                              (AMBAC) 1/1/22 (1)       $    349,018
Aaa       AAA         1,000   Nashville and Davidson
                              Counties, Water System,
                              (FGIC) 5.20%, 1/1/13          953,370
                                                        -----------
                                                       $  1,302,388
                                                        -----------
                              LEASE/CERTIFICATE OF
                              PARTICIPATION - 0.9%
A         NR         $  500   Wilson County
                              Educational Facilities
                              Corporation, 6.125%,
                              6/30/10                  $    511,230
                                                        -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              POOLED LOANS - 3.3%
A         AA-        $  700   Tennessee Local
                              Development Authority,
                              State Loan Program,
                              5.00%, 3/1/15            $    631,113
NR        A-          1,200   Tennessee Local
                              Development Authority,
                              Community Provider,
                              6.55%, 10/1/23              1,223,832
                                                        -----------
                                                       $  1,854,945
                                                        -----------
                              NURSING HOMES - 1.8%
NR        A+         $1,000   Tennessee State
                              Veterans' Homes Board,
                              Humboldt Project, 6.65%,
                              2/1/14 (4)               $  1,021,560
                                                        -----------
                              SPECIAL TAX - 2.4%
Baa1      A          $1,575   Commonwealth of Puerto
                              Rico Highway and Trans
                              Auth, 5.00%, 7/1/36      $  1,341,452
                                                        -----------
                              TRANSPORTATION - 1.8%
NR        BBB        $1,000   Guam Airport Authority,
                              (AMT) 6.70%, 10/1/23     $  1,010,061
                                                        -----------
                              WATER & SEWER - 0.9%
NR        BBB+       $  250   Hamilton County,
                              Eastside Utility
                              District, 6.50%, 11/1/05 $    263,845
NR        BBB+          250   Hamilton County,
                              Eastside Utility
                              District, 6.75%, 11/1/11      261,195
                                                        -----------
                                                       $    525,040
                                                        -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $55,475,532)             $ 56,253,836
                                                        ===========

(1) Security has been issued as an inverse floater bond.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.
(3) When-issued security.
(4) Security has been segregated to cover when-issued securities.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Tennessee municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1996, 38.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregated percentage insured by financial institutions ranged from 4.3% to 17.2% of total investments.

                       See notes to financial statements

--------------------------------------------------------------------------------

                         Virginia Municipals Portfolio
                   Portfolio of Investments - August 31, 1996
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              EDUCATION - 6.1%
NR        A-         $2,000   City of Lynchburgh, IDA,
                              Randolph-Macon Woman's
                              College, 5.875%, 9/1/23  $  1,979,940
Baa       NR          2,220   Rockingham County, IDA,
                              Bridgewater College,
                              5.95%, 10/1/13              2,161,903
NR        A-          1,570   VA College Building
                              Authority, Hampden-
                              Sydney College, 6.60%,
                              9/1/16                      1,636,756
NR        A+            400   VA College Building
                              Authority, Hampton
                              University, 6.50%,
                              4/1/08                        420,192
NR        BBB-        1,150   VA College Building
                              Authority, Marymount
                              University, 7.00%,
                              7/1/12                      1,214,964
NR        BBB-        2,200   VA College Building
                              Authority, Marymount
                              University, 7.00%,
                              7/1/22                      2,306,150
NR        A+          1,000   VA College Building
                              Authority, Hampton
                              University, 5.75%,
                              4/1/14                        982,600
                                                        -----------
                                                       $ 10,702,505
                                                        -----------
                              ESCROWED - 2.4%
Aaa       NR         $1,000   Arlington County, IDA,
                              Arlington Hospital,
                              7.125%, 9/1/21           $  1,121,630
A         NR            500   Augusta County, IDA,
                              Augusta Hospital, 7.00%,
                              9/1/21                        556,885
NR        NR            600   Prince William County,
                              IDA, Virginia Commuter
                              Parking Facilities
                              Lease, 7.25%, 3/1/11          659,514
NR        A+          1,700   City of VA Beach, VA
                              Water and Sewer System,
                              6.625%, 2/1/17              1,866,413
                                                        -----------
                                                       $  4,204,442
                                                        -----------
                              GENERAL OBLIGATIONS - 3.9%
Aaa       AAA        $1,000   Fairfax County, 5.625%,
                              6/1/14                   $    991,590
A1        AA            500   City of Richmond, 6.25%,
                              1/15/18                       516,070
Aa        AA          1,000   Roanoke County, 5.00%,
                              6/1/21                        888,310
Baa1      A             350   Commonwealth of Puerto
                              Rico, 0%, 7/1/04              231,581
NR        NR           4000   Virgin Island, 7.25%,
                              10/1/18                     4,214,040
                                                        -----------
                                                       $  6,841,591
                                                        -----------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              HOSPITALS - 18.3%
A         NR         $3,800   Albermarle County, IDA,
                              Martha Jefferson
                              Hospital, 5.50%, 10/1/20 $  3,500,522
A         NR            315   Chesapeake Hospital
                              Authority, Chesapeake
                              General Hospital, 7.60%,
                              7/1/00                        339,283
Aa        AA          2,500   Fairfax County, IDA,
                              Inova Health System
                              Hospitals, 5.00%,
                              8/15/23                     2,164,975
Aa        AA          2,910   Fairfax County, IDA,
                              Inova Health System
                              Hospitals, 5.00%,
                              8/15/14                     2,634,307
Aa        AA          2,000   Fairfax County, IDA,
                              Inova Health System
                              Hospitals, 5.00%,
                              8/15/15                     1,794,120
Aa        AA          1,000   Fairfax County, IDA,
                              Inova Health System
                              Hospitals, 6.00%,
                              8/15/26                       991,710
NR        A-          2,000   Medical College of
                              Hampton Roads, 6.875%,
                              11/15/11                    2,127,540
A         A           1,250   City of Martinsville,
                              IDA, Memorial Hospital
                              of Martinsville and
                              Henry County, 7.00%,
                              1/1/06                      1,303,087
Aa        AA          3,000   Norfolk County, IDA,
                              Sentara Health System,
                              5.00%, 11/1/20              2,609,310
Aa        AA          2,000   Norfolk County, IDA,
                              Sentara Health System,
                              5.50%, 11/1/17              1,878,600
Aa        AA-         3,500   Peninsula Ports
                              Authority of Virginia,
                              Riverside Health System,
                              6.625%, 7/1/10              3,670,170
A         NR          2,400   Prince William County,
                              IDA, Potomac Hospital,
                              6.85%, 10/1/25              2,498,088
Aa        AA          3,000   Virginia Beach
                              Development Authority,
                              Sentara Bayside
                              Hospital, 6.60%, 11/1/09    3,169,140
A         NR          1,060   Washington County, IDA,
                              Johnston Memorial
                              Hospital, 7.00%, 7/1/22     1,125,275
A         NR          1,000   Washington County, IDA,
                              Johnston Memorial
                              Hospital, 6.25%, 7/1/06     1,046,960
A         NR          1,000   Washington County, IDA,
                              Johnston Memorial
                              Hospital, 6.00%, 7/1/14       994,490
                                                        -----------
                                                       $ 31,847,577
                                                        -----------

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--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              HOUSING - 13.3%
NR        AAA        $1,250   Fairfax County
                              Redevelopment and
                              Housing Authority, Multi
                              Family Mortgage Revenue,
                              (FHA), 7.00%, 5/1/26     $  1,335,363
NR        AAA         1,000   Hampton Redevelopment
                              and Housing Authority,
                              Senior Living, (GNMA),
                              6.00%, 1/20/26                994,440
NR        AAA         1,800   Suffolk Redevelopment
                              and Housing Authority,
                              Prince Williams Commons,
                              (FNMA), 6.45%, 6/1/19       1,814,922
Aa1       AA+         5,000   VA HDA, Multi Family
                              Mortgage Revenue, (AMT),
                              6.75%, 7/1/21               5,201,000
Aa        AA+         3,500   VA HDA, Multi Family
                              Mortgage Revenue, 7.05%,
                              5/1/18                      3,683,085
Aa1       AA+         3,000   VA HDA, Single Family
                              Mortgage Revenue, 7.10%,
                              1/1/22                      3,151,200
Aa1       AA+         2,350   VA HDA, Single Family
                              Mortgage Revenue, 7.10%,
                              1/1/17                      2,475,490
Aa1       NR          2,500   VA HDA, Single Family
                              Mortgage Revenue, 6.85%,
                              1/1/15                      2,612,100
Aa        NR          1,900   VA HDA, Single Family
                              Mortgage Revenue,
                              Variable, 7/1/04 (1)        1,863,520
                                                        -----------
                                                       $ 23,131,120
                                                        -----------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE - 11.9%
Aa        NR         $2,190   City of Chesapeake,
                              Cargill Inc., 5.875%,
                              3/1/13                   $  2,208,987
A2        A+          3,000   City of Giles, Hoechst
                              Celanese Corporation,
                              (AMT), 5.95%, 12/1/25       2,856,300
A2        A+          2,000   City of Giles, Hoechst
                              Celanese Corporation,
                              6.45%, 5/1/26               2,024,280
A2        A+          1,000   City of Giles, Hoechst
                              Celanese Corporation,
                              (AMT), 6.625%, 12/1/22      1,029,560
A2        A           2,000   Henrico County, Browning
                              Ferris Inc., (AMT),
                              5.45%, 1/1/14 (2)           1,900,900
     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
A1        A-          4,000   Isle of Wright County,
                              Union Camp Corporation,
                              (AMT), 6.55%, 4/1/24        4,114,200
Baa3      BBB         5,520   West Point, Chesapeake
                              Corporation, (AMT),
                              6.375%, 3/1/19              5,545,226
Baa3      BBB           980   West Point, Chesapeake
                              Corporation, 6.25%,
                              3/1/19                        986,252
                                                        -----------
                                                       $ 20,665,705
                                                        -----------
                              INSURED GENERAL OBLIGATION - 2.5%
Aaa       AAA        $2,000   Loudon County, (MBIA),
                              5.25%, 1/1/30            $  1,795,220
Aaa       AAA         3,000   City of Richmond,
                              (FGIC), 5.00%, 1/15/21      2,642,580
                                                        -----------
                                                       $  4,437,800
                                                        -----------
                              INSURED HOSPITALS - 8.6%
Aaa       AAA        $1,665   Arlington County, IDA,
                              The Arlington Hospital,
                              (AMBAC), 5.00% , 9/1/21  $  1,433,532
Aaa       AAA         5,000   Augusta County, IDA,
                              Augusta Hospital
                              Corporation, (AMBAC),
                              5.125%, 9/1/21              4,514,850
Aaa       AAA         2,500   Chesapeake Hospital
                              Authority, Chesapeake
                              General Hospital,
                              (MBIA), 5.25%, 7/1/18       2,278,950
Aaa       AAA         1,500   Henrico County, Bon
                              Secour Health Systems,
                              (MBIA), 6.25%, 8/15/20      1,578,690
Aaa       AAA         1,000   City of Roanoke, IDA,
                              Franklin Memorial
                              Hospital and St. Albans
                              Psychiatric Hospital,
                              (MBIA), 5.25%, 7/1/25         901,440
Aaa       AAA         2,250   City of VA Beach, IDA,
                              Virginia Beach Memorial
                              Hospital, (AMBAC),
                              5.125%, 2/15/18             2,029,185
Aaa       AAA         2,000   City of Winchester, IDA,
                              Winchester Medical
                              Center, (AMBAC),
                              Variable,
                              1/21/14 (1)                 2,169,600
                                                        -----------
                                                       $ 14,906,247
                                                        -----------

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--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              INSURED TRANSPORTATION - 5.8%
Aaa       AAA        $6,500   Metropolitan Washington
                              Airports Authority,
                              (MBIA), (AMT), 5.75%,
                              10/1/20                  $  6,206,590
Aaa       AAA         3,000   Northern Virginia
                              Transportation District
                              Commission, (FGIC),
                              5.25%, 7/1/10               2,852,520
Aaa       AAA         1,000   Richmond Metropolitan
                              Authority Expressway,
                              (FGIC), 6.375%, 7/15/16     1,040,270
                                                        -----------
                                                       $ 10,099,380
                                                        -----------
                              INSURED UTILITIES - 0.5%
Aaa       AAA        $  900   Commonwealth of Puerto
                              Rico, Telephone
                              Authority, (MBIA),
                              Variable, 1/16/15 (1)    $    813,600
                                                        -----------
                              INSURED WATER & SEWER - 4.4%
Aaa       AAA        $2,000   Loudon County Sanitation
                              Authority, (MBIA),
                              5.25%, 1/1/25            $  1,819,380
Aaa       AAA         1,000   Norfolk County Water and
                              Sewer Authority,
                              (AMBAC), 5.25%, 11/1/13       941,680
Aaa       AAA         1,000   Roanoke County Water and
                              Sewer Authority, (FGIC),
                              5.00%, 7/1/21                 881,030
Aaa       AAA         1,750   Upper Occoquan Sewage
                              Authority, (FGIC),
                              5.00%, 7/1/15               1,581,475
Aaa       AAA         2,700   Upper Occoquan Sewage
                              Authority, (MBIA),
                              5.15%, 7/1/20               2,474,685
                                                        -----------
                                                       $  7,698,250
                                                        -----------
                              LEASE/CERTIFICATE OF
                              PARTICIPATION - 7.7%
Aa        AA         $2,250   Fairfax County Economic
                              Development Authority,
                              Lease, Government Center
                              Properties, 5.25%,
                              11/15/18                 $  2,046,825
Aa        AA          2,250   Fairfax County Economic
                              Development Authority,
                              Lease, Government Center
                              Properties, 5.50%,
                              5/15/14                     2,163,690
A         NR          3,000   Rockingham and
                              Harrisonburg Counties,
                              Harrisonburg
                              Redevelopment and
                              Housing Authority,
                              Lease, 6.50%, 9/1/14        3,080,670

Aa        AA          2,000   Henrico County, IDA,
                              Lease, 7.00%, 8/1/13        2,230,520
Aa        AA          2,250   Henrico County, IDA,
                              Lease, 7.125%, 8/1/21       2,503,620
NR        NR          1,250   King George County,
                              Lease, 7.00%, 12/15/12      1,284,525
                                                        -----------
                                                       $ 13,309,850
                                                        -----------
                              LIFE CARE - 1.2%
NR        NR         $2,000   Loudon County, IDA,
                              Falcons Landing, 8.75%,
                              11/1/24                  $  2,029,420
                                                        -----------
                              NURSING HOMES - 0.2%
NR        NR         $  325   Covington-Allegheny
                              County, IDA, Beverly
                              Enterprises, 9.375%,
                              9/1/01                   $    363,243
                                                        -----------
                              SOLID WASTE - 1.8%
A1        A+         $  915   Fairfax County Economic
                              Development Authority,
                              Ogden Martin Systems of
                              Fairfax Incorporated,
                              (AMT), 7.75%, 2/1/11     $    986,754
Baa1      A-          2,250   Southeastern Public
                              Service Authority, Solid
                              Waste Systems, (AMT),
                              6.00%, 7/1/13               2,196,270
                                                        -----------
                                                       $  3,183,024
                                                        -----------
                              SPECIAL TAX REVENUE - 4.5%
Baa1      A          $2,200   Commonwealth of Puerto
                              Rico Highway &
                              Transportation
                              Authority, 5.25%, 7/1/20 $  1,994,630
Baa1      A             500   Commonwealth of Puerto
                              Rico Highway &
                              Transportation
                              Authority, 5.00%, 7/1/22      435,320
Baa1      A           2,100   Commonwealth of Puerto
                              Rico Highway &
                              Transportation
                              Authority, 5.00%, 7/1/36    1,788,612
Aa        AA          1,000   VA State Transportation
                              Board Revenue, Route 28,
                              Variable, 4/1/18 (1)        1,067,430
Aa        AA          2,800   VA State Transportation
                              Board Revenue, US Route
                              28, 5.25%, 5/15/19          2,557,380
                                                        -----------
                                                       $  7,843,372
                                                        -----------
                              TRANSPORTATION - 0.2%
NR        BBB        $  400   Charlotesville-Albermarle
                              VA Airport Authority,
                              (AMT), 6.125%, 12/1/13   $    384,932
                                                        -----------

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--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)          SECURITY            VALUE
-------------------------------------------------------------
                              UTILITIES - 1.1%
Baa1      BBB+       $3,000   Commonwealth of Puerto
                              Rico Electric Authority
                              Power, 0%, 7/1/17        $    832,860
NR        NR          1,000   Virgin Islands Water and
                              Power Authority, 7.40%,
                              7/1/11                      1,052,760
                                                        -----------
                                                       $  1,885,620
                                                        -----------
                              WATER & SEWER REVENUE - 5.6%
Aa        AA-        $2,000   Fairfax County, VA Water
                              Authority, 5.75%, 4/1/29 $  1,914,940
Aa        AA-         1,000   Fairfax County, VA Water
                              Authority, Variable,
                              4/1/29 (1)                    922,180
Aa        AA-         4,095   Fairfax County, VA Water
                              Authority, 5.00%, 4/1/16    3,679,071
NR        AA          1,655   VA Resource Authority,
                              Hopewell Waste Water,
                              (AMT), 6.00%, 10/1/25       1,645,881
NR        AA          1,880   VA Resource Authority,
                              Campbell Utilities,
                              5.125%, 10/1/19             1,669,402
                                                        -----------
                                                       $  9,831,474
                                                        -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $166,591,098)            $174,179,152
                                                        ===========

(1) Security has been issued as an inverse floater bond.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1996, 21.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.6% to 10.3% of total investments.

                       See notes to financial statements

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--------------------------------------------------------------------------------

                             Municipals Portfolios
                              Financial Statements
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                August 31, 1996
--------------------------------------------------------------------------------

                                                         ALABAMA        ARKANSAS         GEORGIA         KENTUCKY
                                                        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                       ------------    -----------     ------------    ------------
ASSETS:
  Investments --
     Identified cost                                   $103,574,803    $72,738,104     $105,076,413    $126,102,002
     Unrealized appreciation                              2,698,089        968,243        3,041,721       3,332,570
                                                       ------------    -----------     ------------    ------------
  Total investments, at value (Note 1A)                $106,272,892    $73,706,347     $108,118,134    $129,434,572
  Cash                                                      428,829            201              496       1,336,192
  Receivable for daily variation margin on open
     financial futures contracts (Note 1E)                   49,688         33,125           75,938          29,250
  Receivable for investments sold                                --             --          857,431              --
  Interest receivable                                     1,830,350      1,113,212        1,564,546       2,224,354
  Deferred organization expenses (Note 1D)                    2,185          3,669            3,312           1,832
                                                       ------------    -----------     ------------    ------------
          Total assets                                 $108,583,944    $74,856,554     $110,619,857    $133,026,200
                                                       ------------    -----------     ------------    ------------
LIABILITIES:
  Demand note payable (Note 5)                         $         --    $   744,000     $    200,000    $         --
  Payable for when-issued securities (Note 1G)                   --             --        1,435,337              --
  Payable to affiliates --
     Trustees' fees (Note 2)                                  1,459          1,129            1,459           1,460
  Accrued expenses                                           38,935          8,208            8,766           7,287
                                                       ------------    -----------     ------------    ------------
          Total liabilities                            $     40,394    $   753,337     $  1,645,562    $      8,747
                                                       ------------    -----------     ------------    ------------
NET ASSETS applicable to investors' interest in
  Portfolio                                            $108,543,550    $74,103,217     $108,974,295    $133,017,453
                                                       ==============  ============    ==============  ==============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                       $105,743,761    $73,067,176     $105,778,342    $129,717,960
  Unrealized appreciation of investments and
     financial futures contracts (computed on the
     basis of identified cost)                            2,799,789      1,036,041        3,195,953       3,299,493
                                                       ------------    -----------     ------------    ------------
          Total                                        $108,543,550    $74,103,217     $108,974,295    $133,017,453
                                                       ==============  ============    ==============  ==============

                       See notes to financial statements

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--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                August 31, 1996
--------------------------------------------------------------------------------

                                                   LOUISIANA        MARYLAND        MISSOURI       NORTH CAROLINA
                                                   PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                  -----------     ------------     -----------     --------------
ASSETS:
  Investments --
     Identified cost                              $34,274,641     $107,316,217     $83,659,501      $173,941,735
     Unrealized appreciation                          503,777        1,237,423       2,120,905         7,901,804
                                                  -----------     ------------     -----------      ------------
  Total investments, at value (Note 1A)           $34,778,418     $108,553,640     $85,780,406      $181,843,539
  Cash                                                206,137          514,620         159,141         2,315,367
  Receivable for daily variation margin on open
     financial futures contracts (Note 1E)             17,719           49,688          63,281            67,500
  Receivable for investments sold                      30,000               --              --                --
  Interest receivable                                 617,777        1,485,090       1,145,605         2,831,296
  Deferred organization expenses (Note 1D)              3,340            2,342           1,954             4,948
                                                  -----------     ------------     -----------      ------------
          Total assets                            $35,653,391     $110,605,380     $87,150,387      $187,062,650
                                                  -----------     ------------     -----------      ------------
LIABILITIES:
  Payable for investments purchased               $   601,734     $         --     $        --      $         --
  Payable for when-issued securities (Note 1G)             --               --       1,981,688                --
  Payable to affiliates --
     Trustees' fees (Note 2)                              273            1,460           1,121             1,899
  Accrued expenses                                      2,713           15,575           5,215            16,366
                                                  -----------     ------------     -----------      ------------
          Total liabilities                       $   604,720     $     17,035     $ 1,988,024      $     18,265
                                                  -----------     ------------     -----------      ------------
NET ASSETS applicable to investors' interest in
  Portfolio                                       $35,048,671     $110,588,345     $85,162,363      $187,044,385
                                                  ===========     ============     ===========      ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                  $34,512,856     $109,249,224     $82,912,932      $179,020,532
  Unrealized appreciation of investments and
     financial futures contracts (computed on
     the basis of
     identified cost)                                 535,815        1,339,121       2,249,431         8,023,853
                                                  -----------     ------------     -----------      ------------
          Total                                   $35,048,671     $110,588,345     $85,162,363      $187,044,385
                                                  ===========     ============     ===========      ============

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                August 31, 1996
--------------------------------------------------------------------------------

                                                     OREGON        SOUTH CAROLINA      TENNESSEE        VIRGINIA
                                                   PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                  ------------     --------------     -----------     ------------
ASSETS:
  Investments --
     Identified cost                              $122,520,158      $ 54,923,381      $55,475,532     $166,591,098
     Unrealized appreciation                         3,136,592         1,875,918          778,304        7,588,054
                                                   -----------      ------------      -----------     ------------
  Total investments, at value (Note 1A)           $125,656,750      $ 56,799,299      $56,253,836     $174,179,152
  Cash                                               2,285,772               547        1,082,279          393,973
  Receivable for daily variation margin on open
     financial futures contracts (Note 1E)              30,063                --           37,969           39,813
  Receivable for investments sold                       25,280         1,855,388               --        1,000,918
  Interest receivable                                1,766,214           834,686          881,135        2,992,467
  Deferred organization expenses (Note 1D)               2,940             3,532            3,442            4,020
                                                   -----------      ------------      -----------     ------------
          Total assets                            $129,767,019      $ 59,493,452      $58,258,661     $178,610,343
                                                   -----------      ------------      -----------     ------------
LIABILITIES:
  Demand note payable (Note 5)                    $         --      $  1,167,000      $        --     $         --
  Payable for investments purchased                         --                --        2,187,897          959,222
  Payable for when-issued securities (Note 1G)              --                --               --               --
  Payable to affiliates --
     Trustees' fees (Note 2)                             1,449             1,129            1,121            1,899
  Accrued expenses                                       6,915             7,176            4,290            4,901
                                                   -----------      ------------      -----------     ------------
          Total liabilities                       $      8,364      $  1,175,305      $ 2,193,308     $    966,022
                                                   -----------      ------------      -----------     ------------
NET ASSETS applicable to investors' interest in
  Portfolio                                       $129,758,655      $ 58,318,147      $56,065,353     $177,644,321
                                                   ===========      ============      ===========     ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                  $126,656,060      $ 56,442,229      $55,209,934     $170,101,289
  Unrealized appreciation of investments and
     financial futures contracts (computed on
     the basis of
     identified cost)                                3,102,595         1,875,918          855,419        7,543,032
                                                   -----------      ------------      -----------     ------------
          Total                                   $129,758,655      $ 58,318,147      $56,065,353     $177,644,321
                                                   ===========      ============      ===========     ============

                       See notes to financial statements

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--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                       For the Year Ended August 31, 1996
--------------------------------------------------------------------------------

                                                           ALABAMA       ARKANSAS         GEORGIA       KENTUCKY
                                                          PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                         -----------    -----------     -----------    -----------
INVESTMENT INCOME:
  Interest income (Note 1B)                              $ 6,851,010    $ 4,621,168     $ 7,145,924    $ 8,382,372
                                                         -----------    -----------     -----------    -----------
  Expenses --
     Investment adviser fee (Note 2)                     $   455,711    $   280,071     $   473,056    $   577,479
     Compensation of Trustees not members of the
       Investment Adviser's organization (Note 2)              8,405          7,036           8,405          8,406
     Custodian fee (Note 1J)                                  53,149         43,150          67,566         74,670
     Legal and accounting services                            26,282         23,682          26,265         26,282
     Amortization of organization expenses (Note 1D)           1,574          1,508           2,199          1,325
     Miscellaneous                                            19,385         23,642          11,289         16,549
                                                         -----------    -----------     -----------    -----------
       Total expenses                                    $   564,506    $   379,089     $   588,780    $   704,711
     Deduct reduction of custodian fee (Note 1J)              46,364         13,624          56,585         43,044
                                                         -----------    -----------     -----------    -----------
       Net expenses                                      $   518,142    $   365,465     $   532,195    $   661,667
                                                         -----------    -----------     -----------    -----------
          Net investment income                          $ 6,332,868    $ 4,255,703     $ 6,613,729    $ 7,720,705
                                                         -----------    -----------     -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) --
     Investment transactions (identified cost basis)     $ 1,661,053    $   409,550     $   857,232    $  (616,659)
     Financial futures contracts                            (173,308)      (123,307)        (97,162)      (601,899)
                                                         -----------    -----------     -----------    -----------
       Net realized gain (loss) on investments           $ 1,487,745    $   286,243     $   760,070    $(1,218,558)
                                                         -----------    -----------     -----------    -----------
  Change in unrealized appreciation (depreciation) --
     Investments                                         $(1,171,352)   $  (576,414)    $  (387,654)   $ 1,324,853
     Financial futures contracts                             164,734        112,821         154,232         45,714
                                                         -----------    -----------     -----------    -----------
       Net unrealized appreciation (depreciation)        $(1,006,618)   $  (463,593)    $  (233,422)   $ 1,370,567
                                                         -----------    -----------     -----------    -----------
          Net realized and unrealized gain (loss) on
            investments                                  $   481,127    $  (177,350)    $   526,648    $   152,009
                                                         -----------    -----------     -----------    -----------
            Net increase in net assets from operations   $ 6,813,995    $ 4,078,353     $ 7,140,377    $ 7,872,714
                                                         ===========    ===========     ===========    ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                       For the Year Ended August 31, 1996
--------------------------------------------------------------------------------

                                                      LOUISIANA       MARYLAND        MISSOURI       NORTH CAROLINA
                                                      PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                     -----------     -----------     -----------     --------------
INVESTMENT INCOME:
  Interest income (Note 1B)                          $ 2,163,506     $ 6,871,539     $ 5,435,654      $ 11,592,850
                                                     -----------     -----------     -----------       -----------
  Expenses --
     Investment adviser fee (Note 2)                 $    81,468     $   454,842     $   339,243      $    832,564
     Compensation of Trustees not members of the
       Investment Adviser's organization (Note 2)          2,044           8,406           5,318            11,016
     Custodian fee (Note 1J)                              24,746          67,183          49,585            97,155
     Legal and accounting services                        23,582          23,482          24,182            30,882
     Bond pricing                                          6,326           9,185              --                --
     Amortization of organization expenses (Note
       1D)                                                 1,357           1,523           1,409             3,375
     Miscellaneous                                         6,517          22,009          21,537            35,447
                                                     -----------     -----------     -----------       -----------
       Total expenses                                $   146,040     $   586,630     $   441,274      $  1,010,439
                                                     -----------     -----------     -----------       -----------
  Deduct --
     Reduction of investment adviser fee (Note 2)    $    40,000     $        --     $        --      $         --
     Reduction of custodian fee (Note 1J)                 23,317          30,707          13,158            80,694
                                                     -----------     -----------     -----------       -----------
       Total                                         $    63,317     $    30,707     $    13,158      $     80,694
                                                     -----------     -----------     -----------       -----------
          Net expenses                               $    82,723     $   555,923     $   428,116      $    929,745
                                                     -----------     -----------     -----------       -----------
            Net investment income                    $ 2,080,783     $ 6,315,616     $ 5,007,538      $ 10,663,105
                                                     -----------     -----------     -----------       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) --
     Investment transactions (identified cost
       basis)                                        $  (101,512)    $ 1,707,109     $ 1,192,422      $   (206,784)
     Financial futures contracts                        (251,973)       (173,349)        (90,509)           68,035
                                                     -----------     -----------     -----------       -----------
          Net realized gain (loss) on investments    $  (353,485)    $ 1,533,760     $ 1,101,913      $   (138,749)
                                                     -----------     -----------     -----------       -----------
  Change in unrealized appreciation
     (depreciation) --
     Investments                                     $   242,866     $  (735,475)    $(1,154,555)     $    620,646
     Financial futures contracts                          47,289         164,731         128,526           122,050
                                                     -----------     -----------     -----------       -----------
       Net unrealized appreciation (depreciation)    $   290,155     $  (570,744)    $(1,026,029)     $    742,696
                                                     -----------     -----------     -----------       -----------
          Net realized and unrealized gain (loss)
            on investments                           $   (63,330)    $   963,016     $    75,884      $    603,947
                                                     -----------     -----------     -----------       -----------
            Net increase in net assets from
               operations                            $ 2,017,453     $ 7,278,632     $ 5,083,422      $ 11,267,052
                                                     ===========     ===========     ===========       ===========

                       See notes to financial statements

--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                       For the Year Ended August 31, 1996
--------------------------------------------------------------------------------

                                                     OREGON        SOUTH CAROLINA      TENNESSEE       VIRGINIA
                                                    PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                   -----------     --------------     -----------     -----------
INVESTMENT INCOME:
  Interest income (Note 1B)                        $ 8,221,218      $  3,785,352      $ 3,443,711     $11,381,552
                                                   -----------     --------------     -----------     -----------
  Expenses --
     Investment adviser fee (Note 2)               $   574,189      $    201,026      $   181,502     $   811,731
     Compensation of Trustees not members of the
       Investment Adviser's organization (Note
          2)                                             9,090             6,447            6,439          11,016
     Custodian fee (Note 1J)                            75,912            34,304           35,778          94,070
     Interest expense (Note 5)                              --            52,147               --              --
     Legal and accounting services                      26,182            23,682           23,582          30,173
     Amortization of organization expenses (Note
       1D)                                               2,097             1,446            2,365           2,771
     Miscellaneous                                      17,748             9,651           10,122          18,362
                                                   -----------     --------------     -----------     -----------
       Total expenses                              $   705,218      $    328,703      $   259,788     $   968,123
     Deduct reduction of custodian fee (Note 1J)        43,303            17,420           13,320          70,033
                                                   -----------     --------------     -----------     -----------
          Net expenses                             $   661,915      $    311,283      $   246,468     $   898,090
                                                   -----------     --------------     -----------     -----------
            Net investment income                  $ 7,559,303      $  3,474,069      $ 3,197,243     $10,483,462
                                                   -----------     --------------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) --
     Investment transactions (identified cost
       basis)                                      $  (429,494)     $    767,038      $   212,502     $   613,287
     Financial futures contracts                      (539,638)         (107,652)        (171,136)       (434,540)
                                                   -----------     --------------     -----------     -----------
       Net realized gain (loss) on investments     $  (969,132)     $    659,386      $    41,366     $   178,747
                                                   -----------     --------------     -----------     -----------
  Change in unrealized appreciation
     (depreciation) --
     Investments                                   $   487,222      $   (468,193)     $   249,315     $   193,892
     Financial futures contracts                         4,861                --          111,655         (45,022)
                                                   -----------     --------------     -----------     -----------
       Net unrealized appreciation
          (depreciation)                           $   492,083      $   (468,193)     $   360,970     $   148,870
                                                   -----------     --------------     -----------     -----------
          Net realized and unrealized gain
            (loss) on investments                  $  (477,049)     $    191,193      $   402,336     $   327,617
                                                   -----------     --------------     -----------     -----------
            Net increase in net assets from
               operations                          $ 7,082,254      $  3,665,262      $ 3,599,579     $10,811,079
                                                   ============    ================== ============    ============

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                       For the Year Ended August 31, 1996
--------------------------------------------------------------------------------

                                                     ALABAMA          ARKANSAS         GEORGIA          KENTUCKY
                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                   ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                         $  6,332,868     $  4,255,703     $  6,613,729     $  7,720,705
     Net realized gain (loss) on investment
       transactions                                   1,487,745          286,243          760,070       (1,218,558)
     Change in unrealized appreciation
       (depreciation)
       of investments                                (1,006,618)        (463,593)        (233,422)       1,370,567
                                                   ------------      -----------     ------------     ------------
       Net increase in net assets from
          operations                               $  6,813,995     $  4,078,353     $  7,140,377     $  7,872,714
                                                   ------------      -----------     ------------     ------------
  Capital transactions --
     Contributions                                 $  5,435,768     $  3,573,437     $  4,580,164     $  6,532,846
     Withdrawals                                    (22,192,266)     (15,083,575)     (25,694,913)     (26,656,733)
                                                   ------------      -----------     ------------     ------------
       Decrease in net assets resulting from
          capital transactions                     $(16,756,498)    $(11,510,138)    $(21,114,749)    $(20,123,887)
                                                   ------------      -----------     ------------     ------------
            Net decrease in net assets             $ (9,942,503)    $ (7,431,785)    $(13,974,372)    $(12,251,173)
NET ASSETS:
  At beginning of year                              118,486,053       81,535,002      122,948,667      145,268,626
                                                   ------------      -----------     ------------     ------------
  At end of year                                   $108,543,550     $ 74,103,217     $108,974,295     $133,017,453
                                                   ============      ===========     ============     ============

--------------------------------------------------------------------------------

                                                   LOUISIANA        MARYLAND         MISSOURI       NORTH CAROLINA
                                                   PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                  -----------     ------------     ------------     --------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                        $ 2,080,783     $  6,315,616     $  5,007,538      $ 10,663,105
     Net realized gain (loss) on investment
       transactions                                  (353,485)       1,533,760        1,101,913          (138,749)
     Change in unrealized appreciation
       (depreciation)
       of investments                                 290,155         (570,744)      (1,026,029)          742,696
                                                  -----------     ------------      -----------      ------------
       Net increase in net assets from
          operations                              $ 2,017,453     $  7,278,632     $  5,083,422      $ 11,267,052
                                                  -----------     ------------      -----------      ------------
  Capital transactions --
     Contributions                                $ 4,634,958     $  9,198,950     $  4,159,884      $ 19,433,725
     Withdrawals                                   (5,912,419)     (20,893,413)     (17,243,046)      (38,835,116)
                                                  -----------     ------------      -----------      ------------
       Decrease in net assets resulting from
          capital transactions                    $(1,277,461)    $(11,694,463)    $(13,083,162)     $(19,401,391)
                                                  -----------     ------------      -----------      ------------
            Net increase (decrease) in net
               assets                             $   739,992     $ (4,415,831)    $ (7,999,740)     $ (8,134,339)
NET ASSETS:
  At beginning of year                             34,308,679      115,004,176       93,162,103       195,178,724
                                                  -----------     ------------      -----------      ------------
  At end of year                                  $35,048,671     $110,588,345     $ 85,162,363      $187,044,385
                                                  ===========     ============      ===========      ============

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                       For the Year Ended August 31, 1996
--------------------------------------------------------------------------------

                                                    OREGON        SOUTH CAROLINA      TENNESSEE        VIRGINIA
                                                  PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                 ------------     --------------     -----------     ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                       $  7,559,303      $  3,474,069      $ 3,197,243     $ 10,483,462
     Net realized gain (loss) on investment
       transactions                                  (969,132)          659,386           41,366          178,747
     Change in unrealized appreciation
       (depreciation)
       of investments                                 492,083          (468,193)         360,970          148,870
                                                 ------------       -----------      -----------     ------------
       Net increase in net assets from
          operations                             $  7,082,254      $  3,665,262      $ 3,599,579     $ 10,811,079
                                                 ------------       -----------      -----------     ------------
  Capital transactions --
     Contributions                               $  5,697,262      $  5,386,887      $ 4,078,787     $  9,068,306
     Withdrawals                                  (29,411,782)      (12,145,670)     (10,286,316)     (33,982,986)
                                                 ------------       -----------      -----------     ------------
       Decrease in net assets resulting from
          capital transactions                   $(23,714,520)     $ (6,758,783)     $(6,207,529)    $(24,914,680)
                                                 ------------       -----------      -----------     ------------
            Net decrease in net assets           $(16,632,266)     $ (3,093,521)     $(2,607,950)    $(14,103,601)
NET ASSETS:
  At beginning of year                            146,390,921        61,411,668       58,673,303      191,747,922
                                                 ------------       -----------      -----------     ------------
  At end of year                                 $129,758,655      $ 58,318,147      $56,065,353     $177,644,321
                                                 ============       ===========      ===========     ============

--------------------------------------------------------------------------------
                       For the Year Ended August 31, 1995
--------------------------------------------------------------------------------

                                                     ALABAMA          ARKANSAS         GEORGIA          KENTUCKY
                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                   ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                         $  6,676,427     $  4,614,351     $  7,291,242     $  8,179,915
     Net realized loss on investment
       transactions                                  (3,373,448)      (2,517,820)      (7,312,379)      (2,715,132)
     Change in unrealized appreciation of
       investments                                    5,884,230        3,464,139        6,679,653        4,942,400
                                                   ------------     ------------     ------------     ------------
       Net increase in net assets from
          operations                               $  9,187,209     $  5,560,670     $  6,658,516     $ 10,407,183
                                                   ------------     ------------     ------------     ------------
  Capital transactions --
     Contributions                                 $ 15,271,028     $  7,773,910     $ 12,224,959     $ 13,579,954
     Withdrawals                                    (23,135,575)     (14,716,313)     (33,658,605)     (23,928,447)
                                                   ------------     ------------     ------------     ------------
       Decrease in net assets resulting from
          capital transactions                     $ (7,864,547)    $ (6,942,403)    $(21,433,646)    $(10,348,493)
                                                   ------------     ------------     ------------     ------------
            Net increase (decrease) in net
               assets                              $  1,322,662     $ (1,381,733)    $(14,775,130)    $     58,690
NET ASSETS:
  At beginning of year                              117,163,391       82,916,735      137,723,797      145,209,936
                                                   ------------     ------------     ------------     ------------
  At end of year                                   $118,486,053     $ 81,535,002     $122,948,667     $145,268,626
                                                   ==============   =============    ==============   ==============

                       See notes to financial statements

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                       For the Year Ended August 31, 1995
--------------------------------------------------------------------------------

                                                   LOUISIANA        MARYLAND        MISSOURI       NORTH CAROLINA
                                                   PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                  -----------     ------------     -----------     --------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                        $ 1,975,712     $  6,659,328     $ 5,326,719      $ 11,250,399
     Net realized loss on investment
       transactions                                (1,669,621)      (3,315,017)     (3,038,940)       (9,105,062)
     Change in unrealized appreciation of
       investments                                  1,664,246        4,913,566       5,471,264         9,060,016
                                                  -----------     ------------     -----------     --------------
       Net increase in net assets from
          operations                              $ 1,970,337     $  8,257,877     $ 7,759,043      $ 11,205,353
                                                  -----------     ------------     -----------     --------------
  Capital transactions --
     Contributions                                $ 6,817,148     $ 14,770,279     $ 8,450,749      $ 18,834,488
     Withdrawals                                   (5,902,141)     (25,879,697)    (18,215,122)      (34,633,470)
                                                  -----------     ------------     -----------     --------------
       Increase (decrease) in net assets
          resulting from
          capital transactions                    $   915,007     $(11,109,418)    $(9,764,373)     $(15,798,982)
                                                  -----------     ------------     -----------     --------------
            Total increase (decrease) in net
               assets                             $ 2,885,344     $ (2,851,541)    $(2,005,330)     $ (4,593,629)
NET ASSETS:
  At beginning of year                             31,423,335      117,855,717      95,167,433       199,772,353
                                                  -----------     ------------     -----------     --------------
  At end of year                                  $34,308,679     $115,004,176     $93,162,103      $195,178,724
                                                  ============    ==============   ============    ==================

--------------------------------------------------------------------------------
                       For the Year Ended August 31, 1995
--------------------------------------------------------------------------------

                                                    OREGON        SOUTH CAROLINA      TENNESSEE        VIRGINIA
                                                  PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                 ------------     --------------     -----------     ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                       $  8,186,774      $  3,526,297      $ 3,284,148     $ 11,081,732
     Net realized loss on investment
       transactions                                (4,370,692)       (4,027,763)      (1,911,797)      (7,610,652)
     Change in unrealized appreciation of
       investments                                  7,371,961         4,266,658        2,627,149       10,279,680
                                                 ------------     --------------     -----------     ------------
       Net increase in net assets from
          operations                             $ 11,188,043      $  3,765,192      $ 3,999,500     $ 13,750,760
                                                 ------------     --------------     -----------     ------------
  Capital transactions --
     Contributions                               $ 12,298,876      $  9,608,721      $ 7,946,656     $ 24,173,920
     Withdrawals                                  (30,215,219)      (14,226,934)      (9,768,536)     (40,695,946)
                                                 ------------     --------------     -----------     ------------
       Decrease in net assets resulting from
          capital transactions                   $(17,916,343)     $ (4,618,213)     $(1,821,880)    $(16,522,026)
                                                 ------------     --------------     -----------     ------------
            Net increase (decrease) in net
               assets                            $ (6,728,300)     $   (853,021)     $ 2,177,620     $ (2,771,266)
NET ASSETS:
  At beginning of year                            153,119,221        62,264,689       56,495,683      194,519,188
                                                 ------------     --------------     -----------     ------------
  At end of year                                 $146,390,921      $ 61,411,668      $58,673,303     $191,747,922
                                                 ==============   =================  ============    ==============

                       See notes to financial statements

--------------------------------------------------------------------------------

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                             ALABAMA PORTFOLIO                            ARKANSAS PORTFOLIO
                                             --------------------------------------------------       ---------------------------
                                                 YEAR ENDED AUGUST 31,           YEAR ENDED              YEAR ENDED AUGUST 31,
                                             ------------------------------   -----------------       ---------------------------
                                               1996       1995      1994*     SEPT. 30, 1993**         1996      1995     1994***
                                             --------   --------   --------   -----------------       -------   -------   -------
RATIOS (As a percentage of average
 daily net assets)++:
  Net expenses (1)                              0.49%      0.47%      0.44%+         0.25%+             0.48%     0.46%     0.24%+
  Net expenses after custodian
    fee reduction                               0.45%         --         --             --              0.46%        --        --
  Net investment income                         5.50%      5.77%      5.37%+         5.52%+             5.40%     5.69%     5.60%+
Portfolio Turnover                                52%        51%        26%            10%                11%       23%       16%
NET ASSETS, end of year
  (000 omitted)                              $108,544   $118,486   $117,163        $83,628            $74,103   $81,535   $82,917
++The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:
RATIOS (As a percentage of average daily net assets):
  Expenses (1)                                                                       0.35%+                                 0.43%+
  Net investment income                                                              5.42%+                                 5.41%+

--------------------------------------------------------------------------------

                                      GEORGIA PORTFOLIO                                        KENTUCKY PORTFOLIO
                      --------------------------------------------------       --------------------------------------------------
                          YEAR ENDED AUGUST 31,           YEAR ENDED               YEAR ENDED AUGUST 31,           YEAR ENDED
                      ------------------------------   -----------------       ------------------------------   -----------------
                        1996       1995      1994*     SEPT. 30, 1993**          1996       1995      1994*      SEPT. 30,1993**
                      --------   --------   --------   -----------------       --------   --------   --------   -----------------
RATIOS (As a
 percentage of
 average daily net
 assets):
  Net expenses (1)       0.50%      0.46%      0.44%+          0.40%+             0.53%      0.49%      0.46%+          0.40%+
  Net expenses after
    custodian
    fee reduction        0.45%         --         --              --              0.50%         --         --              --
  Net investment
    income               5.59%      5.73%      5.37%+          5.37%+             5.49%      5.75%      5.39%+          5.40%+
Portfolio Turnover         21%        48%        45%             35%                28%        30%        21%             11%
NET ASSETS, end of
  year
  (000 omitted)       $108,974   $122,949   $137,724       $ 119,311           $133,017   $145,269   $145,210       $ 117,936

 (1) The expense ratios for the year ended August 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before August 31, 1995 have not been adjusted to reflect this change.
  + Annualized.
  * For the eleven months ended August 31, 1994.
 ** For the period from the start of business, February 1, 1993, to September
    30, 1993.
*** For the seven months ended August 31, 1994.

                       See notes to financial statements

--------------------------------------------------------------------------------

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                      LOUISIANA PORTFOLIO                                 MARYLAND PORTFOLIO
                              ------------------------------------   ------------------------------------------------------------
                                     YEAR ENDED AUGUST 31,                     YEAR ENDED AUGUST 31,                YEAR ENDED
                              ------------------------------------   -----------------------------------------   ----------------
                                 1996         1995       1994***        1996            1995          1994*      SEPT. 30, 1993**
                              ----------   ----------   ----------   -----------     -----------   -----------   ----------------
RATIOS (As a percentage of
  average daily net
  assets)++:
  Net expenses (1)                0.30%        0.22%        0.14%+        0.51%           0.47%         0.44%+          0.36%+
  Net expenses after
    custodian fee reduction       0.23%           --           --         0.48%              --            --              --
  Net investment income           5.90%        6.06%        5.86%+        5.50%           5.79%         5.44%+          5.41%+
Portfolio Turnover                  99%          46%          21%           33%             30%           41%             34%
NET ASSETS, end of year
  (000 omitted)                $ 35,049     $ 34,309     $ 31,423     $ 110,588       $ 115,004     $ 117,856        $ 94,213

++The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (As a percentage of
  average daily net assets):
  Expenses (1)                    0.41%        0.33%        0.33%+                                                      0.38%+
  Expenses after custodian
    fee reduction                 0.35%           --           --                                                          --
  Net investment income           5.79%        5.95%        5.67%+                                                      5.39%+

--------------------------------------------------------------------------------

                                             MISSOURI PORTFOLIO                                  NORTH CAROLINA PORTFOLIO
                                ------------------------------------------------     ----------------------------------------------
                                  YEAR ENDED AUGUST 31,            YEAR ENDED         YEAR ENDED AUGUST 31,          YEAR ENDED
                                -------------------------       ----------------     -----------------------       ----------------
                                1996     1995       1994*       SEPT. 30, 1993**     1996      1995    1994*       SEPT. 30, 1993**
                                ----     ----       -----       ----------------     ----      ----    -----       ----------------
RATIOS (As a percentage of
  average daily net
  assets)++:
  Net expenses (1)                0.49%       0.48%      0.45%+         0.40%+           0.52%     0.48%     0.46%+        0.43%+
  Net expenses after
    custodian fee reduction       0.47%         --         --              --            0.48%        --        --            --
  Net investment income           5.52%      5.76%      5.36%+          5.36%+           5.51%     5.78%     5.40%+        5.43%+
Portfolio Turnover                  36%        24%        28%              6%             54%        33%       37%           21%
NET ASSETS, end of year
  (000 omitted)                $ 85,162   $ 93,162   $ 95,167         $75,273        $187,044  $ 195,179  $199,772      $172,534

 (1) The expense ratios for the year ended August 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before August 31, 1995 have not been adjusted to reflect this change.
  + Annualized.
  * For the eleven months ended August 31, 1994.
 ** For the period from the start of business, February 1, 1993, to September
    30, 1993.
*** For the seven months ended August 31, 1994.

                       See notes to financial statements

--------------------------------------------------------------------------------

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                 OREGON PORTFOLIO                               SOUTH CAROLINA PORTFOLIO
                              -------------------------------------------------------   -----------------------------------------
                                     YEAR ENDED AUGUST 31,              YEAR ENDED                YEAR ENDED AUGUST 31,
                              ------------------------------------   ----------------   -----------------------------------------
                                 1996         1995        1994*      SEPT. 30, 1993**      1996           1995         1994***
                              ----------   ----------   ----------   ----------------   ----------     -----------   ------------
RATIOS (As a percentage of
 average daily net assets):
  Net expenses (1)                0.50%        0.50%        0.46%+          0.43%+          0.53%          0.44%          0.37%+
  Net expenses after
    custodian fee reduction       0.47%           --           --              --           0.51%             --             --
  Net investment income           5.37%        5.60%        5.26%+          5.30%+          5.65%          5.81%          5.47%+
Portfolio Turnover                  28%          22%          15%             32%             36%            75%            23%
NET ASSETS, end of year
  (000 omitted)                $129,759     $146,391     $153,119        $127,497        $ 58,318        $61,412       $ 62,265

--------------------------------------------------------------------------------

                                              TENNESSEE PORTFOLIO                                 VIRGINIA PORTFOLIO
                                -------------------------------------------------     ----------------------------------------------
                                   YEAR ENDED AUGUST 31,           YEAR ENDED          YEAR ENDED AUGUST 31,          YEAR ENDED
                                ---------------------------     -----------------     --------------------------    ----------------
                                1996      1995        1994*     SEPT. 30, 1993**      1996       1995       1994*   SEPT. 30, 1993**
                                ----      ----        -----     -----------------     ----       ----       -----   ----------------
RATIOS (As a percentage of
  average daily net
  assets)++:
  Net expenses (1)               0.45%      0.41%      0.36%+        0.08%+            0.51%      0.48%      0.46%+       0.43%+
  Net expenses after
    custodian fee reduction      0.43%         --         --            --             0.48%        --         --
  Net investment income          5.52%      5.81%      5.49%+        5.60%+            5.55%      5.81%      5.49%+       5.49%+
Portfolio Turnover                 39%        20%        10%           69%               30%        38%        48%          29%
NET ASSETS, end of year
  (000 omitted)                $56,065    $58,673    $56,496       $39,266          $177,644   $191,748   $194,519     $174,260

++The operating expenses of the Tennessee Portfolio reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (As a percentage of average daily net assets):
 Expenses(1)                                             0.31%+
  Net investment income                                  5.37%+

 (1) The expense ratios for the year ended August 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before August 31, 1995 have not been adjusted to reflect this change.
  + Annualized.
  * For the eleven months ended August 31, 1994.
 ** For the period from the start of business, February 1, 1993, to September
    30, 1993.
*** For the seven months ended August 31, 1994.

                       See notes to financial statements

--------------------------------------------------------------------------------

                         Notes to Financial Statements

--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Alabama Municipals Portfolio (Alabama Portfolio), Arkansas Municipals Portfolio (Arkansas Portfolio), Georgia Municipals Portfolio (Georgia Portfolio), Kentucky Municipals Portfolio (Kentucky Portfolio), Louisiana Municipals Portfolio (Louisiana Portfolio), Maryland Municipals Portfolio (Maryland Portfolio), Missouri Municipals Portfolio (Missouri Portfolio), North Carolina Municipals Portfolio (North Carolina Portfolio), Oregon Municipals Portfolio (Oregon Portfolio), South Carolina Municipals Portfolio (South Carolina Portfolio), Tennessee Municipals Portfolio (Tennessee Portfolio) and Virginia Municipals Portfolio (Virginia Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS--Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME--Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. INCOME TAXES--The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deductions or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. DEFERRED ORGANIZATION EXPENSES--Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

E. FINANCIAL FUTURES CONTRACTS--Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contract and may realize a loss.

F. PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS--Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

G. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-- The Portfolios may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

H. USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

I. OTHER--Investment transactions are accounted for on a trade date basis.

J. EXPENSE REDUCTION--Investors Bank & Trust Company (IBT), serves as custodian of the Portfolios. Prior to November 10, 1995, IBT was an affiliate of BMR and EVM. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce each Portfolio's custodian fees are reflected as a reduction of operating expense on the statements of operations.

--------------------------------------------------------------------------------

(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio.

The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities).

For the year ended August 31, 1996, each Portfolio paid advisory fees as follows:

                                    PORTFOLIO               AMOUNT     EFFECTIVE RATE*
                         -------------------------------   --------    ---------------
                         Alabama                           $455,711         0.40%
                         Arkansas                          280,071          0.36%
                         Georgia                           473,056          0.40%
                         Kentucky                          577,479          0.41%
                         Louisiana                          81,468          0.23%
                         Maryland                          454,842          0.40%
                         Missouri                          339,243          0.37%
                         North Carolina                    832,564          0.43%
                         Oregon                            574,189          0.41%
                         South Carolina                    201,026          0.33%
                         Tennessee                         181,502          0.31%
                         Virginia                          811,731          0.43%

* Advisory fees paid as a percentage of average daily net assets.

To enhance the net income of the Louisiana Portfolio, BMR made a reduction of its fee in the amount of $40,000 for the year ended August 31, 1996.

Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 1996, no significant amounts have been deferred.

Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(3) INVESTMENTS

Purchases and sales of investments, other than U.S. Government securities, put option transactions and short-term obligations, for the year ended August 31, 1996, were as follows:

                 ALABAMA PORTFOLIO        ARKANSAS PORTFOLIO        GEORGIA PORTFOLIO        KENTUCKY PORTFOLIO
                -------------------    ------------------------    -------------------    ------------------------
Purchases           $58,516,396              $  8,677,659              $24,488,625              $ 38,215,680
Sales                69,323,963                15,815,010               36,265,111                52,724,448

                LOUISIANA PORTFOLIO       MARYLAND PORTFOLIO       MISSOURI PORTFOLIO     NORTH CAROLINA PORTFOLIO
                -------------------    ------------------------    -------------------    ------------------------
Purchases           $35,368,398              $ 37,590,785              $32,502,501              $103,584,501
Sales                34,380,628                44,321,106               38,605,067               113,325,903

                 OREGON PORTFOLIO      SOUTH CAROLINA PORTFOLIO    TENNESSEE PORTFOLIO       VIRGINIA PORTFOLIO
                -------------------    ------------------------    -------------------    ------------------------
Purchases           $38,780,050              $ 22,348,475              $21,979,715              $ 54,834,409
Sales                59,102,501                28,749,687               23,829,135                68,236,868

--------------------------------------------------------------------------------
(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at August 31, 1996, as computed on a federal income tax basis, are as follows:

                                    ALABAMA               ARKANSAS              GEORGIA               KENTUCKY
                                   PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO
                                  ------------         --------------         ------------         --------------
Aggregate Cost                    $103,574,803          $ 72,738,104          $105,076,413          $126,102,002
                                  ------------         --------------         ------------         --------------
Gross unrealized
  appreciation                    $  3,446,091          $  1,681,892          $  3,659,100          $  4,103,780
Gross unrealized
  depreciation                         748,002               713,649               617,379               771,210
                                  ------------         --------------         ------------         --------------
     Net unrealized
       appreciation               $  2,698,089          $    968,243          $  3,041,721          $  3,332,570
                                  ==============       =================      ==============       ==================

                                   LOUISIANA              MARYLAND              MISSOURI           NORTH CAROLINA
                                   PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO
                                  ------------         --------------         ------------         --------------
Aggregate Cost                    $ 34,274,641          $107,316,217          $ 83,659,501          $173,941,735
                                  ------------         --------------         ------------         --------------
Gross unrealized
  appreciation                    $    770,992          $  2,709,795          $  3,057,213          $  8,295,425
Gross unrealized
  depreciation                         267,215             1,472,372               936,308               393,621
                                  ------------         --------------         ------------         --------------
     Net unrealized
       appreciation               $    503,777          $  1,237,423          $  2,120,905          $  7,901,804
                                  ==============       =================      ==============       ==================

                                     OREGON            SOUTH CAROLINA          TENNESSEE              VIRGINIA
                                   PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO
                                  ------------         --------------         ------------         --------------
Aggregate Cost                    $122,520,158          $ 54,923,381          $ 55,475,532          $166,591,098
                                  ------------         --------------         ------------         --------------
Gross unrealized
  appreciation                    $  4,105,957          $  2,085,490          $  1,169,546          $  7,996,957
Gross unrealized
  depreciation                         969,365               209,572               391,242               408,903
                                  ------------         --------------         ------------         --------------
     Net unrealized
       appreciation               $  3,136,592          $  1,875,918          $    778,304          $  7,588,054
                                  ==============       =================      ==============       ==================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(5) LINE OF CREDIT

The Portfolios participate with other Portfolios and Funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Each Portfolio may temporarily borrow up to 5% of its total assets to satisfy redemption requests or settle transactions. Interest is charged to each Portfolio or Fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating portfolios and funds at the end of each quarter. At August 31, 1996, the Arkansas Portfolio, Georgia Portfolio and South Carolina Portfolio had a balance outstanding pursuant to this line of credit of $744,000, $200,000 and $1,167,000, respectively. For the South Carolina Portfolio, the average daily balance outstanding was $750,000, and the average interest rate was 6.96%. For the South Carolina Portfolio, the maximum borrowing during the year ended August 31, 1996 was $6,564,000. The Portfolios, exclusive of the South Carolina Portfolio, did not have any significant borrowings or allocated fees during the year ended August 31, 1996.

--------------------------------------------------------------------------------
(6) FINANCIAL INSTRUMENTS
The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.
The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at August 31, 1996 is as follows:

                                                                                    NET UNREALIZED
                    FUTURES CONTRACTS                                                APPRECIATION
   PORTFOLIO         EXPIRATION DATE             CONTRACTS             POSITION     (DEPRECIATION)
----------------    -----------------     ------------------------     --------     --------------
Alabama                9/96                30 U.S. Treasury Bonds        Short         $ 51,247
                       12/96               30 U.S. Treasury Bonds        Short           50,453
                                                                                    --------------
                                                                                       $101,700
                                                                                    =================
Arkansas               9/96                20 U.S. Treasury Bonds        Short         $ 34,164
                       12/96               20 U.S. Treasury Bonds        Short           33,634
                                                                                    --------------
                                                                                       $ 67,798
                                                                                    =================
Georgia                12/96               90 U.S. Treasury Bonds        Short         $154,232
Kentucky               9/96                36 U.S. Treasury Bonds        Short         $(33,078)
Louisiana              12/96               21 U.S. Treasury Bonds        Short         $ 32,038
Maryland               9/96                30 U.S. Treasury Bonds        Short         $ 51,245
                       12/96               30 U.S. Treasury Bonds        Short           50,453
                                                                                    --------------
                                                                                       $101,698
                                                                                    =================
Missouri               12/96               75 U.S. Treasury Bonds        Short         $128,526
North Carolina         12/96               80 U.S. Treasury Bonds        Short         $122,049
Oregon                 9/96                37 U.S. Treasury Bonds        Short         $(33,997)
Tennessee              12/96               45 U.S. Treasury Bonds        Short         $ 77,115
Virginia               9/96                49 U.S. Treasury Bonds        Short         $(45,022)

At August 31, 1996, each Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

--------------------------------------------------------------------------------

                          Independent Auditors' Report
--------------------------------------------------------------------------------

TO THE TRUSTEES AND INVESTORS OF:
ALABAMA MUNICIPALS PORTFOLIO
ARKANSAS MUNICIPALS PORTFOLIO
GEORGIA MUNICIPALS PORTFOLIO
KENTUCKY MUNICIPALS PORTFOLIO
LOUISIANA MUNICIPALS PORTFOLIO
MARYLAND MUNICIPALS PORTFOLIO
MISSOURI MUNICIPALS PORTFOLIO
NORTH CAROLINA MUNICIPALS PORTFOLIO
OREGON MUNICIPALS PORTFOLIO
SOUTH CAROLINA MUNICIPALS PORTFOLIO
TENNESSEE MUNICIPALS PORTFOLIO
VIRGINIA MUNICIPALS PORTFOLIO

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alabama Municipals Portfolio, Arkansas Municipals Portfolio, Georgia Municipals Portfolio, Kentucky Municipals Portfolio, Louisiana Municipals Portfolio, Maryland Municipals Portfolio, Missouri Municipals Portfolio, North Carolina Municipals Portfolio, Oregon Municipals Portfolio, South Carolina Municipals Portfolio, Tennessee Municipals Portfolio and Virginia Municipals Portfolio as of August 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1996 and 1995 and supplementary data for each of the years in the three year period ended August 31, 1996, and for the period from the start of business to September 30, 1993 for the Alabama Municipals Portfolio, Georgia Municipals Portfolio, Kentucky Municipals Portfolio, Maryland Municipals Portfolio, Missouri Municipals Portfolio, North Carolina Municipals Portfolio, Tennessee Municipals Portfolio and Virginia Municipals Portfolio. These financial statements and supplementary data are the responsibility of the Trusts' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion such financial statements and supplementary data present fairly, in all material respects, the financial position of Alabama Municipals Portfolio, Arkansas Municipals Portfolio, Georgia Municipals Portfolio, Kentucky Municipals Portfolio, Louisiana Municipals Portfolio, Maryland Municipals Portfolio, Missouri Municipals Portfolio, North Carolina Municipals Portfolio, Oregon Municipals Portfolio, South Carolina Municipals Portfolio, Tennessee Municipals Portfolio, and Virginia Municipals Portfolio at August 31, 1996, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                                 DELOITTE & TOUCHE LLP
BOSTON, MASSACHUSETTS
OCTOBER 1, 1996

--------------------------------------------------------------------------------

Investment Management
--------------------------------------------------------------------------------
FUNDS

               OFFICERS                        INDEPENDENT TRUSTEES
               THOMAS J. FETTER                DONALD R. DWIGHT
               President                       President, Dwight Partners, Inc.
                                               Chairman, Newspapers of New
                                               England, Inc.
               JAMES B. HAWKES
               Vice President, Trustee         SAMUEL L. HAYES, III
                                               Jacob H. Schiff Professor of
                                               Investment Banking,
               ROBERT B. MACINTOSH             Harvard University Graduate
               Vice President                  School of Business Administration

               JAMES L. O'CONNOR               NORTON H. REAMER
               Treasurer                       President and Director, United
                                               Asset
               THOMAS OTIS                     Management Corporation
               Secretary
                                               JOHN L. THORNDIKE
                                               Director, Fiduciary Company
                                               Incorporated

                                               JACK L. TREYNOR
                                               Investment Adviser and Consultant

-------------------------------------------------------------------------------
PORTFOLIOS

               OFFICERS                        INDEPENDENT TRUSTEES
               THOMAS J. FETTER                DONALD R. DWIGHT
               President and Portfolio         President, Dwight Partners, Inc.
               Manager                         Chairman, Newspapers of New
               of South Carolina               England, Inc.
               Municipal Portfolio
                                               SAMUEL L. HAYES, III
               JAMES B. HAWKES                 Jacob H. Schiff Professor of
               Vice President, Trustee         Investment
                                               Banking, Harvard University
               ROBERT B. MACINTOSH             Graduate
               Vice President and Portfolio    School of Business Administration
               Manager
               of Louisiana and                NORTON H. REAMER
               North Carolina                  President and Director, United
               Municipals Portfolios           Asset
                                               Management Corporation
               TIMOTHY T. BROWSE
               Vice President and Portfolio    JOHN L. THORNDIKE
               Manager of                      Director, Fiduciary Company
               Alabama, Arkansas and Maryland  Incorporated
               Municipals Portfolios
                                               JACK L. TREYNOR
               CYNTHIA J. CLEMSON              Investment Adviser and Consultant
               Vice President and Portfolio
               Manager of
               Georgia, Missouri and Tennessee
               Municipals Portfolios

               DAVID C. REILLY
               Vice President and Portfolio
               Manager of
               Kentucky, Oregon and Virginia
               Municipals Portfolios

--------------------------------------------------------------------------------

PORTFOLIO INVESTMENT ADVISER
Boston Management and Research
24 Federal Street
Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AGENT
First Data Investor Services Group
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Funds, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

                          EATON VANCE MUNICIPALS TRUST
                               24 FEDERAL STREET
                                BOSTON, MA 02110                  M-12CSRC-11/96

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